                                                                   EXHIBIT 10.34

                              AGREEMENT OF LEASE
                                   (OFFICE)
                                      FOR




                     THE CORPORATE ADVISORY BOARD COMPANY



                                 SUITES _____
                        2000 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, D.C. 20006





The Corporate Advisory Board Company Lease
June 23, 1998 Final

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


1.   INITIAL DEMISED PREMISES/CONDITION OF INITIAL DEMISED PREMISES.......    1
     --------------------------------------------------------------

2.   TERM.................................................................    1
     ----

3.   RENT/BASIC ANNUAL RENT...............................................    2
     ----------------------

5.   OPERATING EXPENSE INCREASES AND REAL ESTATE TAX ADJUSTMENTS..........    5
     -----------------------------------------------------------

6.   SECURITY DEPOSIT.....................................................   12
     ----------------

7.   USE..................................................................   13
     ---

9.   UPKEEP OF BUILDING...................................................   14
     ------------------

10.  ASSIGNMENT AND SUBLETTING............................................   15
     -------------------------

11.  ALTERATIONS..........................................................   19
     -----------

12.  MECHANICS' LIENS AND SIMILAR LIENS...................................   22
     ----------------------------------

13.  PERSONAL PROPERTY....................................................   22
     -----------------

14.  DELIVERIES AND MOVING OF PROPERTY BELONGING TO TENANT................   23
     -----------------------------------------------------

15.  TENANT'S EQUIPMENT...................................................   24
     ------------------

16.  SIGNS AND ADVERTISEMENTS.............................................   26
     ------------------------

17.  LANDLORD'S ACCESS....................................................   26
     -----------------

18.  SERVICES.............................................................   27
     --------

19.  RULES AND REGULATIONS................................................   28
     ---------------------

20.  DAMAGE BY TENANT.....................................................   28
     ----------------

21.  LIABILITY............................................................   29
     ---------

22.  INSURANCE............................................................   30
     ---------

23.  REQUIREMENTS FOR TENANT'S INSURANCE POLICIES.........................   31
     --------------------------------------------

24.  DAMAGE BY FIRE OR OTHER CASUALTY.....................................   32
     --------------------------------

25.  EMINENT DOMAIN.......................................................   33
     --------------


The Corporate Advisory Board Company Lease
June 23, 1998 Final

26.  SUBORDINATION........................................................   34
     -------------

27.  ESTOPPEL CERTIFICATES................................................   36
     ---------------------

28.  BANKRUPTCY...........................................................   37
     ----------

29.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT............................   38
     -----------------------------------------

30.  DEFAULTS AND REMEDIES................................................   39
     ---------------------

31.  REPEATED DEFAULTS....................................................   41
     -----------------

32.  SUCCESSORS...........................................................   41
     ----------

33.  AUTOMOBILE PARKING...................................................   41
     ------------------

34.  ALTERNATIVE TELEPHONE OR TELECOMMUNICATIONS PROVIDER.................   42
     ----------------------------------------------------

35.  TENANT HOLDOVER......................................................   43
     ---------------

36.  RIGHTS RESERVED BY LANDLORD..........................................   44
     ---------------------------

37.  JURY TRIAL WAIVER....................................................   45
     -----------------

38.  NOTICES..............................................................   45
     -------

39.  LIEN FOR RENT........................................................   45
     -------------

40.  LIMITATION ON LANDLORD'S LIABILITY...................................   46
     ----------------------------------

41.  COVENANTS OF LANDLORD................................................   46
     ---------------------

42.  MISCELLANEOUS........................................................   46
     -------------

43.  TENANT'S RIGHT TO RENEW..............................................
     -----------------------

44.  EXPANSION OPTIONS....................................................
     -----------------


                               TABLE OF EXHIBITS
                               -----------------


     Exhibit A    Floor Plan(s) of the Demised Premises and Expansion Spaces

     Exhibit B    Declaration as to Date of Delivery of Demised Premises and as
                  to Lease Commencement Date

     Exhibit C    Rules and Regulations

     Exhibit D    Specifications for Office Space


The Corporate Advisory Board Company Lease
June 23, 1998 Final

     Exhibit E    Form of Tenant Estoppel Certificate

     Exhibit F    Cleaning Specifications

     Exhibit G    Guaranty

     Exhibit H    First Amendment to Deed of Trust



                            TABLE OF DEFINED TERMS
                            ----------------------

Term                                                                            PAGE
----                                                                            ----

Additional Rent.................................................................  3


Adjustment Rent................................................................. 10


affiliate....................................................................... 16


Alterations..................................................................... 19


Assignment Date................................................................. 17


Assignment Notice............................................................... 17


base building systems........................................................... 14


Base Operating Expenses......................................................... 10


Base Real Estate Taxes.......................................................... 10


Basic Annual Rent...............................................................  2


Building........................................................................  1


Calendar Year...................................................................  5


control......................................................................... 16


Fiscal Year.....................................................................  5


Indemnitees..................................................................... 29


Land............................................................................  9


Landlord........................................................................  1


Lease...........................................................................  1

The Corporate Advisory Board Company Lease
June 23, 1998 Final


Lease Year......................................................................  5


Operating Expense Share.........................................................  9


Operating Expenses..............................................................  6


Provider........................................................................ 42


Real Estate Tax Share...........................................................  9


Real Estate Tax Year............................................................ 10


Real Estate Taxes...............................................................  9


Recapture Space................................................................. 18


Security Deposit................................................................ 12


Sublet Space.................................................................... 18


Subletting Date................................................................. 18


Subletting Notice............................................................... 18


subsidiary...................................................................... 16


successor partnership, limited liability company or professional corporation.... 16


Taking Date..................................................................... 34


Tenant..........................................................................  1


Tenant's Property............................................................... 23

The Corporate Advisory Board Company Lease
June 23, 1998 Final

                              AGREEMENT OF LEASE
                                      FOR
                     THE CORPORATE ADVISORY BOARD COMPANY

     THIS AGREEMENT OF LEASE (the "Lease") is made as of the ___ day of June, 1998, by and between The George Washington University, a non-profit corporation chartered by an act of the Congress of the United States (hereinafter called "Landlord"), and The Corporate Advisory Board Company, a Delaware corporation (hereinafter called "Tenant").

     WITNESSETH, that, for and in consideration of the rents, mutual covenants and agreements hereinafter set forth, the parties hereto do mutually agree as follows:

1.  INITIAL DEMISED PREMISES/CONDITION OF INITIAL DEMISED PREMISES
    --------------------------------------------------------------

     (A.)  Initial Demised Premises.  Landlord has leased, and does hereby lease
         --------------------------
and demise unto Tenant, and Tenant has leased and does hereby lease and hire from Landlord as tenant of Landlord, at the rent and upon the terms, covenants and conditions herein set forth, approximately 21,000 square feet of rentable area on the seventh (7th) floor of the building presently known as Suite 7000, which building is known by street address as 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006 and being herein referred to as the "Building". Suite 7000 is hereinafter referred to as the "Initial Demised Premises". The Initial Demised Premises is shown on the floor plan attached to this Lease and made a part hereof as Exhibit A.
               ----------

     (B.) Condition of Initial Demised Premises.  Tenant agrees to accept the
          -------------------------------------
Initial Demised Premises in its "as is" condition existing on the date possession of the Initial Demised Premises is delivered to Tenant by Landlord, without Landlord being required to undertake any demolitions, removals, alterations, improvements, decorations, repairs or modifications of the Initial Demised Premises. This provision shall not in any way affect any repair and maintenance obligations of Landlord hereunder with respect to the Demised Premises, if any.

     (C.)  Tenant Examination.  Tenant represents that it has thoroughly
           ------------------
examined the Initial Demised Premises as of the date of this Lease first stated and is aware of and accepts the existing condition of each.

     (D)   Swing Space. Landlord has leased, and does hereby lease and demise
           ------------
unto Tenant, and Tenant has leased and does hereby lease and hire from Landlord as tenant of Landlord, upon the terms, covenants and conditions herein set forth, approximately 4,958 square feet of rentable area on the second (2nd) floor of the Building presently known as Suite 2500 (hereinafter called the "Swing Space"). The Swing Space is outlined on the floor plan attached to this Lease and made a part hereof as Exhibit A .
                                ---------


     (E.)  Definition of Demised Premises.  The Initial Demised Premises and any
           -------------------------------
other rentable areas of the Building leased to Tenant from time to time pursuant to the provisions of this Lease are collectively hereinafter referred to as the "Demised Premises".


2.  TERM
    ----

     (A.) Lease Commencement Date.  The term of this Lease shall commence on the
          -----------------------
Delivery Date (as hereinafter defined) of the Initial Demised Premises (the "Lease Commencement Date"). The delivery date of the Initial Demised Premises shall be the 1st day of July, 1998 ("Delivery Date") and except as provided under Subparagraph (B.) of this Paragraph below,

The Corporate Advisory Board Company Lease
June 23, 1998 Final

Landlord will deliver, and Tenant shall accept, possession of the Initial Demised Premises on the Lease Commencement Date.

     (B.) Delay in Delivery of Initial Demised Premises and Swing Space.  In the
          -------------------------------------------------------------
event Landlord is unable to deliver possession of Suite 7000 and/or the Swing Space to Tenant by July 1, 1998, Landlord, its agents and employees, shall not be liable or responsible for any claims, damages or liabilities arising in connection therewith or by reason thereof, nor shall the validity of this Lease be affected or Tenant be excused or released from this Lease, or its performance hereunder. The Lease Commencement Date shall be extended, if necessary, to the date Landlord delivers possession of the Initial Demised Premises and Tenant's obligations pursuant to this Lease shall commence thereon. For the purposes of this Lease, the term "Lease Commencement Date" shall also mean any extended date of commencement of the term of this Lease as may be established pursuant to the operation of the provisions of this Paragraph of the Lease. If any existing tenant of the Initial Demised Premises or occupant of the Initial Demised Premises holds over in violation of its lease, Landlord shall promptly initiate and pursue appropriate legal action to evict such tenant or occupant from the Initial Demised Premises.

     (C.) Confirmation of Lease Commencement Date.  When Tenant accepts
          ---------------------------------------
possession of the Initial Demised Premises on the Lease Commencement Date, Landlord and Tenant shall execute the "Declaration of Lease Commencement Date," attached hereto as Exhibit B, which shall specify and be controlling as to the
                   ---------
Lease Commencement Date and as to the Rent Commencement Date, as hereinafter defined. Actual entry by Tenant into the Initial Demised Premises shall not be necessary to establish that the Lease Commencement Date has occurred and Tenant's obligations hereunder have become effective.

     (D.) The Lease Expiration Date.  The initial term of this Lease shall
          -------------------------
expire on June 30, 2009 (the "Lease Expiration Date"), unless the term of this Lease shall sooner cease and expire as hereinafter provided in this Lease.

     (E)   Rent Commencement.  Tenant's first payment of Basic Annual Rent (as
           ------------------
hereinafter defined) shall be due on the date that is ninety (90) days after the Lease Commencement Date (the "Rent Commencement Date").

     (F)  Swing Space Term.  The term of this Lease for the Swing Space (i.e.,
          -----------------
unless and until such Swing Space becomes Expansion Space B as described in Paragraph 44 hereof) shall commence on the Lease Commencement Date and continue through June 30, 1999. In no event shall Tenant be entitled to lease or occupy the Swing Space after June 30, 1999 without exercising the option for Expansion Space B set forth in Paragraph 44 hereof, and should Tenant continue in occupancy after June 30, 1999 without having exercised Tenant's option for Expansion Space B, Tenant shall be considered to be a tenant at will and the provisions of Paragraph 35 TENANT HOLDOVER shall apply.
                           ---------------


3.  RENT/BASIC ANNUAL RENT
    ----------------------

     (A.) Rent.  Tenant hereby covenants and agrees to pay to Landlord, as
          ----
consideration for making this Lease with Tenant, rent of the kind and nature hereinafter prescribed in this Lease. Rent shall include, but is not limited to, Basic Annual Rent, as increased pursuant to this Lease (as hereinafter defined), Adjustment Rent (as hereinafter defined), any modification to Basic Annual Rent or Adjustment Rent, any increases due to increases or decreases in the size of the Demised Premises, and any sums, charges, expenses and costs identified in this Lease as to be


The Corporate Advisory Board Company Lease
June 23, 1998 Final
paid by Tenant to Landlord (with all rent, other than Basic Annual Rent [and any modifications thereto] being collectively defined and hereinafter referred to as "Additional Rent").

     (B.) Basic Annual Rent/Basic Monthly Rent.  In keeping with Tenant's
          ------------------------------------
covenant and commitment to pay rent, Tenant agrees to pay a basic annual rent for the leasing of the Initial Demised Premises (other than the Swing Space) of Thirty-two and 50/100th Dollars ($32.50) per rentable square foot, subject to annual increases during the term of this Lease as set forth hereinbelow, (such rent, as adjusted is hereinafter referred to as "Basic Annual Rent"). Basic Annual Rent shall be due and payable in equal monthly installments. Each of said monthly installments of Basic Annual Rent are hereinafter called "Basic Monthly Rent". Every installment of Basic Monthly Rent shall be due and payable without demand and shall not be subject to setoff, deduction or counterclaim, except if and as otherwise provided herein. Installments of Basic Monthly Rent shall be due and payable in advance on or before the first day of each calendar month during the term hereof, commencing on the Rent Commencement Date. If the Rent Commencement Date occurs on a day other than the first day of a calendar month, then the first installment of Basic Monthly Rent paid by Tenant shall be prorated based upon the number of days in such partial month and Tenant shall be credited with any overpayment.

     It is agreed by Landlord and Tenant that all Basic Monthly Rent and Additional Rent otherwise due on the Swing Space shall be abated for the period from July 1, 1998 through June 30, 1999 or, if the Lease Commencement Date with respect to the Swing Space is not July 1, 1998, then for a period commencing on the Lease Commencement Date and continuing for a period of twelve (12) months from such Lease Commencement Date. It is agreed by Landlord and Tenant that all Basic Monthly Rent otherwise due for Suite 7000 and for the Mandatory Expansion Space, as hereinafter defined, shall be abated for the months of July and August, 2000, or if the Lease Commencement Date is not July 1, 1998, then for the first two (2) months of the third Lease Year.

     Basic Annual Rent per rentable square foot shall be subject to adjustment and escalation effective as of the first day of each Lease Year starting with the second Lease Year, (excluding, however, the sixth Lease Year), by an amount equal to two percent (2%) of the per-square-foot Basic Annual Rent in effect for the immediately preceding and expiring Lease Year. In lieu of a 2% escalation in the sixth Lease Year, the per-square-foot Basic Annual Rent for the sixth Lease Year shall be equal to the per-square-foot Basic Annual Rent in effect for the fifth (5th) Lease Year plus an amount equal to Two Dollars ($2.00) per rentable square foot.

     Accordingly, as computed, Basic Annual Rent and the resulting Basic Monthly Rent for the Initial Demised Premises shall be as follows:



                                 Basic Annual Rent     Basic Annual     Basic Monthly
         Lease Year               Per Square Foot          Rent             Rent
------------------------------  -------------------  ---------------  ---------------

              1                       $32.50             $682,500        $56,875
------------------------------  -------------------  ---------------  ---------------

              2                       $33.15             $696,150        $58,012.50
------------------------------  -------------------  ---------------  ---------------

              3                       $33.81             $710,010        $59,167.50
------------------------------  -------------------  ---------------  ---------------

              4                       $34.49             $724,290        $60,357.50
------------------------------  -------------------  ---------------  ---------------

              5                       $35.18             $738,780        $61,565
------------------------------  -------------------  ---------------  ---------------

              6                       $37.18             $780,780        $65,065
------------------------------  -------------------  ---------------  ---------------



The Corporate Advisory Board Company Lease
June 23, 1998 Final



              7                       $37.92             $796,320        $66,360
------------------------------  -------------------  ---------------  ---------------

              8                       $38.68             $812,280        $67,690
------------------------------  -------------------  ---------------  ---------------

              9                       $39.45             $828,450        $69,037.50
------------------------------  -------------------  ---------------  ---------------

             10                       $40.24             $845,040        $70,420
------------------------------  -------------------  ---------------  ---------------

             11                       $41.04             $861,840        $71,820
------------------------------  -------------------  ---------------  ---------------


     (C.) Payment Instructions.  All rent shall be paid by check (subject to
          --------------------
collection) made payable to the order of " The George Washington University" and shall be delivered to "LaSalle Partners Management Services, Inc., P.O. Box 71015, Chicago, IL 60694-1015," or to such other party or address as Landlord may from time to time designate in writing.

     (D.) Certified/Cashier's Check.  If Tenant is delayed or in default in
          -------------------------
making any payment of rent of any kind and nature more than once during any Lease Year during the term of this Lease, then Landlord at its option may require that all future payments of rent thereafter be made by certified or cashier's check, payable to Landlord. This requirement shall be in addition to and not in limitation of any remedies available to Landlord under this Lease for Tenant's failure to timely and properly pay rent.


4.  MANDATORY EXPANSION OF INITIAL DEMISED PREMISES.
    ------------------------------------------------

     (A.)  Obligation.
           -----------

          Subject to the provisions of Subparagraph (B.) of this Paragraph, Tenant shall be obligated to lease from Landlord, and Landlord shall be obligated to lease to Tenant, approximately 6,765 square feet of rentable area on the seventh (7th) floor of the Building presently known as Suite 7400 and approximately 37,701 square feet of rentable area on the sixth (6th) floor of the Building presently known as Suite 6000 (collectively, the "Mandatory Expansion Space"). The Mandatory Expansion Space is outlined on the floor plan attached to this Lease and made a part hereof as Exhibit A. If any existing
                                                 ---------
tenant of the Mandatory Expansion Space or occupant of the Mandatory Expansion Space holds over in violation of its lease, Landlord shall promptly initiate and pursue appropriate legal action to evict such tenant or occupant from the Mandatory Expansion Space.

     (B.)  Commencement Date.
           ------------------

          (i) The commencement date of this Lease with regard to the Mandatory Expansion Space shall be March 23, 1999, or such later date as Landlord shall be able to deliver the Mandatory Expansion Space to Tenant (in either case, the "Mandatory Expansion Space Lease Commencement Date").

          (ii) The term of this Lease with regard to the Mandatory Expansion Space shall commence on the date Landlord delivers possession of the Mandatory Expansion Space to Tenant ("Mandatory Expansion Space Delivery Date"), but in no event shall the Mandatory Expansion Space Delivery Date be earlier than March 23, 1999, without Tenant's prior approval.

          (iii) The lease termination date with respect to the Mandatory Expansion Space will be the same as the Lease Expiration Date for the Initial Demised Premises.


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June 23, 1998 Final

     (C.)  Conditions of the Leasing of the Mandatory Expansion Space by Tenant.
           ---------------------------------------------------------------------

          Tenant shall lease the Mandatory Expansion Space from Landlord subject to and upon the following conditions, and where not in conflict with the following, on the same terms and conditions as the Initial Demised Premises:

          (i) Tenant shall accept the Mandatory Expansion Space in "AS IS" condition, without Landlord being required to undertake any demolition, removals, alterations, improvements, decorations, repairs or modifications of the Mandatory Expansion Space. This provision shall not in any way affect any repair and maintenance obligations of Landlord hereunder with respect to the Mandatory Expansion Space, if any.

          (ii) Tenant shall pay to Landlord, as Basic Annual Rent for the Mandatory Expansion Space ("Mandatory Expansion Space Rent") an amount equal to the product of the number of square feet of rentable area attributable to the Mandatory Expansion Space, multiplied by the then-applicable per-square-foot Basic Annual Rent attributable to the Initial Demised Premises in effect for each Lease Year of the remainder of the term, beginning with the Lease Year in which the Mandatory Expansion Space Rent Commencement Date (as hereinafter defined) occurs and further, to pay that Mandatory Expansion Space Rent in equal monthly installments to Landlord with the Basic Monthly Rent paid for the Initial Demised Premises.

          (iii) Tenant shall commence to pay Mandatory Expansion Space Rent, in advance, from and after three (3) months after the Mandatory Expansion Space Lease Commencement Date (the "Mandatory Expansion Space Rent Commencement Date").

          (iv) Tenant shall commence to pay Adjustment Rent for the Mandatory Expansion Space from and after the Mandatory Expansion Space Rent Commencement Date, and the percentage of the Tenant's Operating Expense Share and the percentage of the Tenant's Real Estate Tax Share shall be increased to reflect the addition of the Mandatory Expansion Space to the Initial Demised Premises in accordance with the calculation of such percentages set forth in Paragraph 5 of the Lease entitled "OPERATING EXPENSE INCREASES AND REAL ESTATE TAX
                    -----------------------------------------------
ADJUSTMENTS",  such revised percentages to become effective as of the Mandatory
--------------
Expansion Space Rent Commencement Date, with appropriate pro rata adjustments in Adjustment Rent being made in the Lease Year in which the Mandatory Expansion Space Rent Commencement Date occurs.

5.  OPERATING EXPENSE INCREASES AND REAL ESTATE TAX ADJUSTMENTS
    -----------------------------------------------------------

     (A.) Definitions.  As used in this Lease, the terms listed below shall have
          -----------
the  meanings indicated, namely:

          (i) "Calendar Year" shall mean each consecutive twelve (12) calendar month period, January 1st through the succeeding December 31st, of any year in which this Lease is in effect.

          (ii) "Fiscal Year" shall mean the period July 1st of one Calendar Year through June 30th of the next Calendar Year, being the fiscal year of the Building, or such other twelve (12) calendar month period, including a Calendar Year, as Landlord may determine from time to time during the term of this Lease.

          (iii) "Lease Year" shall mean each consecutive twelve (12) calendar month period commencing on the Lease Commencement Date, or if the Lease


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June 23, 1998 Final

          Commencement Date is not the first day of a calendar month, then commencing on the first day of the calendar month next following the Lease Commencement Date.

          (iv) "Operating Expenses" shall mean any and all expenses reasonably allocated by Landlord to the office areas of the Building (as distinguished from the areas of the Building designated from time to time by Landlord as retail areas of the Building) incurred in a Fiscal Year in connection with the operation, maintenance, servicing, repair and improvement of the Building and its appurtenances, but net of any discounts, credits, rebates or reimbursements to Landlord. Operating Expenses shall be determined in accordance with generally accepted accounting principles, ("GAAP") consistently applied and modified as necessary to reflect customary property management practices and the
          specific provisions of this paragraph (iv).   By way of example, but
          without limitation, Operating Expenses shall include, but are not limited to, any and all of the following:

               (a) salaries, wages, medical, surgical and general welfare benefits (including also group life insurance and pension payments for employees of Landlord or Landlord's agent or agents engaged in the operation, maintenance, servicing or repair of the Building);

               (b)  payroll taxes;

               (c) premiums and payments related to workmen's compensation insurance;

               (d)  license and permit fees and charges;

               (e)  electricity charges;

               (f)  costs and expenses for repairs and maintenance;

               (g)  utility taxes;

               (h)  water and sewer charges;

               (i)  natural gas charges (if any);

               (j)  oil and other fuels charges;

               (k) premiums and other charges for insurance provided and maintained by Landlord, including casualty and liability insurance;

               (l)  charges for security services;

               (m)  fees and charges for char and cleaning services;

               (n) costs of operating supplies for the Building, including cleaning supplies and equipment;

               (o)  costs of uniforms and dry cleaning and laundering;

               (p)  costs related to window cleaning;



The Corporate Advisory Board Company Lease
June 23, 1998 Final

               (q)  costs related to snow removal;

               (r) costs and expenses of repair and maintenance of common areas in or about the Building and the Land, including but not limited to sidewalks, driveways, parking facilities, vaults, roadways, grounds, and public spaces;

               (s) management and service provider fees actually incurred by Landlord (but as to property management fees, not to exceed market rates for such services for first-class office buildings in downtown Washington, D.C.) ;

               (t) costs and expenses of service or management contracts with independent contractors;

               (u) fees and expenses of accountants and attorneys, including but not limited to those incurred to reduce or contest Operating Expenses or Real Estate Taxes;

               (v) costs and expenses incurred for telephone, telegraph, postage, stationery, supplies and other materials required for or related to the operation of the Building, including those of any management office supporting the Building;

               (w) the cost of capital improvements to the Building and appurtenant improvements made by Landlord (i) for the purpose of complying with governmental laws, rules, regulations or order arising subsequent to the date of this Lease first hereinabove stated, or (ii) which are reasonably determined by third party consultants hired by Landlord to be likely to reduce Operating Expenses, provided that the cost of each such capital improvement, together with financing charges if the improvement is not financed by borrowing, shall be amortized in constant annual payments over the useful life of the improvement, and only the amount of that annual payment shall be included as Operating Expenses for any Fiscal year; and,

               (x) any other expenses or charges of any nature whatsoever, whether or not herein mentioned, which would be included as operating expenses of a mixed use, commercial office building in accordance with generally accepted accounting and management principles with respect to operation of first-class office buildings in the Washington, D.C., Metropolitan Area.

          Operating Expenses may, in Landlord's sole discretion, include payments made to entities related to Landlord, or in which Landlord may have a direct or indirect interest, to reimburse such entities (as determined by Landlord using commercially reasonable principles) for the proportionate use by Landlord within the Building of equipment owned or personnel employed by such entities which are used both by such entities and Landlord.

          Operating Expenses shall not include any of the following: (a) painting or decorating areas of the Building other than public areas;
          (b) interest and amortization


The Corporate Advisory Board Company Lease
June 23, 1998 Final
          on mortgages; (c) depreciation of the Building (but not any amortization of capital improvements and interest thereon as provided for above); (d) ground rent, if any; (e) salaries and other compensation paid to officers or executives of Landlord or to any partner, principal or owner of the entity comprising Landlord; (f) income taxes imposed upon the net income of Landlord from the operation of the Building; (g) the costs of alterations, capital improvements and other items which under generally accepted accounting principles are properly classified as capital expenditures (except to the extent otherwise provided in Subparagraph 5(A.)(iv)(w)); (h) any tenant work performed or alteration of space leased to Tenant or other tenants or occupants of the Building, whether such work or alteration is performed for the initial occupancy by such tenant or occupant or thereafter; (i) any cash or other consideration paid by Landlord on account of, with respect to or in lieu of the tenant work or alterations described in (h) above; (j) interest and amortization of indebtedness or any costs of financing or refinancing, depreciation or ground rent; (j) management fees in excess of the amount permitted under Subparagraph 5(A.)(iv)(s); (k) leasing commissions and advertising (other than advertising for building employees) and promotional expenses related to leasing space in the Building; (l) "takeover lease expenses" (i.e., expenses incurred by Landlord with
                                     ----
          respect to leases entered into by tenants of the Building for space which such tenants vacated in another building in connection with the leasing of space in the Building); (m) any amounts payable by Landlord by way of indemnity or for damages or which constitute a fine, interest or penalty which payments were not triggered or caused, directly or indirectly, by the actions or inactions of Tenant; (n) any cost representing an amount paid for services or materials to a person, firm or entity related to Landlord or any general partner of Landlord to the extent such amount exceeds the maximum amount that would be paid in the marketplace for such services or materials to an unrelated third party for the identical level and nature of services or materials; (o) costs for which Landlord actually receives reimbursement from insurance, condemnation awards or any other source and expenses for repairs and other work caused by fire, windstorm or other casualty required to be insured under this Lease; (p) any expenses incurred by Landlord as a result of asbestos in the Building or on or about the Land or suspected to be in the Building or on or about the Land; and (q) legal, investigative, and court costs in connection with the enforcement by Landlord of leases to tenants in the Building. In addition, to the extent that the costs of performing additional services (including operation of the Building beyond the days and hours specified in Paragraph 15 (A.) and start-up time related thereto) or the costs of installations to or for tenants other than Tenant are reimbursed to Landlord by such tenants, such costs shall not be included in Operating Expenses.

               If during all or part of any Fiscal Year, including the Fiscal Year ending June 30, 1999, Landlord shall not furnish any particular item of work or service (which would constitute an item of Operating Expenses hereunder) to at least ninety-five percent (95%) of the rentable area of the Building designated by Landlord as office space, because (a) less than all of the space then designated for office space of the Building is occupied, or (b) such item of work or service is not desired or required by any tenant of the office space, or (c) any tenant of the office space is itself obtaining and providing such item of work or service, then an adjustment shall be made in computing the Operating Expenses for such Fiscal Year so that the Operating Expenses shall be increased for such Fiscal Year to the amount that would have been reasonably incurred had Landlord provided such item of work or service to ninety-five percent (95%) of the rentable area of the Building designated by Landlord as office space for the entire Fiscal Year.


The Corporate Advisory Board Company Lease
June 23, 1998 Final

          (v) "Operating Expense Share" shall mean Tenant's proportionate share of increases in Operating Expenses (as hereinafter defined); representing the ratio that the rentable area of the Demised Premises bears to the total rentable area of all office area in the Building from time to time, which total rentable area of office area of the Building excludes the area of any storage areas located outside any Demised Premises leased to tenants in the Building and the area of the garage within the Building. As of the date of this Lease first hereinabove stated, Tenant's Operating Expense Share will be seven and one thousand seven hundred ninety-three ten-thousandths percent (7.1793%) and Tenant's Operating Expense Share will increase to twenty-two and three thousand eight hundred eight ten-thousandths percent (22.3808%) from and after the Mandatory Expansion Space Rent Commencement Date. Tenant's Operating Expense Share will increase upon the addition of any of Expansion Space A, Expansion Space B, or Expansion Space C, all as provided in Paragraph 44 hereof.

          (vi) "Real Estate Tax Share" shall mean Tenant's proportionate share of increases in Real Estate Taxes (as hereinafter defined), representing the ratio that the rentable area of the Demised Premises bears to the total rentable area of all office and retail areas contained in the Building from time to time, which total rentable area of office and retail areas of the Building excludes the area of any storage areas located outside any Demised Premises leased to tenants in the Building and the area of the garage within the Building. As of the date of this Lease first herein above stated, Tenant's Real Estate Tax Share will be five and seven thousand nine hundred fifty-one ten-thousandths percent (5.7951%) and shall increase to eighteen and six hundred fifty-eight ten-thousandths percent (18.0658%) from and after the Mandatory Expansion Space Rent Commencement Date. Tenant's Real Estate Tax Share will increase upon the addition of any of Expansion Space A, Expansion Space B, or Expansion Space C, all as provided in Paragraph 44 hereof.

          (vii) "Real Estate Taxes" shall mean all taxes, rates and assessments, general and special and including also any increases in tax rate and/or in assessed valuation, which are now or at any time(s) hereafter levied, assessed or imposed with respect to the Building and all land related or appurtenant thereto (the "Land"), and/or upon Landlord's leasehold interest (if any) in the said Land, to the extent same apply to a Real Estate Tax Year (or part thereof occurring during the term of this Lease). Real Estate Taxes shall include without limitation, real estate taxes, personal property taxes applicable to the personalty in the Building, any and all unincorporated and other business license and/or franchise taxes (other than such taxes based upon Landlord's net income), public space rentals, including but not limited to vault rentals, any taxes, assessments or other levies which may at any time be imposed and/or collected by any federal, state, county, municipal, quasi-governmental or corporate entity in respect of bus, subway or other public transportation facilities operating in the metropolitan area of the District of Columbia, and including also any assessment or levy for any business improvement district duly formed in accordance with applicable law, and any tax assessment or other charges in the nature of a sales, use or other tax upon Landlord, the Demised Premises, the Building, the Land and/or the rents payable hereunder (except income taxes, franchise taxes calculated upon Landlord's net income, estate or inheritance taxes of Landlord). If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on the Building, and/or Land and/or Landlord, in addition to or in substitution for real estate taxes


The Corporate Advisory Board Company Lease
June 23, 1998 Final
          and/or personal property taxes presently levied or imposed on immovables in the District of Columbia, and including also without limitation any taxes on rents, then any such new tax or levy shall be included within the term "Real Estate Taxes". If any Real Estate Tax is levied or assessed in such a manner that the amount thereof required to be paid by Tenant hereunder in respect of its Real Estate Tax Share is not ascertainable because such tax relates to one or more properties other than the Building or to rents received by Landlord in addition to those received from the Building, then Tenant's Real Estate Tax Share of said items to be paid by Tenant forming a part of the Real Estate Taxes shall be reasonably determined by Landlord. If any Real Estate Taxes levied against the Land, Building or improvements covered hereby or the rents reserved therefrom, shall be evidenced by improvement bonds or other bonds, or in any other form, which may be paid in annual installments, Landlord shall include the same in Real Estate Taxes based upon the maximum period permitted by law for payment of such installments and only the amount payable for a Real Estate Tax Year elapsing during the term of this Lease shall be included as Real Estate Taxes for purposes of this definition.

          (viii) "Real Estate Tax Year" shall mean the fiscal year of the District of Columbia being October 1st of one Calendar Year through September 30th of the next succeeding Calendar Year, or such other twelve (12) calendar month period as Landlord may determine from time to time during the term of this Lease, including such other period as may be defined as the fiscal year of the District of Columbia from time to time during the term of this Lease. The term "Real Estate Tax Year" shall include any period of adjustment which may result from a change in designation of the period identified by the District of Columbia as its fiscal year.


     (B.) Obligations for Adjustment Rent.  During the term of this Lease and
          -------------------------------
any renewals or extensions thereof, Tenant covenants and agrees to pay to Landlord, as part of Additional Rent, (i.) Tenant's Operating Expense Share of any Operating Expenses in excess of the Operating Expenses incurred during the Fiscal Year elapsing between July 1, 1998 and June 30, 1999 ("Base Operating Expenses"), and (ii.) Tenant's Real Estate Tax Share of Real Estate Taxes in excess of the Real Estate Taxes payable for the Real Estate Tax Year 1999 (i.e.,
                                                                           ----
October 1, 1998 through September 30, 1999) ("Base Real Estate Taxes"), provided, however, that during any renewal or extension of this Lease, the Base Operating Expenses and Base Real Estate Taxes shall be modified to reflect the Fiscal Year and Real Estate Tax Year during which such renewal or extension commences, or such other Fiscal Year and Real Estate Tax Year as Landlord and Tenant agree should apply. The payments called for above as (i) and (ii) in this Subparagraph (B.) are hereinafter sometimes collectively referred to as "Adjustment Rent." Tenant shall make the payments of Adjustment Rent called for in this Subparagraph (B.) commencing on July 1, 1999 and shall make such payments within thirty (30) days after each and every request therefor from Landlord. Copies of the appropriate bills for Real Estate Taxes, together with the statement of Operating Expenses of the Building for the Fiscal Year in reasonable detail prepared by Landlord or Landlord's accountants, covering said Adjustment Rent shall be furnished to Tenant as soon as is reasonably practicable following Landlord's billing of such Adjustment Rent under this Subparagraph (B.), and unless timely contested by Tenant pursuant to Paragraph 5(D) below, shall be deemed conclusive and binding on the parties. Tenant's obligation to pay Adjustment Rent shall survive the expiration or earlier termination of this Lease with regards to payments thereof covering any portion of the term of this Lease through the date of expiration or termination of the Lease.


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June 23, 1998 Final

     (C.) Estimates by Landlord.  Landlord may from time to time during the term
          ---------------------
hereof (and more frequently than once during any Lease Year) deliver to Tenant a written estimate by Landlord of the amount of annual Adjustment Rent which Landlord may estimate and determine will be payable by Tenant during any ensuing Fiscal Year (or portions of a Fiscal Year). Such estimated sum is hereinafter called the "Estimated Adjustment Rent". Commencing on the first day of the calendar month immediately following the month in which such statement of Estimated Adjustment Rent is tendered, and on the first day of each and every calendar month thereafter until the next such statement, Tenant shall pay to Landlord (in addition to and with Basic Monthly Rent), as Additional Rent, a sum as specified by Landlord which is equal to one-twelfth (1/12th) of said Estimated Adjustment Rent, such payments to continue to be due and payable until further notice from Landlord. At the end of each Fiscal Year, Landlord shall furnish to Tenant, within a reasonable time after the end of such Fiscal Year, an annual statement setting forth in reasonable detail the actual amount of the annual Adjustment Rent due and payable by Tenant for the immediately preceding Fiscal Year in which such monthly installments of Estimated Adjustment Rent were paid by Tenant pursuant to this Subparagraph (C.). Thereafter Landlord and Tenant shall then make an appropriate adjustment of said Estimated Adjustment Rent paid by Tenant for the then expired Fiscal Year within thirty (30) days after delivery of such statement, accomplished as applicable either by Tenant's payment to Landlord of any deficiency, or, at Landlord's option, by Landlord's refund or credit toward future installments of Basic Monthly Rent in case of any overpayment of Adjustment Rent by Tenant.

     (D.) Within ninety (90) days after delivery of an annual Operating Expense statement, Tenant shall notify Landlord whether Tenant will examine Landlord's books and records with respect to such Operating Expense statement. If Tenant so notifies Landlord then Tenant and its representatives shall have the right, at Tenant's expense, upon reasonable prior notice to Landlord during normal business hours, to examine Landlord's books and records relating to the operation of the Building for the three (3) most recent Fiscal Years to verify matters in the Operating Expense statement(s) for such three most recent Fiscal Years, provided however, that Tenant may review the books and records and request an adjustment in Tenant's Adjustment Rent only once for each Fiscal Year being reviewed by or on behalf of Tenant and such review shall not occur more than one time in any Lease Year. If as a result of such examination, Tenant disputes any such Operating Expense statement, Tenant shall notify Landlord that it disputes such Operating Expense statement setting forth the reasons therefor (a "Notice of Dispute"). If Landlord shall have overstated Adjustment Rent for any Fiscal Year, Landlord shall promptly refund such excess to Tenant. If such Adjustment Rent shall have been overstated by an amount in excess of five percent (5%), Landlord shall reimburse Tenant for the reasonable, actual, out-of pocket cost of such examination. If Landlord shall have understated Adjustment Rent for any Fiscal Year, Tenant shall promptly pay such understated amount to Landlord. Tenant agrees to maintain all information it receives from Landlord or Landlord's agents in connection with Tenant's examination of the books and records in strictest confidence and shall not reveal the same to any other persons or entities except to such accounting or real estate brokerage firms or attorneys which Tenant has employed to assist Tenant in the review of such books and records, which firms shall, prior to receiving any information from such books and records, execute an agreement with Tenant and Landlord agreeing to maintain all such information in confidence. In the event that Tenant employs any persons or entities to review the books and records in accordance with Tenant's rights stated herein, such persons or entities shall not be compensated for their work for Tenant on a contingency basis or in any manner which is based upon the amount of the discrepancies or errors found in the books and records. In the event that Adjustment Rent is found not to be overstated, then Tenant shall immediately pay Landlord an administrative fee of $500 for the costs and expense incurred by Landlord and Landlord's personnel in making such books and records available for review and in handling any other requests by Tenant or Tenant's agents in connection with the review of the books and records.


The Corporate Advisory Board Company Lease
June 23, 1998 Final

6.  SECURITY DEPOSIT
    ----------------

     (A.) Delivery.  Simultaneous with the delivery by Tenant of this Lease
          --------
fully executed by Tenant, Tenant shall deposit with Landlord the sum of One Million Three Hundred Thousand Dollars ($1,300,000) as security for Tenant's performance under this Lease (the "Security Deposit"). The Security Deposit shall be in the form of an unconditional, irrevocable letter of credit payable at sight to Landlord in form and substance and from a financial institution acceptable to Landlord in its reasonable discretion. Such letter of credit shall be assignable by Landlord, as beneficiary, and any successor to Landlord. Such letter of credit shall have a term of not less than one year and shall be automatically renewed without notice from Landlord or Tenant to the issuer at least forty-five days prior to each one year anniversary of the letter of credit's issuance. In the event that Tenant has not provided Landlord with a replacement letter of credit within thirty (30) days prior to the expiration of the letter of credit then being held by Landlord, Landlord shall draw down the letter of credit and shall hold the sum thereby received in a non-interest bearing account, provided, however, that if Tenant delivers a replacement letter of credit, in form and substance acceptable to Landlord in its sole discretion and in compliance with the provisions of this Paragraph 6, and Tenant is not otherwise in default of its obligations under this Lease, then Landlord shall return to Tenant the cash then on deposit in such non-interest bearing account. If Tenant is in default of its obligations under this Lease at the time Tenant delivers a replacement letter of credit as aforesaid, then only after such default has been cured to Landlord's full satisfaction during the period provided herein for the curing of such default, shall Landlord return the cash then on deposit in a non-interest bearing account to Tenant. Provided that Tenant is not then in default and has not been in default during the term hereof, the letter of credit may be reduced to One Million Forty Thousand Dollars ($1,040,000) on the Burnoff Date, as such term is defined in the Guaranty of even date herewith from The Advisory Board Company to Landlord, a copy of which is attached hereto and incorporated herein by this reference as Exhibit G and provided that Tenant is not then in default and has not been in
---------
default during the term hereof, and further provided that the Burnoff Date has occurred, then the letter of credit may be further reduced to Six Hundred Fifty Thousand Dollars ($650,000) on the one year anniversary of the Burnoff Date. In the event that Tenant is in default on the date upon which the letter of credit would otherwise have been reduced in amount, and the cure period for such default by Tenant, if any, has not yet expired, then in the event that Tenant cures such default within any applicable cure period, Tenant may thereafter reduce the amount of the letter of credit to an amount which it would have been absent the default by Tenant on the applicable date for reduction thereof. From and after the one year anniversary of the Burnoff Date, Tenant shall maintain the letter of credit in the amount of $ 650,000 through the term of this Lease. The letter of credit shall be security for Tenant's payment and performance of all Tenant's obligations, covenants, conditions and agreements under this Lease.

     (B.) Availability to Landlord.  In the event Tenant fails to perform its
          ------------------------
obligations, including but not limited to accepting possession of the applicable portion of the Demised Premises on the Lease Commencement Date and the Mandatory Expansion Space Lease Commencement Date as provided for herein, Landlord shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure any default by Tenant. The use of the Security Deposit by Landlord, as aforesaid, shall not excuse Tenant's liability for defaults hereunder nor limit Landlord's remedies. If Landlord so applies any or all of the Security Deposit, Tenant shall be obligated to promptly restore the Security Deposit to its original amount, within five (5) days after receiving a request from Landlord to do so. The Security Deposit shall not be deemed liquidated damages and Landlord may apply all or a portion of the Security Deposit to reduce Landlord's damages of any kind and nature (including but not limited to court costs and reasonable


The Corporate Advisory Board Company Lease
June 23, 1998 Final
attorneys' fees). Such application of the Security Deposit shall not preclude Landlord from recovering from Tenant all additional damages incurred by Landlord.

     (C.) Return of Security Deposit.  If Tenant fully and faithfully complies
          --------------------------
with all terms and conditions of this Lease, the Security Deposit shall be returned to Tenant within thirty (30) days following the expiration of the term of this Lease and Tenant's surrender of the Demised Premises in accordance with the terms of this Lease.

     (D.) Sale or Transfer.  In the event of the sale or transfer of Landlord's
          ----------------
interest in the Building, Landlord shall transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall be entitled to look to the new party identified as Landlord for the return of the Security Deposit, and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit. Furthermore no holder of a mortgage or deed of trust to which this Lease is subordinate shall be responsible for the Security Deposit unless such mortgagee or holder of such deed of trust shall have actually received or obtained control over the Security Deposit.


7.  USE
    ---

     (A.) Permitted Use.  Tenant shall use and occupy the Demised Premises for
          -------------
general office use and for no other use or purpose whatsoever without the prior written consent of Landlord. Tenant may not use the Demised Premises for any use which will cause Landlord to have to modify the Building common areas to comply with The Americans With Disabilities Act, as it may be amended (the "ADA") or other similar laws, rules, ordinances and regulations which may
hereinafter be enacted.   Tenant hereby covenants and agrees, on behalf of
itself and its assigns, subtenants, contractors and invitees, not to obstruct or interfere with the rights of other tenants of the Building, and not to injure or annoy them or those having business with them. Tenant may not use or permit the Demised Premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose nor for any other purpose than herein specified. Tenant shall specifically not manufacture any commodity within the Demised Premises. Tenant shall not store or use, or permit others to store or use, within the Demised Premises any hazardous or toxic substances or hazardous or toxic wastes or materials, as defined under applicable Federal and/or local law in violation of any such law.

     (B.) Compliance.  Tenant shall comply with all laws, ordinances, rules,
          ----------
orders and regulations of all government authorities and of the Board of Fire Underwriters (and any successor thereto) at any time promulgated and in force, attributable to the use, or manner of use by Tenant of the Demised Premises, or any part thereof. To the extent after the date of this Lease that Tenant's use or uses of the Demised Premises, or Tenant's manner of operation creates a need or requirement under applicable statute, ordinance or regulation of any governmental authority to modify or alter the Demised Premises, supporting facilities, or access thereto, Tenant shall be fully responsible for the costs to undertake such changes, and to obtain Landlord's approval (such approval not to be unreasonably withheld, delayed or conditioned) to undertake such changes pursuant to the Paragraph of this Lease entitled "ALTERATIONS".
                                                  -----------

     (C.) Certificate of Occupancy.  Tenant specifically shall be required to
          ------------------------
obtain a Certificate of Occupancy from the District of Columbia for Tenant's use and occupancy of the Building at or prior to the date Tenant occupies the Demised Premises for its business purposes.



The Corporate Advisory Board Company Lease
June 23, 1998 Final

8.  UPKEEP OF DEMISED PREMISES
    --------------------------

     Tenant shall keep the Demised Premises and related appurtenances, including without limitations, doors and windows, the fixtures and equipment therein clean, safe and sanitary, in good order and condition, in compliance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction over the Building, shall take good care thereof, and shall suffer no waste or injury thereto. At the expiration or earlier termination of the term of this Lease, Tenant shall surrender the Demised Premises broom clean and in the same order and condition in which they were on the Lease Commencement Date or the Mandatory Expansion Space Lease Commencement Date, as applicable, ordinary wear and tear and damage by the elements excepted. To the extent that Tenant's manner of operation or use of the Demised Premises (which Tenant agrees shall be general office use) creates a need or requirement under applicable law, ordinance or regulation of any governmental authority for special cleaning, maintenance, repair and/or modification of the Demised Premises, its fixtures or improvements, Tenant shall be fully responsible to undertake such cleaning, maintenance, repair or modification at its sole cost.



9.  UPKEEP OF BUILDING
    ------------------

     Subject to the provisions of this Lease entitled "DAMAGE BY TENANT,"
                                                       ----------------
Landlord agrees that it will deliver and keep the Base Building Systems of the Building (as hereinafter defined) and all structural elements thereof in good working order and condition, in accordance with the standards customarily employed by other landlords of similar and comparable first class office buildings located within the central business district of Washington, D.C., and the costs thereof incurred by Landlord shall be deemed to be an element of Operating Expenses of the Building except as otherwise provided in Paragraph 5(A.). For the purposes of this Paragraph, the term "Base Building Systems" shall be deemed to include, but not be limited to, the roof, the exterior windows and window systems, the elevators, the base building mechanical and plumbing systems including building heating, cooling and ventilation systems (but not any supplementary systems serving less than the entire Building), major ventilation distribution ducts to each floor of the Building and the electrical system from the external power supply source to the electrical panel on each floor, and life safety systems outside the Demised Premises.

     Landlord at its cost and expense, shall keep and maintain the Building, and its fixtures, appurtenances, systems and facilities (including the Building parking garage), and the sidewalks, plazas and landscaped areas located in or about the Building in good working order, condition and repair and shall make all repairs as needed in or about the Building, except those repairs for which Tenant is responsible pursuant to the provisions of Paragraph 8 hereof or which do not preclude Tenant's reasonable use and enjoyment of the Demised Premises and the Building. Landlord shall provide a Building security system comparable to other first-class office buildings in the downtown Washington, D.C. area and comparable to what presently exists at the Building as of the date hereof.



The Corporate Advisory Board Company Lease
June 23, 1998 Final

10.  ASSIGNMENT AND SUBLETTING
     -------------------------

     (A.)  Restrictions on Tenant.
           ----------------------

          (i) Subject to Subparagraphs (B.) or (C.) below of this Paragraph as applicable, Tenant shall not, without first obtaining in writing the prior consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed: (a) assign, mortgage, pledge, encumber or otherwise transfer this Lease, the term and estate hereby granted or any interest hereunder; (b) permit the Demised Premises or any part hereof to be utilized by anyone other than Tenant for desk space, mailing privileges, or as a concession;
(c) sublet or offer or advertise for subletting the Demised Premises or any part thereof; or (d) permit any person to occupy the Demised Premises or any part thereof, other than employees or affiliates of Tenant or clients of Tenant where such clients, affiliates or employees occupy the space for a temporary period not to exceed one hundred eighty (180) days and where such occupancy is without charge by Tenant to such clients, affiliates or employees.

          (ii) Within 10 business days after Landlord's receipt of the Subletting Notice (as hereinafter defined) or the Assignment Notice (as hereinafter defined), Landlord shall by notice to Tenant grant or deny its consent to such request.

          (iii) If Landlord shall fail to notify Tenant within the 10 business-day period of Landlord's approval or rejection of Tenant's request to sublet or assign, Tenant shall give Landlord a notice so advising Landlord (the "Reminder Notice") together with a duplicate of Tenant's sublet or assignment request.
The first page of such Reminder Notice must contain the following in capitalized and boldface type:

     LANDLORD'S FAILURE TO APPROVE OR DISAPPROVE THE ATTACHED REQUEST WITHIN TEN
     (10) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE SHALL BE DEEMED TO BE LANDLORD'S APPROVAL OF SUCH REQUEST.

If within ten (10) business days after Landlord's receipt of the Reminder Notice, Landlord shall again fail to notify Tenant of Landlord's approval or disapproval of Tenant's sublet or assignment request, Landlord shall be deemed to have approved such proposed sublet or assignment.

          (iv) The consent of Landlord to any assignment or other transfer of this Lease and the term and estate hereby granted or to any subletting or occupancy may not be unreasonably withheld, conditioned or delayed by Landlord. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment (or transfer), or subletting (or occupancy), Landlord and Tenant acknowledge that it will be reasonable for Landlord to withhold its consent in any of the following instances: (a) in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases in the Building with comparable terms; (b) in Landlord's reasonable judgment, the character or reputation of the proposed use of the Demised Premises by the proposed assignee or sublessee is inconsistent with the quality of other tenants in the Building; (c) Landlord has received from any prior lessor to the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or sublessee; (d) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or sublessee; (e) the proposed assignee or subtenant is a tenant in the Building and Landlord has space in the Building available for leasing to such proposed assignee or subtenant; (f) the proposed assignee or sublessee is a person or entity with whom Landlord is negotiating to lease space in the Building or whom has asked the Landlord for


The Corporate Advisory Board Company Lease
June 23, 1998 Final
a proposal to lease space in the Building; or (g) Tenant is in default of any obligation(s) of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during the previous twelve (12) months preceding the date that Tenant makes its request for consent.

          (v) Landlord's consent if given shall not relieve Tenant of the obligation to obtain such consent to any further or subsequent assignment (or other transfer), or subletting (or occupancy) not expressly permitted under this Paragraph. Furthermore, Landlord's consent to any assignment, transfer, subletting or occupancy shall not be construed as a waiver, discharge, or release of Tenant, and any immediate or remote successors in interest to Tenant from liability for the performance or observance of any covenant or obligation to be performed by Tenant under this Lease even where (a) an agreement has been undertaken to modify any right or obligation of any party under this Lease, (b) a stipulation extending the time for performance has been granted by Landlord from time to time, (c) a waiver of performance has been granted by Landlord from time to time, or (d) Landlord has failed to enforce any obligation set forth in this Lease. The collection or acceptance of rent from any assignee, sublessee or occupant shall not constitute a waiver or release of Tenant, and any immediate or remote successors in interest to Tenant from any of its liabilities or obligations under this Lease.

          (vi) Notwithstanding any other provision of this Paragraph of the Lease to the contrary, but provided Tenant is not then in default of any provision of this Lease (regardless of whether any applicable notice has been given or period to cure expired), Tenant shall have the right to assign this Lease or sublet the Demised Premises in whole or in part to any Subsidiary or Affiliate or successor of Tenant, or to any successor partnership, limited liability company or corporation to Tenant upon giving Landlord not less than ten (10) business days prior written notice of such assignment or subletting. Such an assignment or subletting shall not trigger any Landlord right to terminate the Lease or subsequently require Landlord's consent to any assignee or sublessee. A "Subsidiary" of Tenant shall mean any corporation or other entity not less than fifty percent (50%) of whose outstanding voting stock or a controlling interest in which shall, at the time, be owned, directly or indirectly, by Tenant. An "Affiliate" of Tenant shall mean any corporation or other entity which, directly or indirectly, controls or is controlled by or is under common control with Tenant. For purpose of the definition of "Affiliate," the word "control" (including "controlled by" and "under common control with"), as used with respect to any corporation, partnership, limited liability company or association, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of a particular corporation, partnership, limited liability company or association, whether through the ownership of voting securities or by contract or otherwise. A "successor partnership, limited liability company or corporation" shall mean any partnership, limited liability company or corporation (i) into which Tenant is merged or with which Tenant is consolidated, (ii) to which all or substantially all of Tenant's business assets or stock shares are transferred, (iii) which has financial strength commensurate with the obligations of this Lease, and which
(iv) is duly qualified to do business in the District of Columbia. Tenant shall promptly furnish to Landlord such information as Landlord may reasonably request in order to make its determination regarding the financial strength of such partnership, limited liability company or corporation.

     (vii) Notwithstanding any other provision of this Paragraph 10 of the Lease to the contrary, but provided Tenant is not then in default of any provision of this Lease (regardless of whether any applicable notice has been given or cure period expired), the following actions shall not constitute an assignment of this Lease and shall therefore not trigger any right of Landlord to terminate the Lease pursuant to Paragraph 10 or require Landlord's consent:

     (A)  the transfer or sale of Tenant's stock to employees of Tenant;


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June 23, 1998 Final

     (B)  the sale of any or all of the stock of Tenant to any public company;

     (C) the sale of Tenant's stock in connection with any public offering by Tenant; or

     (D) the sale or transfer of stock of Tenant which does not affect control of the Tenant.

Tenant shall give Landlord notice of any proposed public offering of Tenant's stock or the sale of substantially all of the stock of Tenant to its employees or the sale of any or all of the stock of Tenant to any public company.

     (B.)  Proposed Assignments.
           --------------------

     Except as noted in Subparagraph (A.)(vi) and (vii) of this paragraph, in the event Tenant desires to assign or transfer this Lease then the following additional provisions shall apply.

          (i) In the event Tenant desires to assign or transfer this Lease, then at least thirty (30) days, but not more than ninety (90) days prior to the date that Tenant desires the assignment to become effective (the "Assignment Date"), Tenant shall give Landlord a written notice (the "Assignment Notice") which shall set forth the name, address, proposed use, financial information, including bank references and business of the proposed assignee, the Assignment Date and the consideration and all other material terms and conditions of the proposed assignment, all in such detail as Landlord shall reasonably require.

          (ii) If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail. Landlord shall have the option, exercisable by giving notice to Tenant at any time within thirty (30) days after Landlord's receipt of the Assignment Notice, to terminate this Lease as of the date specified in the Assignment Notice as the Assignment Date. If Landlord exercises such option, this Lease, and the term and estate hereby granted, shall terminate as of the Assignment Date. No failure of Landlord to exercise such option to terminate this Lease shall be deemed to be Landlord's consent to the proposed assignment.

          (iii) If Tenant is a partnership, a limited liability partnership, or a limited liability company, any dissolution of Tenant or withdrawal or change, whether voluntary, involuntary or by operation of law, of any general or limited partner or partners, or alternatively, member or members, of Tenant shall be deemed a voluntary assignment of this Lease and thus shall be subject to the provisions of this Paragraph. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of any stock or any interest in the capital stock of Tenant, voluntarily, involuntarily or by operation of law, shall be deemed a voluntary assignment of this Lease and subject to the provisions of this Paragraph. In the event of any conflict between the provisions of this Paragraph 10 (B.) (iii) and either Paragraph 10 A.(vi) or Paragraph 10 (A)(vii), the latter shall govern.

          (iv) In the event that the proposed assignee has a credit rating by Moody's or Standard and Poor's of AA or better, then provided that Landlord consents to such assignment, Tenant shall be relieved of any further obligations hereunder as of the effective date of the assignment, except that Tenant's Security Deposit shall not be returned and shall be available to Landlord in accordance with the provisions of this Lease unless the assignee has provided to Landlord a replacement Security Deposit in form and substance satisfactory to Landlord.



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June 23, 1998 Final

     (C.)  Proposed Sublettings.
           --------------------

     Except as noted in Subparagraph (A.)(vi) of this Paragraph, the following additional provisions shall apply in the event Tenant desires to sublet the Demised Premises or permit occupancy thereof by others, in whole or in part.

          (i) Where Tenant desires to sublet the Demised Premises or any part thereof, or permit the occupancy thereof, then at least thirty (30) days, but not more than ninety (90) days, prior to the date when Tenant desires the subletting to be effective (the "Subletting Date"), Tenant shall give Landlord a written notice (the "Subletting Notice") which shall set forth the name, address and business of the proposed sublessee, a detailed description of the space proposed to be sublet, which must be one or more commercially leasable self-contained unit(s) which meet all requirements of the local building, fire and safety codes (the "Sublet Space"), any rights of the proposed subtenant to use Tenant's improvements and the like; the Subletting Date and the fixed rent and other consideration and all other material terms and conditions of the proposed subletting, all in such detail as Landlord shall reasonably require and which Subletting Notice shall be accompanied by financial information from the
proposed subtenant for the immediately preceding three (3) calendar years.   If
Landlord requests additional detail, the Subletting Notice shall not be deemed to have been received until Landlord receives such additional detail.

          (ii) Landlord shall have the option, exercisable by giving notice to Tenant at any time within thirty (30) days after Landlord's receipt of the Subletting Notice, to sublease from Tenant all or such part of the Sublet Space as may be specified in the notice exercising the option (the "Recapture Space") upon the terms and conditions set forth in the Subletting Notice, except that the rental rate shall be the lower of a rental rate per square foot derived from the per square foot Basic Annual Rent (a) specified in the Paragraph of this Lease entitled "RENT/BASIC ANNUAL RENT" as adjusted pursuant to this Lease and
                ----------------------
that part of the Adjustment Rent described in the Paragraph of this Lease entitled "OPERATING EXPENSE INCREASES AND REAL ESTATE TAX ADJUSTMENTS" payable
          -----------------------------------------------------------
under this Lease for the Recapture Space, or (b) a rental rate derived from the per square foot Basic Annual Rent and other consideration set forth in the Subletting Notice which is applicable to the Recapture Space and except that Landlord shall not have the right to sublet the first 10,000 square feet of the Demised Premises which Tenant desires to sublease. As to such first 10,000 square feet of the Demised Premises which Tenant desires to sublease, no such sublease shall be permitted unless and until the proposed subtenant otherwise meets the requirements of this Paragraph 10.

          (iii) If Landlord exercises its option to sublet the Recapture Space, Tenant shall sublet the Recapture Space to Landlord upon the aforesaid terms and conditions; provided, however, that (a) Landlord shall at all times under such sublease have the right and option further to sublet the Recapture Space without obtaining Tenant's consent, (b) the provisions of the Paragraph of this Lease entitled "USE" and of this Paragraph shall not be applicable thereto as regards
          ---
Landlord as sublessee, (c) Landlord and its under subtenants shall have the right to the use in common with Tenant all lavatories, corridors and lobbies (if any) which are within the Demised Premises and the use of which is reasonably required for the use and enjoyment of the Recapture Space, and (d) Landlord's liability under such sublease shall not, unless expressly assumed or taken subject to, be deemed assumed or taken subject to by any successor to Landlord's interest under this Lease (including the holder of any underlying mortgage). No failure of Landlord to exercise such option with respect to all of the Sublet Space shall be deemed to be Landlord's consent to the subletting of all of the Sublet Space or such portion thereof which does not constitute Recapture Space.


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June 23, 1998 Final

     (D.)  General Conditions.
           ------------------

          (i) For any period during which Tenant is in default hereunder, Tenant hereby assigns to Landlord any monies otherwise due to Tenant from any assignee, transferee, sublessee or occupant of Tenant and hereby authorizes each such assignee, transferee, sublessee or occupant to make such payments directly to Landlord to be applied toward the payment of rent by Tenant under this Lease.

          (ii) If the rent paid to Tenant on any subletting, assignment or occupancy exceeds the rent payable by Tenant to Landlord hereunder (and if the area of the Demised Premises subleased does not constitute the entire Demised Premises, the existence of such excess shall be determined on a pro rata basis), fifty percent (50%) of all such excess shall be paid to Landlord as Additional Rent hereunder (after reimbursement to Tenant of reasonable costs incurred by Tenant in connection with such subleasing or assignment).

          (iii) Tenant may not mortgage or encumber this Lease, without the prior written consent of Landlord, which consent may be withheld for any reason.

          (iv) Notwithstanding any other provision of this Lease to the contrary, Tenant shall have no right to transfer, assign, sublet, enter into license or concession agreements, or mortgage or hypothecate this Lease or Tenant's interest in the Demised Premises or any part thereof to a foreign government or to any individual or entity whereby enforcement of the obligations of the Tenant under this Lease might be limited by sovereign immunity. Any such attempted transfer, assignment, subletting, license or concession agreement, mortgage or hypothecation shall be void and confer no rights on such foreign government or individual or entity.

          (v) Tenant agrees to pay to Landlord as Additional Rent hereunder the costs (including reasonable attorneys' fees) incurred by Landlord in connection with any request by Tenant to obtain Landlord's consent to any assignment, transfer, mortgage, encumbrance, subletting, or occupancy by Tenant, such payment by Tenant not to exceed $1,500.00. Any sublease, occupancy agreement, assignment or other transfer shall, at Landlord's option, be effected on forms reasonably approved by Landlord.


11.  ALTERATIONS
     -----------

     (A.) No Alterations without Landlord's Consent.  Without the prior written
          -----------------------------------------
consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant will not make, from and after the Lease Commencement Date or the Mandatory Lease Expansion Commencement Date, as applicable, any removals, demolition, alterations, improvements, installations, changes, replacements, additions, or improvements (structural or otherwise, including without limitation wall paper and coverings, floor tile, ceiling light fixtures, window blinds and wall to wall carpeting) in or to the Demised Premises or any part thereof, including work to be undertaken by Tenant related to its use and occupancy of the Demised Premises (collectively "Alterations"), including any Alterations relating to any subletting of any portion of the Demised Premises. Landlord's consent to any requested Alterations may not be unreasonably withheld, delayed or conditioned, provided that Tenant has delivered to Landlord the submissions provided for in Subparagraph (B.) below of this Paragraph. Notwithstanding the foregoing, Landlord may withhold its consent for any reason with regard to the requested Alterations where Landlord determines in good faith that the Alterations will likely (i) adversely affect the structure or safety of the Building or the mechanical, plumbing, electrical or HVAC systems of the


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June 23, 1998 Final

Building, (ii) are or become visible from the exterior of the Building or any of the common areas of the Building, (iii) interfere with the operation of the Building or the provision of services or utilities to other tenants of the Building, or (iv) could cause Landlord to have to undertake capital improvements or impose upon Landlord costs which could not be included in Operating Expenses of the Building. Landlord shall be entitled to at least ten (10) business days to review Tenant's submissions, but shall timely apprise Tenant of any omissions or need for additional information as and when discovered by Landlord. Landlord's consent to a subletting pursuant to the Paragraph of this Lease entitled "ASSIGNMENT AND SUBLETTING" shall not mean Landlord's consent or
          -------------------------
approval to any related Alterations.

     (B.) Tenant Submissions.  At the time that Tenant makes its request to
          ------------------
Landlord, Tenant, at its sole cost and expense, shall provide Landlord with a copy of the original or revised full-floor mechanical and electrical plans for the floor or floors on which the Alterations are to be made, revised by the Tenant's architect and engineers to show Tenant's proposed Alterations, and a complete set of any and all architectural and engineering plans for the Alterations (including, without limitation, structural engineering plans) for Landlord's review and comment, such review and comment to be completed by Landlord not later than ten (10) business days after delivery of a complete set of any and all architectural and engineering plans for the Alterations and such review and comment to be done using Landlord's reasonable discretion. Tenant shall also deliver to Landlord a fee not to exceed Five Hundred Dollars ($500.00) for Landlord's out-of-pocket expenses incurred in connection with a review of the plans for Tenant's proposed Alterations, provided, however, that if Tenant has used Landlord's mechanical, electrical and plumbing engineer for the Building (the "MEP Engineer") to design the plans for Alterations, then such Five Hundred Dollar ($500.00) processing charge shall be waived by Landlord, and provided further that Tenant shall use Landlord's designated structural engineer for the Building for Tenant's Alterations provided such designated structural engineer is available to Tenant at a cost not to exceed market rates for such structural engineering services. Notwithstanding the foregoing, architectural and engineering plans will not be required for Alterations which do not require Landlord's prior written consent.

     (C.) Landlord's Oversight and Review of Alterations.  Landlord shall be
          ----------------------------------------------
entitled to review the construction, installation and fabrication of Alterations from time to time as Alterations are being undertaken, but shall not exercise any direct responsibility over any contractor of Tenant. Landlord agrees to promptly bring to Tenant's attention any violation or irregularity observed by Landlord during the construction, installation or fabrication of any elements of Alterations.

     (D.) Cost/Approval of Contractors.  All Alterations made or to be made by
          ----------------------------
or on behalf of Tenant shall be undertaken (i) at Tenant's sole expense, (ii) at such times, in such manner, and pursuant to such rules and regulations as Landlord may designate, (iii) in a good, workmanlike, first class and prompt manner, (iv) using new materials only, (v) in accordance with all applicable legal requirements and the requirements of any insurance company insuring the Building, as supplied by Landlord, (vi) in accordance with Landlord's construction rules, if any, as supplied by Landlord, (vii) in satisfaction of all applicable insurance requirements, at law and under this Lease and (viii) only in accordance with all applicable governmental codes and regulatory requirements. Tenant shall be solely responsible for and shall obtain any necessary permits from appropriate governmental authorities prior to commencing work, and shall furnish copies of the permits to Landlord prior to commencement of any Alterations. Tenant shall be solely responsible for and shall obtain all certificates of occupancy required by applicable regulations of the District of Columbia in order to permit Tenant to occupy and use the altered Demised Premises. Tenant shall be solely responsible for all penalties and claims arising from civil infractions noted by the District of Columbia related to performance of Alterations or its use and occupancy of the


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June 23, 1998 Final

Demised Premises. To the extent Landlord incurs costs arising from Tenant's activities related to construction, installation and/or fabrication of Alterations arising from damage to the Building or to other areas of the Building occupied by other tenants, or is required to provide additional services, such as but not limited to extra security measures, additional disposal or waste collection services and char and cleaning services, arising from the ongoing constructions, installations and/or fabrications of Alterations, Tenant shall reimburse Landlord for such costs (without mark up to Landlord) within thirty (30) days of receipt by Tenant of a request from Landlord for reimbursement. Such costs incurred by Landlord shall be deemed Additional Rent.

     (E.)    Approval of Contractors.  Any and all Alterations shall be made
             -----------------------
only by such contractors, mechanics or suppliers as are approved in writing in advance by Landlord. Approval of contractors, suppliers, or mechanics by Landlord, which approval may not be unreasonably withheld, conditioned or delayed, shall be based upon the contractors, supplier or mechanics being properly licensed, their financial posture, experience and past job performance. Any contractor employed shall be solely the contractor of Tenant and shall have no privity or relationship with Landlord. Tenant shall indemnify Landlord with regard to all activities of any contractor, mechanic or supplier employed by Tenant or through any such party employed by Tenant.

     (F.) Alterations Without Landlord's Approval.  If any Alterations are made
          ---------------------------------------
without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable to Landlord for any and all expenses incurred by Landlord in the performance of this work, including an overhead and administrative charge equal to fifteen percent (15%) of such expenses incurred by Landlord, all of which amounts shall be deemed Additional Rent. Landlord's prior written consent shall not be required for Alterations consisting of recarpeting or repainting of the Demised Premises or the hanging of pictures on the walls of the Demised Premises where the same are not visible from the common areas of the Building.

     (G.)  Ownership of Alterations.
           ------------------------

          (i) It is distinctly understood that all Alterations whether made by or at the expense of Landlord or by Tenant, and including without limitation wall paper and coverings, floor tile, ceiling light fixtures, window blinds, wall to wall carpet, and any other fixtures and equipment attached to, or built into, the Demised Premises as of the Lease Commencement Date or the Mandatory Expansion Space Lease Commencement Date, as applicable, or during the term of this Lease (whether made with or without Landlord's consent, and whether or not made at Landlord's or Tenant's expense) shall be and remain part of the Demised Premises and be deemed the property of Landlord, to be surrendered with the Demised Premises at the expiration of this Lease without disturbance, molestation or injury.

          (ii) Notwithstanding the foregoing Landlord at its option and discretion may require that Tenant, at Tenant's expense, to remove at the expiration or any termination of this Lease any or all Alterations to the Demised Premises made by Tenant, other than the initial improvements to the Demised Premises made by Tenant on or prior to the date of initial occupancy of each portion of the Demised Premises, which are unusual in nature and of which Tenant has been notified by Landlord or Landlord's agent that removal will be required at the time of installation of the same. If Tenant is required to remove any or all Alterations, then Tenant shall repair any damage to the Demised Premises or Building caused by such removal. Tenant specifically agrees to promptly comply with such directions to remove and repair.

          (iii) In addition to all legal, equitable and other rights and remedies available to Landlord, it is agreed that if Tenant does not comply with its obligations under this Paragraph and


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June 23, 1998 Final
such non-compliance continues for a period of ten (10) days after notice to Tenant (except in the case of an emergency, for which no notice or cure period shall be required or permitted), Landlord shall have the right (but not the obligation) to perform or cause to be performed Tenant's obligations, duties and covenants, in which event Tenant shall reimburse to Landlord within five (5) days after demand all costs incurred by Landlord to undertake the removal and repairs, plus a sum equal to fifteen percent (15%) of such costs representing overhead and administrative expenses of Landlord in such matters, all of which amounts shall be deemed Additional Rent.


12.  MECHANICS' LIENS AND SIMILAR LIENS
     ----------------------------------

     (A.) Liens Prohibited.  Tenant shall not do or suffer anything to be done
          ----------------
whereby the Land and/or Building may be encumbered by any mechanic's or materialmen's lien. If any mechanic's lien or similar lien is filed against the Demised Premises, or the Building, for work, labor, services, or materials, done for or supplied to or claimed to have been done or supplied to Tenant, including but not limited to Alterations, that lien shall be discharged or bonded off by Tenant to Landlord's sole satisfaction, at Tenant's sole cost and expense, within thirty (30) days after the earlier of (i) the date Tenant is delivered written demand from Landlord to discharge said lien, or (ii) the date Tenant becomes aware of the filing of such lien (or notice thereof) with the District of Columbia under applicable law. If Tenant fails to discharge or satisfactorily bond off any lien, Landlord may, at its option, discharge the same and treat the cost thereof as Additional Rent, due and payable upon receipt by Tenant of a written statement of costs from Landlord. It is hereby expressly covenanted and agreed that such discharge or satisfactorily bonding off of any lien by Landlord shall not be deemed to waive or release Tenant from its default under the Lease for failing to discharge the same.

     (B.) No Assumption of Liability.  Notice is hereby given that Landlord
          --------------------------
shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or materialmen's or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of Landlord in and to the Land and Building. In no event shall Landlord be deemed to be the agent of Tenant for purposes of Title 38-101 of the District of Columbia Code (1981 Edition, as amended) and no contractor of Tenant shall by virtue of its contract be entitled to assert any mechanic's lien against the Building or land appurtenant thereto.

     (C.) Indemnification.  Tenant will indemnify and hold harmless Landlord
          ---------------
from and against any and all claims, damages and expenses incurred by Landlord, arising from any liens placed against the Demised Premises or the Building and the Land as a result of Tenant undertaking Alterations or other work.


13.  PERSONAL PROPERTY
     -----------------

     (A.) No Liability of Landlord.  Tenant's personal property, including but
          ------------------------
not limited to its furniture, fixtures and equipment, and the property of any officer, employee and invitee, and of any agent, contractor, subtenant or occupant brought into and located within the Building or within the Demised Premises shall remain therein as the sole risk of such party. Landlord shall have no liability for any accident to or damage to such personal property and obligation to protect, repair or restore the same. Landlord shall not, in any event, be liable for damages to any property of Tenant or any other party, resulting from water, steam or other causes. Tenant hereby expressly releases Landlord from any liability for damages.



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June 23, 1998 Final

     (B.) Removal Upon Expiration or Earlier Termination of Lease.
          -------------------------------------------------------

          (i) Tenant shall remove all of its personal property not affixed or attached to the Demised Premises from the Building and the Land at the expiration or earlier termination of the Lease. As provided in Paragraph 11 of this Lease entitled "ALTERATIONS", any property identified as an Alteration but
                     -----------
which may be removed without causing material damage to the Demised Premises and which was installed by and at the sole expense of Tenant ("Tenant's Property") shall be deemed to be the personal property of Tenant and, unless Tenant is in default under this Lease, may be removed from the Demised Premises by Tenant upon notice to Landlord prior to the expiration of the term of this Lease or before any earlier termination thereof. Tenant shall be obligated however to repair any damage to and restore the Demised Premises and/or the Building occasioned by such removal to a condition no less than Building standard condition specified in Exhibit D attached hereto and made a part thereof, or
                       ---------
shall reimburse Landlord immediately upon demand for the cost of repairing such damage if Tenant fails to timely repair, which costs incurred by Landlord shall become Additional Rent under this Lease. Tenant shall schedule its move-out of the Demised Premises with Landlord in advance and Landlord will make the freight elevator available to Tenant for Tenant's move-out in the exercise of Landlord's reasonable discretion.

          (ii) In the event Tenant fails to remove any of its personal property, including Tenant's Property, which Tenant was obligated to remove, such property shall be deemed abandoned by Tenant and Landlord may remove that property from the Demised Premises at Tenant's expense. Tenant hereby agrees to pay to Landlord, as Additional Rent, the cost of this removal together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same. This amount of Additional Rent shall be due and payable upon receipt by Tenant of a written statement of costs and damages from Landlord.

          (iii) If Tenant is in default under this Lease, then notwithstanding the provisions of Subparagraph (B.)(i.) of this Paragraph, it shall not remove any of its personal property, including Tenant's Property, without Landlord's prior written consent.


14.  DELIVERIES AND MOVING OF PROPERTY BELONGING TO TENANT.
     -----------------------------------------------------

     (A.) Delivery and Moving to, from or within Building.  No furniture,
          -----------------------------------------------
equipment or other bulky matter of any description (including but not limited to materials related to construction, installation and/or fabrication of Alterations) shall be received into or removed from the Building, moved through the common area of the Building or carried in the elevators of the Building, except in the manner and during the times reasonably approved by Landlord and in accordance with any policies and procedures of Landlord in effect from time to time. Tenant shall obtain Landlord's prior determination as to the manner and the time that delivery, and/or movement into, out of or through the Building is permitted prior to moving said property into, out of or through the Building.

     (B.) Supervision of Deliveries and Moving.  All moving of furniture,
          ------------------------------------
equipment and such other items noted in Subparagraph (A.) of this Paragraph within the public areas shall be coordinated with Landlord, who shall, however, not be responsible for any damage resulting from, to or charges for moving the same.

     (C.) Elevator Load Capacities.  Landlord shall have the sole right to
          ------------------------
determine the load capacities of the elevators of the Building and to determine the furniture, equipment and other such


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June 23, 1998 Final
items noted in Subparagraphs (A.) of this Paragraph if can be safely transported in the elevators.

     (D.) Clearing Property from Public Spaces.  Tenant agrees promptly to
          ------------------------------------
remove from the sidewalks adjacent to the Building any of the property of Tenant or any other person or entity claiming rights under this Lease by and through Tenant, including but not limited to furniture, equipment or other materials delivered or deposited there.

     (E.) Responsibility for Damage. Subject to the provisions of Paragraph
          -------------------------
22(C)(iii), all damage done to the Demised Premises and to the Building by the taking in or removal of any property of Tenant referred to in this Paragraph (including but not limited to materials related to construction, installations or fabrication of Alterations), or due to its being in the Demised Premises, shall be repaired at the expense of Tenant. Tenant hereby agrees to pay Landlord, as Additional Rent, the cost of any repairs of such damage not undertaken by Tenant. The amount of Additional Rent shall be due and payable by Tenant upon receipt by Tenant of a written statement of costs from Landlord.

15.  TENANT'S EQUIPMENT
     ------------------

     (A.) No Equipment without Consent.  Without first obtaining Landlord's
          ----------------------------
prior written consent, which consent shall not be unreasonably withheld or delayed, but which may be reasonably conditioned, Tenant shall not install or operate in the Demised Premises any electrically operated equipment or other machinery, other than typewriters, word processing machines, desktop personal computers, adding machines, postage meters, radios, televisions, tape recorders, dictaphones, telecopiers, bookkeeping machines, copying machines, clocks, and other business machines and equipment normally employed for general office use in first-class office buildings and which do not require high electricity consumption for operation or do not require dedicated circuitry. Furthermore Tenant shall not install any equipment of any kind or nature whatsoever that will or may necessitate any changes, replacements or additions to, the water system, plumbing system, heating system, or air conditioning system of the Demised Premises or of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, but which may be reasonably conditioned.

     Landlord may condition its consent to installation and operation of equipment upon the agreement of Tenant to pay to Landlord, as Additional Rent, compensation for additional consumption of electricity and/or other utility services, including but not limited to, water for cooling purposes. Such consumption charges shall be in addition to Tenant's obligations, pursuant to the Paragraph of this Lease entitled "OPERATING EXPENSE INCREASES AND REAL
                                      ------------------------------------
ESTATE TAX ADJUSTMENTS" to pay its proportionate share of increases in Operating
----------------------
Expenses.

     If Tenant's equipment causes Tenant's consumption of electricity for lights and power to exceed an average of five (5) watts per rentable square foot or causes other utility service consumption above Building standard levels, or if such equipment is to be consistently operated beyond the normal Building hours of 8:00 a.m. to 7:00 p.m., Monday through Friday, and 9:00 a.m. to 1:00 p.m. on Saturday, exclusive of designated holidays, ("Building Standard Hours"), Landlord may install at its option and as applicable (i) a separate electric meter for the Demised Premises at Tenant's sole cost and expense, (ii) a separate electric meter for the specific equipment that is causing Tenant's excessive consumption of electricity, and/or (iii) other separate monitoring devices to measure utility consumption, all at Tenant's sole cost and expense. In the event Landlord installs any separate meter for the Demised Premises, Tenant shall then pay the cost of consumption as recorded by such meter directly to the utility company to the extent such


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June 23, 1998 Final
consumption exceeds the level specified above in this paragraph. In the event that separate billing by the utility service provider is not possible, Landlord will separately monitor consumption and bill Tenant periodically based upon such excess consumption. Any claims for reimbursement and any billing by Landlord to Tenant under this Subparagraph of the Lease shall be deemed Additional Rent due and owing by Tenant.

     Furthermore, if any or all of Tenant's equipment exceeds the level specified above and requires electricity consumption in excess of the capacity of the electrical system installed by Landlord in the Demised Premises and/or dedicated circuitry, and/or consumption of other utility services in excess of the capacity of the Building's systems at the Demised Premises, and/or types of utility services that are not available in the Building, then if approved by Landlord, any installation of additional transformers, pumps, distribution panels, wiring, plumbing or other modifications to the Building's systems or structure related thereto shall be at Tenant's sole expense, and any expense incurred by Landlord related thereto shall be treated as Additional Rent due and payable to Tenant. Necessary modifications to the Building's systems, utilities and structure to address these needs of Tenant's equipment approved by Landlord shall only be undertaken by Landlord, unless Landlord otherwise permits Tenant to undertake such work.

     (B.) Maintenance and Repair of Equipment.  Maintenance and repair of
          -----------------------------------
Tenant's equipment, including but not limited to telecommunications equipment, office equipment, kitchen fixtures, separate air conditioning equipment, or any other type of equipment, whether installed by Tenant or by Landlord on behalf of Tenant, specially related to Tenant's use and occupancy of the Demised Premises, shall be the sole responsibility of Tenant, and Landlord shall have no obligation in connection therewith. Tenant shall maintain such equipment in good working order and condition, subject to all other applicable provisions of this Lease.

     (C.) No Modifications of Building Systems.  Tenant shall not install any
          ------------------------------------
equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the Demised Premises or the Building without first obtaining the prior written consent of Landlord, not to be unreasonably withheld or delayed, but which may be reasonably conditioned.

     (D.) Noise or Vibration.  Business machines and mechanical equipment
          ------------------
belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed by Tenant, at Tenant's expense, with vibration eliminators or other devices sufficient to eliminate such noise and vibration. Tenant shall maintain such devices at its sole expense. Any expense in this regard incurred by Landlord shall be deemed Additional Rent.

     (E.) Location of Heavy Equipment.  Landlord shall have the right to
          ---------------------------
prescribe the weight and position of all heavy equipment and fixtures, including, but not limited to, data processing equipment, record and file systems, and safes which Tenant intends to install or locate within the Demised Premises. Tenant will not install in the Demised Premises any fixtures, equipment or machinery that will place a load upon any floor exceeding the floor load per square foot area which such floor was designed to carry. Tenant shall obtain Landlord's prior review and approval before installing or locating heavy equipment and fixtures in the Demised Premises. If installation or location of such equipment or fixtures, in Landlord's opinion, requires alterations to the Demised Premises or the Building, Tenant agrees to reimburse Landlord, as Additional Rent, for any and all costs incurred by Landlord to make such required modifications or reinforcements, and such modifications or reinforcements to the Building and Tenant shall make such required modifications or reinforcements to the interior of the Demised Premises, all of which


The Corporate Advisory Board Company Lease
June 23, 1998 Final
modifications or reinforcements shall be completed prior to Tenant installing or locating such equipment or fixtures in the Demised Premises. Tenant shall reimburse Landlord within thirty (30) days of receipt of any statement setting forth those costs.


16.  SIGNS AND ADVERTISEMENTS
     ------------------------

     (A.) No Signs without Consent.  Tenant may not inscribe, paint or affix
          ------------------------
sign, advertisement or notice on any part of the outside of the Demised Premises or Building or any sign, notice or advertisement inside the Demised Premises which is visible from the common areas of the Building or the exterior of the Building, except on the directories and doors of offices, and then only in such size, color and style as Landlord shall reasonably approve. Tenant may display its name on the main entry door(s) of the Demised Premises in Building standard, color, size and style of lettering, or as Landlord may otherwise approve, at Tenant's expense.

     (B.) No Advertisements Without Consent.  Landlord may have the right to
          ---------------------------------
prohibit any advertisement of Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a Building for offices or for financial, insurance or other institutions and businesses of like nature, and upon written notice from Landlord, Tenant shall refrain from and discontinue such advertisement.

     (C.) Building Directory.  Tenant shall have a proportionate share of
          ------------------
listings in the Building's directory at the time of Tenant's occupancy of the Initial Demised Premises (which share shall increase as the Demised Premises increases) in the size and style of lettering used by Landlord, at Landlord's expense. Any changes to such display requested by Tenant shall be done at Tenant's sole expense.

17.  LANDLORD'S ACCESS
     -----------------

     (A.) Landlord's Right to Access.  Upon reasonable prior notice to Tenant,
          --------------------------
which may be less than one (1) Business Day, Tenant shall permit Landlord, or its agents, employees or contractors, as well as Landlord's mortgagees to enter the Demised Premises at all reasonable times and in a reasonable manner, without charge to Landlord or diminution of rent, including Basic Monthly Rent and Adjustment Rent, payable by Tenant, to examine, inspect and protect the Building, and to make any repairs as in the judgment of Landlord may be deemed necessary to maintain or protect the Building, or to exhibit the Building to prospective tenants, purchasers and lenders. In the event of any emergency, no prior notice from Landlord shall be required before Landlord or its agents enters the Demised Premises. Landlord shall use reasonable efforts to minimize interference with Tenant's business when making repairs, but Landlord shall not be required to perform the repairs at a time other than during normal working hours. At Tenant's request, a representative of Tenant may accompany Landlord, provided that such request does not delay Landlord's or Landlord's agents entry in the event of an emergency.

     (B.) Emergency Access.  In the event of an emergency, Landlord may enter
          ----------------
the Demised Premises without notice and make whatever repairs are necessary to protect the Building and the base building systems.

     (C.) Additional Permitted Access.   Upon reasonable prior notice, except in
          ---------------------------
the case of an emergency, Tenant shall permit Landlord, or its agents, employees or contractors, upon prior notice to Tenant, to enter the Demised Premises at reasonable times and in a reasonable manner, without charge to Landlord or diminution of Basic Monthly Rent and Adjustment Rent payable by Tenant, (i) to make installations related to the construction of pre-occupancy tenant work being


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June 23, 1998 Final
performed by Landlord for other tenants of the Building, (ii) to make repairs, alterations and improvements arising due to repairs, alterations and improvements to any areas adjoining the Demised Premises, (iii) to erect, use and maintain pipes and conduits in and through the Demised Premises, (iv) to make alterations, installations, improvements and repairs to the Building, or
(v) to make installations, improvements, and repairs to the utility services of the Building. Landlord shall use reasonable efforts to minimize any interference with Tenant's business operations, but except in unusual circumstances, Landlord shall not be required to perform such work at a time other than during Building Standard Hours.

18.  SERVICES
     --------

     (A.) Building Services to Be Provided.  Landlord shall furnish to Tenant
          --------------------------------
reasonably adequate electric current (not to exceed five (5) watts per square foot of the Demised Premises for lighting and power), water, lavatory supplies, Building standard ballasts and fluorescent tube replacements, automatically operated elevator service and normal and usual cleaning and char service after 7 p.m. and consistent with the specifications set forth in Exhibit F (Mondays to
                                                         ---------
Fridays, both inclusive, except on holidays) , all consistent with the standards of a first-class office building located in downtown Washington, D.C., without additional cost to Tenant, excepting only Tenant's obligation to pay Basic Monthly Rent and Additional Rent. Landlord further agrees to furnish heat and air conditioning (based upon human occupancy of not more than one (1) person per each 120 square feet of rentable area) during the appropriate seasons of the year. It is also agreed that if Tenant desires air-conditioning, heat, or other Building standard services beyond the Building Standard Hours or on recognized holidays and provided arrangements are made therefor with Landlord's management agent (with such reasonable advance written notice of such desire as Landlord or its management agent may require from time to time), Landlord will make available such air-conditioning, heat, or other Building services outside of the Building Standard Hours and on recognized holidays and Tenant agrees to pay for the same, as Additional Rent, with the next monthly installment of Basic Monthly Rent or at such other time(s) as Landlord may require, in accordance with the then current schedule of costs and assessments therefor charged by Landlord. As of the date of this Lease, the cost charged by Landlord for such after-hours Building services is $26.00 per hour per (approximately) one half floor. This cost is subject to change from time to time, if and to the extent Landlord's cost therefor increases as determined by Landlord in Landlord's sole, but
reasonable, discretion.   Landlord shall not be liable for failure to furnish,
or for suspension or delays in furnishing, any services required of Landlord under this Lease, provided however, that in the event there is a failure of Building services for a period of more than ten (10) consecutive business days, and (1) such failure of Building services is within Landlord's reasonable control to remedy, (2) such failure renders all or at least twenty percent (20%) of the square footage of the Demised Premises untenantable for such ten (10) consecutive business day period, (3) Tenant in fact does not use that portion of the Demised Premises rendered untenantable, (4) Tenant is not then in default in its obligations under the Lease, (5) Tenant's inaction or actions were not the cause of the failure of Building services, and (6) Tenant has given Landlord written notice of the failure of Building services and Landlord has not remedied such failure within the aforesaid ten (10) consecutive business days period or such longer period as Landlord determines in good faith is reasonably necessary to remedy such failure of Building services, provided that Landlord is diligently pursuing such remedy, then that portion of Basic Monthly Rent which corresponds to the portion of the Demised Premises rendered untenantable shall be abated until such time as the failure of services is corrected. Landlord shall use reasonable, good faith efforts to restore such Building services.


     (B.) Conservation Controls.  Tenant agrees on behalf of itself and its
          ---------------------
subtenants to comply with all mandatory and voluntary conservation controls and requirements applicable to


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June 23, 1998 Final
office buildings that are imposed or instituted by the Federal or District of Columbia governments, including without limitation, controls on the permitted range of temperature settings in office buildings and requirements necessitating curtailment of the volume of energy consumption of the hours of operation of the Building. Any terms or conditions of this Lease that conflict or interfere with compliance with such controls or requirements shall be suspended for the duration of such controls or requirements. It is further agreed that compliance with such controls or requirements shall not be considered an eviction, actual or constructive, of Tenant from the Demised Premises or a violation of Landlord's covenants set forth in the Paragraph of this Lease entitled "COVENANTS OF LANDLORD," and shall not entitle Tenant to terminate this Lease or
 ---------------------
to an abatement of any rent payable hereunder.

     (C) Additional Landlord Services.  Landlord shall manage and operate the
         -----------------------------
Building as a first-class office building in the Washington, D.C. area. Landlord, at its cost and expense, shall keep and maintain the Building, and its fixtures, appurtenances, systems and facilities (including the garage) and the sidewalks, plaza and landscaped areas located thereon in good order, condition and repair. Landlord, at its cost and expense, shall: (i) keep the sidewalks, plazas and landscaped areas adjoining the Building free of accumulations of snow, ice, dirt, refuse, rubbish and unlawful obstructions; (ii) keep the Building atrium, lobbies and the common areas of the Building clean; (iii) care for and maintain the shrubbery, planting and landscaping, if any, on the plaza or plazas adjacent to the Building or other public areas of the Building; (iv) provide a Building security system as reasonably determined by Landlord to be comparable to that of other comparable office buildings in the area; (v) provide Tenant, its employees and invitees prompt access into the Building, the Demised Premises, and the Building garage twenty-four (24) hours each day, seven (7) days per week.

19.  RULES AND REGULATIONS
     ---------------------

     Tenant, its agents, employees and guests shall abide by and observe the rules and regulations attached hereto as Exhibit C and such other reasonable
                                         ---------
rules and regulations as may be promulgated from time to time by Landlord which in Landlord's judgment are needed for the general well being, safety, care, operation, maintenance and cleanliness of the Demised Premises and the Building, provided a copy thereof is sent to Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, any other tenant's employees, agents, business invitees, licensees, customers, clients, family members or guests. Landlord shall not discriminate against Tenant in the enforcement of any rule or regulation however.


20.  DAMAGE BY TENANT
     ----------------

     Subject to the provisions of Paragraph 22 (C)(iii) , Tenant shall be responsible for all damage or injury to the Demised Premises or the Building caused by Tenant, or its agents, employees, contractors and invitees doing work in or about the Building or moving property into, in or out of, the said Building and all breakage done by Tenant or its agents, employees, contractors and invitees. Landlord may make such repairs or undertake appropriate corrective action on Tenant's behalf, or at Landlord's sole election direct Tenant to promptly repair or correct the damage under Landlord's supervision. Any charge or cost incurred by Landlord shall be the sole responsibility of Tenant due and payable by Tenant as Additional Rent, as and when billed to Tenant by Landlord. This provision shall be construed as an additional remedy granted


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June 23, 1998 Final
to Landlord and not in limitation of any other rights and remedies which Landlord has or may have in said circumstances.


21.  LIABILITY
     ---------

     (A.) No Landlord Liability.  Landlord assumes no liability or
          ---------------------
responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the Demised Premises. Neither Landlord nor its management agent shall be liable for any accident or injury to any person or persons or property in or about the Demised Premises which are caused by the conduct and operation of said business, or by virtue of equipment or property of Tenant in the Demised Premises and which are not due to Landlord's gross negligence or willful misconduct or that of Landlord's agents.

     (B.) Indemnification of Landlord. Tenant shall defend and hereby does
          ---------------------------
indemnify and save harmless Landlord and Landlord's officers, directors, partners, agents and employees (collectively, "Landlord's Indemnitees") from and against all liability (statutory or otherwise), claims, suits, causes of action, demands, judgments, costs, interest and expenses (including also reasonable attorneys' fees and disbursements incurred in the defense thereof) to which any Landlord's Indemnitees may (except insofar as it arises out of the negligence or the intentional act or failure to act of such Landlord Indemnitees or their contractors) be subject or suffer, whether by reason of any claim for, any injury to, or death of, any person or persons or damage to or loss of property (including also any loss of use thereof) or otherwise, and arising from or in connection with the use by Tenant of, or from any work or anything whatsoever done by Tenant (or any of its officers, directors, agents, contractors, employees, licensees or invitees) in any part of the Demised Premises or the Building (other than by Landlord or its agents or contractors) during the term of this Lease. Tenant's agreement to indemnify and save harmless shall also apply during the period of time, if any, prior to the Lease Commencement Date and the Mandatory Expansion Space Lease Commencement Date, as applicable, with respect to such part of the Demised Premises and/or the Building that Tenant may have been given access to for the purpose of undertaking Alterations, or preparing to conduct the Alterations or arising from any condition of the Demised Premises or the Building due to or resulting from any default by Tenant in the keeping, observance or performance of any covenant or agreement contained in this Lease or from any fault or neglect of Tenant or any of its officers, directors, agents, contractors, employees, licenses or invitees.

     (C.)  Indemnification of Tenant.  Landlord shall defend, and hereby does
           --------------------------
indemnify and save harmless Tenant and Tenant's officers, directors, partners, and employees (collectively, "Tenant Indemnitees") from and against all liability (statutory or otherwise), claims, suits, causes of action, demands, judgments, costs, interest and expenses (including also reasonable attorneys' fees and disbursements incurred in the defense thereof) to which any Tenant Indemnitees may (except insofar as it arises out of the fault or neglect of such Tenant Indemnitees or their contractors) be subject or suffer, whether by reason of any claim for, any injury to, or death of, any person or persons or damage to or loss of Tenant's Business Property (which shall mean Tenant's personal property used in the operations of its business, including, but not limited to, fixtures, furnishings and equipment) and arising from or in connection with the negligence or the intentional act or omission of Landlord or its agents, contractors, and employees in or about any part of the Demised Premises or the Building during the term of this Lease or any renewal or extension thereof.


The Corporate Advisory Board Company Lease
June 23, 1998 Final

22.  INSURANCE
     ---------

     (A.)  Insurance Rating
           ----------------

          (i) Tenant hereby covenants and agrees that it will not do or permit anything to be done in or on the Demised Premises, the Building, or the Land, or bring or keep anything therein that shall in any way increase the rate of fire or other insurance on said Building, or on the property kept therein, or conflict with the fire laws or regulations, or with any insurance policy upon said Building or any part thereof, or with any statutes, rules or regulations enacted or established by the appropriate governmental authority. If any acts or omissions of Tenant in violation of this Paragraph should cause any increase in the premiums for any insurance carried by Landlord above standard rates for the Building occupied for normal office use, then Landlord, in addition to any other remedies it may have, shall be entitled to immediate reimbursement from Tenant, as Additional Rent, of all such excess costs for insurance premiums occasioned by such acts or omissions of Tenant.

          (ii) Nothing contained in this Paragraph, or in any other Paragraph of this Lease, shall obligate Landlord to enforce the provisions of this Paragraph for the benefit of any other tenant or occupant of space in the Building. It is expressly understood and agreed that all such provisions are included in this Lease solely for Landlord's benefit and for its enforcement at its exclusive option and discretion. Similarly, Tenant shall have no right to require Landlord to enforce such or similar provisions in other leases for the benefit of Tenant, any such enforcement being solely in Landlord's discretion.

     (B.) Commercial General Liability Insurance.  Tenant shall obtain and
          --------------------------------------
maintain in effect at all times during the term of this Lease, a policy of commercial general liability insurance, against any liability for bodily injury, death or property damage occurring upon, in or about any part of the Demised Premises, the Building or the Land, written on an occurrence basis, and including contractual liability coverage, premises and operations coverage, broad form property damage coverage and independent contractors coverage, and containing an endorsement for personal injury. Such policies of insurance shall afford protection with respect to bodily injury or death of not less than Two Million Dollars ($2,000,000.00) as concerns one person in any one occurrence, and Four Million Dollars ($4,000,000.00) as concerns more than one person in any occurrence, and not less than Two Hundred Fifty Thousand Dollars ($250,000.00) with respect to damage to property, in all cases with commercially reasonable deductible amounts permitted. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. Copies of said policies and renewals, with evidence of premiums paid, will be delivered to Landlord promptly on its request. The provisions of this Paragraph shall not limit in any fashion the liability of Tenant under the Paragraph of this Lease entitled "LIABILITY."
----------

     (C.)  All Risk Coverage Insurance
           ---------------------------

          (i) Landlord shall obtain and maintain All Risk Coverage insurance covering the Building and the base building operating systems thereof, in an amount not less than 80% of Landlord's estimate of replacement cost and in an amount sufficient to replace the Building and building standard improvements in the Demised Premises as specified in Exhibit D attached hereto and made a part
                                      ---------
hereof.

          (ii) Tenant shall obtain and maintain throughout the term of this Lease, including any extension periods All Risk Coverage insurance insuring against damage to and loss


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June 23, 1998 Final
of Alterations above building standard alterations, and the fixtures, equipment, furniture, and personal property in and about the Demised Premises of Tenant, its officers, employees, contractors, agents and invitees with deductibles in an amount reasonably acceptable to Landlord.

          (iii) Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant hereby release each other and waive any claims they may have against the other for loss or damage to the Building, Demised Premises, tenant improvements including Alterations, fixtures, equipment and/or any other personal property arising from a risk insured against under the All Risk Coverage insurance policies carried or required to be carried by Landlord and Tenant, as required above, even though such loss or damage was caused by the negligence of Landlord, Tenant, or their respective agents or employees (or any combination thereof). Landlord and Tenant agree to obtain and maintain throughout the term of this Lease endorsements to their respective All Risk Coverage policies waiving the right of subrogation of their insurance companies against the other party and its agents and employees.

     (D.) Worker's Compensation Insurance.  Tenant shall carry and keep in full
          -------------------------------
force and effect at all times during the term of this Lease, at its sole cost, worker's compensation or similar insurance in form and amounts required by law, with a commercially reasonable deductible amount. Such insurance shall contain waiver of subrogation provisions in favor of Landlord and its agent, if available.

     (E.) Business Interruption Insurance.  Tenant shall obtain and maintain
          -------------------------------
throughout the term of this Lease business interruption insurance, with deductibles in an amount reasonably acceptable to Landlord. Such insurance shall be in minimum amounts typically carried by prudent tenants engaged in similar operations to Tenant, but in no event in an amount less than five (5) times the Basic Annual Rent in effect from time to time.

     (F.) Employer's Liability Insurance.  Tenant shall obtain and maintain
          ------------------------------
throughout the term of this Lease employer's liability insurance. Such insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease policy limit and One Million Dollars ($1,000,000) disease each employee, with no deductible amount permitted.

     (G.) Tenant's Contractor's Insurance.  Tenant shall require any contractor
          -------------------------------
of Tenant performing work on the Demised Premises to carry and maintain, at no expense to Landlord:

          (i) commercial general liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000.00) with respect to personal injury, death, property damage with a commercially reasonable deductible amount permitted; and

          (ii) worker's compensation or similar insurance in form and amounts required by law.


23.  REQUIREMENTS FOR TENANT'S INSURANCE POLICIES
     --------------------------------------------

     (A.) Requirements.  The company or companies writing any insurance which
          ------------
Tenant is required to carry and maintain, or cause to be carried or maintained, pursuant to this Lease, as


The Corporate Advisory Board Company Lease
June 23, 1998 Final
well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval and any such company or companies shall be good and responsible, licensed to do business in the District of Columbia, and have a rating equal to or exceeding A:XI from Best's Insurance Guide. All commercial general liability and all risk coverage insurance policies required to be provided by Tenant and certificates evidencing such insurance shall name Landlord, its management agent and mortgagee (if any) as additional insureds or loss payees as applicable. Each policy of insurance shall contain a provision by which the insurer agrees that such policy may not be canceled, refused for renewal, reduced in amount of insurance or changed as to coverage (i) if due to Tenant's action or failure to act, and (ii) without the insurer first giving Landlord thirty (30) days prior written notice of such action. Tenant agrees to provide to Landlord prior to taking possession of the Demised Premises the certificates evidencing such insurance; Landlord may withhold delivery of the Demised Premises without delaying the Lease Commencement Date or Mandatory Expansion Space Lease Commencement Date, as applicable, or triggering any abatement of rent, if Tenant fails to provide Landlord with these certificates. All deductibility limits applicable to any policy of insurance must be reasonably acceptable to Landlord.

     (B.) Primacy of Insurance.  Any insurance carried or to be carried by
          --------------------
Tenant hereunder shall be primary over any policy that might be carried by Landlord. If Tenant shall fail to perform any of its obligations regarding the acquisition and maintenance of insurance, Landlord may perform the same and the cost of same shall be deemed Additional Rent, payable upon Landlord's demand. Tenant may satisfy any insurance obligation hereunder through blanket or umbrella coverage, provided that in the event Tenant obtains blanket insurance policies for liability or property damage coverage, then each such policy shall have an agreed amount endorsement for the Tenant's activities and the Tenant's property located at the Demised Premises.


24.  DAMAGE BY FIRE OR OTHER CASUALTY
     --------------------------------

     (A.) Fire or Casualty of the Demised Premises. In the event of damage or
          ----------------------------------------
destruction of the Demised Premises by fire or any other casualty, except as otherwise expressly provided in this Paragraph, this Lease shall not terminate, but the Demised Premises shall be promptly and fully repaired and restored by Landlord at its own cost and expense, subject however, to the following terms and conditions. Landlord's obligation to repair and restore the Demised Premises shall be limited and conditioned, at Landlord's option and absolute discretion, to its receipt and availability of sufficient insurance proceeds to cover all costs of such repairs and restoration including any related or attendant work. Any such repairs and restoration to be performed by Landlord under this Paragraph shall be limited to building standard levels and condition as specified in Exhibit D attached hereto. Landlord shall have no obligation to
                ---------
restore or replace Alterations in excess of building standard levels and conditions specified in Exhibit D, or Tenant's Property, or any of the personal
                         ---------
property of Tenant or others.

     (B.) Termination of Lease.  Landlord reserves the right to elect not to
          --------------------
repair, and instead to terminate this Lease, if: (i) damage to the Demised Premises (but not including Alterations) is so extensive that, in Landlord's reasonable judgment, such damage cannot be substantially repaired within one hundred eighty (180) days from the date of the fire or other casualty, all as more fully set forth in subparagraph D Mutual Rights to Terminate hereinbelow,
                                       --------------------------
or (ii) if more than one-half (1/2) of the total rentable area of the Building is rendered untenantable. Within thirty (30) days after the occurrence of any fire or other casualty damage to the Demised Premises, Landlord shall notify Tenant as to whether or not such damage can be repaired or restored within the 180 day period above-described or whether Landlord will terminate this Lease. In the case of damage to the Building, Landlord shall notify Tenant within thirty
(30) days after the occurrence of a fire or other casualty affecting the Building as to whether more than one-half (1/2) of the total


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June 23, 1998 Final
rentable area of the Building has been rendered untenantable, and whether Landlord will terminate this Lease. If Landlord elects to make any repairs or restoration, then due allowance shall be given for the reasonable time required for adjustment and settlement of insurance claims, time required to obtain licenses and permits for the work, and for such other delays as may result from government restrictions, and controls on construction, if any, and for strikes, national emergencies and other conditions beyond the control of Landlord. If Landlord elects to terminate this Lease in accordance with this paragraph, then Landlord shall deliver a written notice to that effect to Tenant, specifying a date, not less than twenty (20) nor more than sixty (60) days after the giving of such notice, on which the Lease shall expire as fully and completely as if such date were the date originally fixed for the expiration of the Lease.

     (C.) Adjustment of Basic Monthly Rent.  It is agreed that if Landlord does
          --------------------------------
not elect to terminate this Lease pursuant to this Paragraph, this Lease shall continue in full force and effect, but if the conditions are such so as to make the entire Demised Premises untenantable, then all Basic Monthly Rent and Adjustment Rent which Tenant is obligated to pay hereunder related to the period from and after the date of the fire or casualty shall abate as of the date of and after the fire or casualty until Landlord has substantially completed the repairs and restoration work required to be performed by it under this Lease. Any unpaid or prepaid Basic Monthly Rent and Adjustment Rent for the calendar month in which said fire or casualty occurred making the Demised Premises untenantable shall be prorated to the date of the fire or casualty giving rise to the damage. If the Demised Premises are partially damaged or destroyed, then during the period that Tenant is deprived of the use of the damaged portion of the Demised Premises, Tenant shall be required to pay Basic Monthly Rent and Adjustment Rent covering only that portion of the Demised Premises that is tenantable, based on that portion of the Basic Monthly Rent and Adjustment Rent which the amount of square foot area of the Demised Premises remaining that is tenantable bears to the total square foot area of all of the Demised Premises covered by this Lease.

     (D.) Mutual Rights to Terminate.  If the Demised Premises are damaged as a
          --------------------------
result of fire or other casualty and if the damage to the Demised Premises (but not including the Alterations) is so extensive that, in Landlord's reasonable judgment, such damage cannot be substantially repaired within one hundred eighty
(180) days from the date of the fire or other casualty, Landlord shall give written notice to Tenant of such reasonable judgment within thirty (30) days of such casualty, and either Landlord or Tenant may within thirty (30) days of the date of such notice from Landlord, terminate the Lease by written notice to the other, specifying a date, not less than twenty (20) nor more than sixty (60) days after the giving of such notice, on which the Lease shall expire as fully and completely as if such date were the date originally fixed for the expiration
of the Lease.   In the event that the Demised Premises are damaged by fire or other casualty such that eighty percent (80%) of the Demised Premises or greater are rendered untenantable and at the time of such damage, eighteen (18) months or less remains of the Term of the Lease, then either Landlord or Tenant may terminate this Lease after such casualty upon the giving to the other of ninety
(90) days prior notice, which notice shall specify the date upon which the party giving such notice intends to terminate the Lease. No compensation, or claim, or diminution of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or loss of or injury to business arising from the necessity of or any delays in repairing the Demised Premises or any portion of the Building, however the necessity may occur. Tenant shall notify Landlord of any damage to the Demised Premises promptly upon occurrence thereof.


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June 23, 1998 Final

25.  EMINENT DOMAIN
     --------------

     (A.) Major Condemnation.  In the event that the whole or a substantial
          ------------------
portion of the Building shall be condemned in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the earlier of the date of vesting of title in such condemnation, or the date of taking of possession by the condemning authority (such earlier date, whether with reference to a complete or partial taking of the Building, being referred to hereinafter as the "Taking Date"), and Tenant shall have no claim against Landlord, except that Tenant's obligation for Basic Monthly Rent and Adjustment Rent shall cease as of the Taking Date and any such rent paid in advance by Tenant shall be prorated to the Taking Date, with Tenant being entitled to a refund of any excess payment thereof.

     (B.) Partial Condemnation.  In the event that only a part of the Building
          --------------------
shall be so condemned, then (i) if substantial alteration or reconstruction of the Building shall, in the opinion of Landlord, be necessary or desirable as a result of such condemnation (whether or not the Demised Premises be affected thereby), this Lease and the term and estate hereby granted may be terminated, effective as of the Taking Date, by and at the exclusive option of Landlord, by giving notice of such termination to Tenant on or before the date which is thirty (30) days following the Taking Date, and (b) if such condemnation shall be of a substantial part of the Demised Premises or of a substantial part of all means of access thereto, this Lease and the term and estate hereby granted may be terminated by Tenant, effective as of the Taking Date, by its giving notice of such termination to Landlord on or before the date which is thirty (30) days after the Taking Date, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that this Lease and the term and estate hereby granted with respect to the part of the Demised Premises (if any) so condemned shall expire on the Taking Date, and except that the Basic Monthly Rent and Adjustment Rent payable hereunder shall be appropriately reduced as of the Taking Date in proportion to the area of the Demised Premises, and this Lease and the term and estate hereby granted with respect to the remaining portion of the Demised Premises are not terminated as hereinbefore provided, Landlord shall proceed with reasonable diligence to restore the remaining portion of the Demised Premises (other than Alterations, Tenant's Property, or personal property of Tenant or others) as nearly as practicable to building standard condition as specified in Exhibit D attached hereto.
                          ---------

     (C.) Condemnation Award.  In the event of any condemnation of all or a part
          ------------------
of the Building and/or the Land, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including also any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. Notwithstanding the foregoing, nothing in this Paragraph shall preclude Tenant at its own expense in a separate action from Landlord's condemnation proceeding, to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant's personal property, the unamortized amount of the cost of Tenant's Alterations, or for moving to a new location, provided that such award to Tenant is not derived by the condemning authority by a reduction of the award that would otherwise be made to Landlord for the taking of Landlord's fee simple or leasehold interest in the Demised Premises and the Building, the Land and Landlord's interest in this Lease.


26.  SUBORDINATION
     -------------

     (A.) Subordination of Lease/General.  This Lease and all rights of Tenant
          ------------------------------
hereunder are subject and subordinate to all first mortgages and first deeds of trust, and to any other mortgages and deeds of trust junior in lien to such first mortgage or first deed of trust if such subordination


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June 23, 1998 Final
to such junior lien is approved by the party or parties secured under such first mortgage or first deed of trust, and to all ground or underlying leases, which may now or hereafter affect the Building and the Land of which the Demised Premises form a part, and all renewals, modifications, consolidations, re-castings, replacements and extensions thereof; provided however, that subject to the provisions of Subparagraph (B) and (C) below, this Lease shall remain in full force and effect following any foreclosure under any of the aforesaid mortgages, deeds of trust, or ground leases; provided, further however, that Tenant shall not be in default beyond any applicable cure period herein. It is the intention of the parties that this Paragraph shall be self-operative and that no further instrument of subordination, non-disturbance or attornment shall be necessary to effectuate such subordination nondisturbance or attornment. However, if confirmation of such subordination, nondisturbance or attornment is required by any mortgagee or ground lessor, Tenant shall execute and deliver promptly upon any request of Landlord or its mortgagee(s) or ground lessor any certificate that may be requested confirming such subordination. Tenant may not unreasonably delay or condition its delivery. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant if Tenant fails to execute and deliver same within seven (7) days after any request. Also the failure of Tenant to execute and deliver such certificate or certificates shall be a default under this Lease and basis for Landlord to exercise its rights and remedies under the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES." Upon
                                                    ---------------------
the written request of Tenant given to Landlord, Landlord will endeavor to obtain for Tenant a Subordination, Attornment and Non-Disturbance Agreement, on lender's standard form, from any lender(s) placing a first mortgage or deed of trust on the Building subsequent to the date of this Lease, other than a first mortgage or deed of trust from Transamerica Occidental Life Insurance Company, the current lender having an interest in the Building, which replaces, renews or extends the currently existing first mortgage or deed of trust.

     (B.) Attornment.  The  party secured by any such mortgage or deed of trust
          ----------
or the purchaser at foreclosure thereof or by deed in lieu thereof (collectively, "Subsequent Purchaser") shall recognize this Lease, provided, however, that Tenant shall not be in default beyond any applicable cure period herein, and Tenant shall attorn to and recognize the Subsequent Purchaser as its Landlord under this Lease, and will execute, acknowledge and deliver promptly upon request of Landlord or such mortgagee or any other Subsequent Purchaser (at or prior to the foreclosure) any instrument which in the opinion of such party requesting same is necessary or appropriate to evidence such attornment by Tenant and/or the subordination of such mortgage or deed of trust to this Lease. Also, the failure of Tenant to execute and deliver such certificate or certificates shall be a default under this Lease and basis for Landlord to exercise its rights and remedies under the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES". The Tenant hereby waives the provisions of any statue or rule of law, now or hereafter existing, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and Tenant's obligations hereunder in the event of any such foreclosure or conveyance in lieu of foreclosure. Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate shall by operation of law or otherwise result in cancellation or termination of this Lease, and in such event this Lease shall continue as a direct lease between Tenant and such ground lessor or its successor .

     (C.) Effect of Attornment.  Notwithstanding anything to the contrary in
          --------------------
this Lease, any Subsequent Purchaser and any ground lessor (i) shall not be bound by any prepayment by Tenant to any prior lessor (including Landlord) of rent for more than one calendar month in advance (so that rent shall be payable after the foreclosure, the purchase, or the termination of the ground lease, as applicable in accordance with the terms of this Lease as if such prepayment of rent for more than one calendar month in advance had not been made); (ii) shall not be bound by any


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June 23, 1998 Final
amendment or modification to this Lease made without its prior written consent, or by any waiver or forbearance on the part of any prior lessor (including Landlord) given without its consent; (iii) shall not be liable for any act or omission of any prior lessor (including Landlord); and (iv) shall not be subject to any offsets or defenses which Tenant might have against any prior lessor (including Landlord). Additionally Landlord's mortgagee shall be discharged of any responsibility hereunder to Tenant which may have arisen (by reason of the mortgagee becoming a mortgagee in possession, a lessor or otherwise) after such mortgagee disposes of its interest in the Building of which the Demised Premises is a part.

     (D.) First Amendment to Deed of Trust.  Attached hereto as Exhibit H is
          ---------------------------------                     ---------
a true, complete and correct copy of Amendment No. 1 To First Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 12, 1998, (the "First Amendment to Deed of Trust") which has been filed of record in the office of the Recorder of Deeds of the District of Columbia and which affects the Building. Landlord represents to Tenant that this First Amendment to Deed of Trust is currently in effect. Landlord agrees to request from the Beneficiary under such First Amendment to Deed of Trust an agreement setting forth provisions substantially in the form of the "SNDA Provisions", as such term is defined in said First Amendment to Deed of Trust.

     (E.) Entitlement to Notices.  Any mortgagee or ground lessor shall be
          ----------------------
entitled to receive, and Tenant shall deliver to it concurrently with Landlord, any notices given by Tenant under this Lease provided that Landlord shall have given Tenant the name and address of such mortgagee or ground lessor. The mortgagee (or purchaser therefrom), or ground lessor shall be given a reasonable period of time following receipt of such written notice and the failure of Landlord to cure the noticed default to cure any default(s) of Landlord which may be claimed by Tenant.


27.  ESTOPPEL CERTIFICATES
     ---------------------

     (A.) Tenant agrees, at any time and from time to time, upon not more than ten (10) business days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord, or for its benefit, a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) the date to which the rent and other charges hereunder have been paid by Tenant, (iii) whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant may have knowledge, (iv) the address to which notices to Tenant should be sent, and (v) such other matters as are shown on Exhibit E or which Landlord may reasonably request from time to time related to
---------
factual matters of this Lease within Tenant's knowledge. If Landlord makes a request for an estoppel certificate at the request of its mortgagee or future landlord, then Tenant shall also speak to such other matters as such mortgagee or future landlord customarily and consistently requires of tenants similarly situated to Tenant leasing comparable space in a first class office building to the Building. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any mortgagee or prospective mortgagee of the Building or of Landlord's interest, or any prospective assignee of any such mortgagee. Tenant's failure to timely execute and deliver any estoppel certificate shall constitute a default under this Lease, subjecting Tenant to Landlord's rights and remedies available under the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES."
                        ---------------------


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June 23, 1998 Final

     (B.)   Landlord agrees to furnish to Tenant within ten (10) business days after Tenant's written request therefor, a certificate executed by or on behalf of Landlord containing the following statements: (i) that the Lease is unmodified and in full force and effect (or if modified, that the Lease is in full force and effect as modified and stating the modifications); (ii) the date to which the rent and other charges due hereunder have been paid by Tenant;
(iii) whether or not, to Landlord's knowledge, Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying such defaults; (iv) the address for Landlord; and (v) whether Landlord has received written notice from Tenant claiming a default by Landlord hereunder. Such certificate shall not be required of Landlord more than one time in any calendar year without Tenant having a legitimate business purpose.


28.  BANKRUPTCY
     ----------

     (A.)  Events of Bankruptcy.  Each of the following shall be an Event of
           --------------------
Bankruptcy under this Lease:

          (i) Tenant's, a Guarantor's or a General Partner's becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state, district, commonwealth or territory of the United States (the "Insolvency Laws");

          (ii) The appointment of a receiver or custodian for any or all of Tenant's, a Guarantor's or a General Partner's property or assets, or the institution of a foreclosure action upon so material a portion of the real or personal property of Tenant or a Guarantor or a General Partner that Landlord in its sole, but reasonable, discretion concludes that its security under the Lease is materially impaired;

          (iii) The filing of a voluntary petition by Tenant, a Guarantor or a General Partner under the provisions of the Bankruptcy Code or Insolvency Laws;

          (iv) The filing of an involuntary petition against Tenant, a Guarantor or a General Partner as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (a) is not dismissed within ninety (90) days of filing, or (b) results in the issuance of an order for relief against the debtor; or

          (v) Tenant's, a Guarantor's or a General Partner's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

     (B.) Rights and Remedies.  Upon the occurrence of an Event of Bankruptcy,
          -------------------
Landlord shall have all of the rights and remedies available pursuant to the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES", provided that Landlord
                                  ---------------------
may not exercise any of those rights and remedies while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, if the Bankruptcy Code prohibits the exercise of those rights and remedies by Landlord.

     (C.) Assumption or Assignment by Trustee.  If pursuant to the Bankruptcy
          -----------------------------------
Code this Lease shall become subject to the rights of the Trustee in Bankruptcy (as such term is defined in the Bankruptcy Code and hereinafter called "Trustee") to assume or assign this Lease, the Trustee shall not have the right to assume or assign this Lease, unless the Trustee (i) promptly cures all defaults under this Lease (other than the occurrence of the Event of Bankruptcy), (ii) promptly compensates Landlord for any actual monetary losses to Landlord as a result of such default, (iii) provides "adequate assurances for future performance" under this Lease, (iv) complies with all of


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June 23, 1998 Final
the provisions of this Lease, and (v) gives appropriate written notice to Landlord of Trustee's election to assume or reject this Lease within sixty (60) days (or such other applicable time as provided for in the Bankruptcy Code for assumption or rejection of this Lease) after the commencement for the action in Bankruptcy.

     (D.) Definition of Phrase "adequate assurance of future performance".  For
          ---------------------------------------------------------------
the purposes of the Bankruptcy Code and this Paragraph of the Lease, the phrase "adequate assurance of future performance" shall mean that at least all of the following criteria must have been met:

          (i) the Trustee or Tenant must pay Landlord, at the time the next payment of Basic Monthly Rent is due under this Lease, an amount equal to the next three (3) months of Basic Monthly Rent due under this Lease, with such amount to be held as in accordance with the provisions of the Paragraph of this Lease entitled "SECURITY DEPOSIT;"
                ----------------

          (ii) Tenant or the Trustee must agree to pay to Landlord, at any time that Landlord is authorized to and does draw upon those funds held with Security Deposit, the amount necessary to restore such funds to the original level established by Subparagraph (D.)(i) above of this Paragraph;

          (iii) Tenant or the Trustee must agree to timely pay Additional Rent as and when due pursuant to the provisions for this Lease, and additionally agree to pay in advance for performance of any services specially requested by Tenant (or the Trustee) pursuant to this Lease;

          (iv) the Trustee must agree that Tenant's business shall be conducted in a first-class manner, with no liquidation sales, auctions or the like conducted on the Demised Premises;

          (v) the Trustee must agree that the use of the Demised Premises will remain unchanged from that specifically permitted by this Lease; and

          (vi) the Trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Building.

     (E.) Failure to Satisfy Obligations.  In the event Tenant is unable or
          ------------------------------
unwilling (i) to cure its default(s), (ii) to reimburse Landlord for Landlord's actual monetary losses, (iii) to pay Basic Monthly Rent or Adjustment Rent when due under this Lease, or any Additional Rent provided for when due under this Lease, or (iv) to have the criteria imposed to establish "adequate assurance of future performance" met, then Tenant agrees in advance that Tenant has not met its burden of performance under this Paragraph, and this Lease and Tenant's right to possession hereunder may be terminated by Landlord in accordance with the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES".
                                                        ----------------------


29.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
     -----------------------------------------

     If Tenant defaults in the making of any payment to any third party, or the doing of any act required to be made or done by Tenant (including the performances of Tenant's obligations under this Lease), relating to the Demised Premises, and such failure continues for ten (10) days after notice to Tenant, except in an emergency where no such notice shall be required, then Landlord may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Landlord, with interest thereon at a rate equal to three (3) percentage points above the then applicable base rate of interest (or comparable rate of interest) per annum as fixed by NationsBank, National Association or such other federally chartered


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June 23, 1998 Final
financial institution as reasonably selected by Landlord, accruing from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute Additional Rent hereunder due and payable by Tenant upon receipt of a written statement of costs from Landlord. The making of such payment or the doing of such act by Landlord shall not operate as a waiver or cure of Tenant's default, nor shall it prevent Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.


30.  DEFAULTS AND REMEDIES
     ---------------------

     (A.) Events of Default.  If Tenant shall (i) fail to pay the rent of any
          -----------------
kind or nature provided for in this Lease, or any installments or payments thereof as provided herein, at the time the same shall become due and payable, or any Additional Rent when and as due as herein provided and in either case, such failure continues for ten (10) days after notice from Landlord or Landlord's agent of such failure; (ii) violate or fail or neglect to keep and perform any of the other covenants, conditions and agreements herein contained on the part of Tenant to be kept and performed and such failure continues for a period of ten (10) days after notice to Tenant or such longer period of time as is reasonably necessary to cure such failure, so long as Tenant commences to cure within such ten (10) days, is diligently and continuously pursuing such cure and such cure is completed to Landlord's satisfaction by a date not later than forty-five (45) days after notice to Tenant of such failure, or (iii) abandon, vacate or desert the Demised Premises for a period in excess of thirty
(30) business days, or if Tenant's estate hereby created shall be taken upon execution or other process of law or if an Event of Bankruptcy shall occur, then, and in each and every such event from thenceforth, and at all, times thereafter, at the option of Landlord, (and in addition to and not in limitation of Landlord's right to distrain for rent, and other remedies), this Lease and Tenant's right of possession shall thereupon cease and terminate (subject to any restrictions imposed by the Bankruptcy Code). Upon the termination of the Lease, Landlord shall be entitled to possession of the Demised Premises and to re-enter the same and remove all persons and property therefrom, without demand of rent or demand of possession of said Demised Premises. Landlord may forthwith proceed to recover possession of the Demised Premises with or without process of law, any statutory or other notice to quit or of intention to re-enter the same being hereby expressly waived by Tenant. In the event of such re-entry by process of law or otherwise, Tenant nevertheless agrees to remain answerable for any and all damage, deficiency of loss of rent which Landlord may sustain by such re-entry, including also reasonable attorneys' fees and court costs incurred by Landlord to enforce or defend its rights under this Lease and/or pursuant to law. Landlord reserves full power, which is hereby acceded to by Tenant, to re-let the Demised Premises for the benefit of Tenant, in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provisions of this Lease. Any such re-lettings may be of all or any part of the Demised Premises, and may be for a term or terms less than or greater than the then remaining portion of the term of this Lease, all at Landlord's exclusive discretion. Such re-lettings shall be on such terms, rent and conditions as Landlord may determine, and in no event will Tenant have any right to any excess of such net rents collected from re-lettings over the sums payable by Tenant hereunder. Whether or not Landlord elects to terminate this Lease pursuant to this Paragraph, Tenant shall remain liable for all damages, deficiencies, loss, costs and expenses in rent, reasonable attorney's fees, court costs, brokerage commissions, and expenses incurred in preparing the Demised Premises for re-letting (including any necessary alteration, none of which shall be deemed to release Tenant from liability hereunder). Landlord shall not be liable for failure to re-let or to collect rentals under re-lettings, nor shall Tenant be released from liability by reason thereof. Any damage or loss of rent sustained by Landlord may be recovered from Tenant, at Landlord's option, at time of re-letting, or in separate actions as said damages become determinable from re-lettings, or in a single action deferred until expiration of the term hereof (in which case the cause of action shall not accrue until


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June 23, 1998 Final
the stated expiration of the term hereof), or in a single action prior to the re-letting or termination or expiration hereof. Nothing herein shall prevent Landlord from proving in full damages for rent accrued prior to termination hereof and not paid, and from proving under any applicable laws any amounts allowed thereby, and recovering such sums.

     (B.) No Waiver.  It is further agreed that if under the provisions of this
          ---------
Paragraph, applicable summary process shall be served, and a compromise or settlement thereof shall be made, such compromise or settlement shall not constitute a waiver of any subsequent breach of any covenant, condition or agreement herein contained shall operate as a waiver of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver shall be in writing signed by Landlord or Tenant, as applicable. No payment by Tenant or receipt by Landlord of a lesser amount than the amount of rent herein stipulated to be due and owing by Tenant under this Lease shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     (C.) Late Charges.  In the event Tenant defaults in payment of any
          ------------
installment or installments of Basic Monthly Rent or Additional Rent, and if such event of default is not corrected within ten (10) days after the notice of such nonpayment, Tenant shall pay to Landlord, in addition to the installment of Basic Monthly Rent or Additional Rent in default, a late charge in an amount equal to five cents ($0.05) for each one dollar ($1.00) in default, to compensate Landlord for the additional expense resulting from Tenant's default.


     (D.)  INTENTIONALLY DELETED.
           ----------------------

     (E.) Rights to Injunctive Relief.  In addition to and not in limitation of
          ---------------------------
the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of any violation or attempted or threatened violation of any of the terms, covenants, conditions, provisions or agreements of this Lease to the extent permitted by applicable law.

     (F.) No Limitations on Landlord's Remedies.  The remedies of Landlord
          -------------------------------------
provided for in this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may be lawfully entitled. The exercise by Landlord of any remedy to which it is entitled shall not preclude or hinder the exercise of any other such remedy, nor constitute an election of remedies.

     (G.) Rights to Attorneys' Fees.  In the event of any material default by
          -------------------------
Tenant hereunder, Tenant shall reimburse Landlord all reasonable attorneys' fees which Landlord may incur resulting therefrom, whether or not suit shall be brought by Landlord, together with all court costs which may be incurred, as well as any such fees incurred related to any re-letting of the Demised Premises in whole or in part, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, upon the rendering of a final non-appealable judgment, Tenant shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable. All obligations of Tenant under this provisions shall be deemed Additional Rent hereunder.

     (H.)    Interest on Late Payments.  In the event Tenant fails to pay any
             --------------------------
installment or installments of Basic Monthly Rent or Additional Rent for a period of more than ten (10) days after the due date thereof, such overdue payment or payments shall bear interest at the lesser of


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June 23, 1998 Final

(i) a rate per annum (the "Default Rate") which is three (3) whole percentage points higher than the highest Prime Rate as published in the Wall Street Journal's Money Rates Column, or if such rate is no longer published then the rate which is three (3) whole percentage points in excess of the Prime Rate of Nationsbank, N.A. (Washington, D.C.) or (ii) the highest non-usurious rate permitted under the laws of the jurisdiction where the Building is located, from the date incurred to the date of payment thereof by Tenant, which amount shall constitute Additional Rent.


31.  REPEATED DEFAULTS
     -----------------

     If Tenant is in material default of this Lease for the same or substantially the same reason more than twice during any twelve (12) month period during the term of this Lease, then Tenant shall not have any right to notice of, or any cure periods for, such repeated defaults, the terms and conditions of Paragraph of this Lease entitled "DEFAULTS AND REMEDIES,"
                                                ---------------------
notwithstanding. In such event, Landlord shall have available to it and may exercise all remedies provided for in that Paragraph of this Lease for an uncured default.


32.  SUCCESSORS
     ----------

     It is agreed that all rights, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, successors and assigns except where otherwise specifically restricted or modified in this Lease.


33.  AUTOMOBILE PARKING
     ------------------

     (A.) Parking Rights.  As of the Lease Commencement Date, Landlord agrees to
          --------------
arrange that Tenant shall have available to it of an allocation of parking contracts for the parking facility located in and serving the Building for use by Tenant and its employees during the term of the Lease, at the ratio of one
(1) contract for each 1,500 square feet of rentable area leased from time to time by Tenant, provided that within sixty (60) days after the respective Lease Commencement Date for each portion of space being leased by Tenant, Tenant notifies Landlord in writing of the number of such allocation Tenant desires and enters into parking contracts with the parking operator or manager of the parking facility. The parking contracts shall contain the same terms and conditions as are usually contained in such contracts with other monthly parking customers of the parking operator or manager, and the monthly rate to be paid by Tenant shall be the prevailing monthly rate charged to other monthly parking customers, said rate to increase and decrease as the prevailing monthly parking rate for other monthly parking customers increases and decreases from time to time. In the event Tenant fails to notify Landlord or fails to execute with the parking operator or manager the monthly parking contracts for all of the aforesaid allocation within the sixty (60) day period, or subsequently relinquishes in any manner any parking contract, Landlord shall be under no obligation to seek restoration of any relinquished contract or waive Tenant's failure to notify or subsequently execute any contract prior to expiration of the sixty (60) day period, provided, however, that such unused allotment shall be available to Tenant if then available from the parking garage manager.

     (B.) Use.  The use of any parking facility serving the Building by Tenant,
          ---
and its employees, subtenants, licensees and invitees, shall be at the sole risk and expense of such party. In no event shall Landlord have any liability for any damage to, theft or loss of property of such party, suffered or sustained in or about the parking facilities. Landlord shall not be responsible for the actions of any operator of the parking facilities of the Building. Tenant agrees for itself


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June 23, 1998 Final
and others exercising rights by and through Tenant to comply with all rules and regulations in effect from time to time governing the parking facilities of the Building, and to timely pay all charges and fees related to the use of such areas in accordance with the parking contracts entered into by Tenant or such other parties.

     (C.) Termination of Parking Rights.  Upon expiration or any termination of
          -----------------------------
any such parking contracts, Tenant will cause all of its automobiles and those of its personnel to be immediately removed from the parking facility. If this Lease is terminated or expires, then in any such event all parking contracts of Tenant for parking in the parking facility shall thereupon also terminate.


34.  ALTERNATIVE TELEPHONE OR TELECOMMUNICATIONS PROVIDER
     ----------------------------------------------------

     (A.) Landlord Consent Required.  In the event that Tenant wishes to utilize
          -------------------------
the services of a telephone or telecommunications provider whose equipment is not servicing the Building as of the date of Tenant's execution of this Lease ("Provider"), no such Provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     (B.) Condition to Consent.  Unless all of the following conditions are
          --------------------
satisfied to Landlord's satisfaction in a written agreement between Provider and Landlord or by any other means acceptable to Landlord in its reasonable judgment, it shall be reasonable for Landlord to refuse to give its consent:

          (i) Landlord shall incur no expense whatsoever with respect to any aspect of Provider's provision of its services, including, without limitation, the costs of installation, materials, and service;

          (ii) Prior to commencement of any work in or about the Building by Provider, Provider shall supply Landlord with such written indemnities, insurance verifications, financial statements, and such other items as Landlord reasonably deems to be necessary to protect its financial interests and the interest of the Building relating to the proposed activities of Provider;

          (iii) Prior to the commencement of any work in or about the Building by the Provider, the Provider shall agree to abide by such rules and regulations, job site rules, and such other requirements as reasonably determined by Landlord to be necessary to protect the interest of the Building, the tenants in the Building, and Landlord, including, without limitation, providing security in such form and amount as determined by Landlord;

          (iv) Landlord reasonably determines that there is sufficient space in the Building for the placement of all of Provider's equipment and materials;

          (v) Provider is licensed and reputable;

          (vi) Provider agrees to compensate Landlord for the reasonable amount determined by Landlord for space used in the Building for the storage and maintenance of the Provider's equipment and for all costs that may be incurred by Landlord in arranging for: access by the Provider's personnel, security for Provider's equipment, and any other such costs as Landlord may expect to incur.


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June 23, 1998 Final

     (C.) Consent Is Not Landlord Warranty.  Landlord's consent under this
          --------------------------------
Paragraph shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence, or financial strength of Provider.

     (D.) Tenant Pays Expenses.  Tenant acknowledges and agrees that all
          --------------------
telephone and telecommunications services desired by Tenant shall be ordered and utilized at the sole expense of Tenant.

     (E.) Tenant Responsible for Service Interruptions.  Tenant agrees that to
          --------------------------------------------
the extent service by Provider is interrupted, curtailed, or discontinued Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its expense to obtain substitute service.

     (F.) Landlord's Refusal to Consent.  Notwithstanding any provision in this
          -----------------------------
Paragraph to the contrary, the refusal of Landlord to consent to any prospective Provider shall not be deemed a default or breach by Landlord of its obligations under this Lease unless and until Landlord is adjudicated in a final and unappealable court decision to have acted recklessly or maliciously with respect to its refusal.

     (G.) No Third Party Rights.  The provisions of this Paragraph may be
          ---------------------
enforced solely by the Tenant and Landlord, and are not for the benefit of any other party, specifically, without limitation, no telephone or telecommunications provider shall be deemed a third party beneficiary of the Lease.


35.  TENANT HOLDOVER
     ---------------

     (A.) Holdover with Consent.  If Tenant shall, with the knowledge and
          ---------------------
written consent of Landlord obtained prior to the expiration of the term of this Lease, continue to remain in the Demised Premises after the expiration of the specified term of this Lease, then and in that event, Tenant shall, by virtue of this Lease become a tenant by the month, otherwise subject however to all of the terms, covenants and conditions of this Lease except as otherwise noted in this Paragraph. Landlord has no obligation to consent to the extension of the term of this Lease and may refuse consent of any reason. Landlord shall be entitled to a monthly rental equal to the monthly installment of Basic Monthly Rent in effect and payable for the last full calendar month of the immediately preceding expired term of this Lease, together with any amounts otherwise characterized by this Lease as Additional Rent, including but not limited to Adjustment Rent. This monthly tenancy shall commence with the first calendar day following the end of the term of this Lease. Thereafter Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Demised Premises, and Tenant shall be entitled to thirty (30) days' written notice from Landlord to quit the Demised Premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant or condition of this Lease by the Tenant, in which event the Tenant shall not be entitled to any notice to quit, the statutory thirty (30) days' notice and all other notices to quit being hereby expressly waived.

     (B.) Hold Over without Consent.  In the event Tenant shall wrongfully hold
          -------------------------
over subsequent to the expiration of the term of this Lease, or after the expiration of any duly given thirty (30) day notice without Landlord's prior written consent, Tenant's occupancy shall be deemed that of a tenancy at sufferance, and not one of month to month, but Tenant otherwise shall be subject to all the terms, covenants and conditions of this Lease, except as modified by this Subparagraph. Landlord shall be entitled, in lieu of rent provided for in Subparagraph (A.) above of this Paragraph, to demand and receive from Tenant monthly use and occupancy payments, for


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June 23, 1998 Final
each month (or portion thereof) in which Tenant shall continue to wrongfully holdover subsequent to the expiration of the term of this Lease or any expired monthly tenancy period, in an amount equal to the greater of (X) one and one-half times the sum of (i) the amount of Basic Monthly Rent payable in the last full calendar month of the specified term of this Lease, plus (ii) the amount of Adjustment Rent due and payable from Tenant for such month or (Y) the then prevailing fair market rent, on a monthly basis, then being charged by Landlord to third parties for comparable space in the Building. Landlord shall also be entitled to all other Additional Rent, otherwise accruing under this Lease. Each such use and occupancy payment shall be due on or before the first day of each calendar month in which Tenant shall wrongfully hold over hereunder. In no event shall Landlord's demand or acceptance of such use and occupancy payments be considered to constitute an acquiescence by Landlord to the extension of the term hereof, and Landlord shall be entitled to obtain immediate possession of the Demised Premises irrespective of any such demand or acceptance. In the event Tenant shall pay monthly use and occupancy payments for any calendar month following expiration of the term hereof, such payment shall be prorated upon Tenant's surrender of full and exclusive possession of the Demised Premises to Landlord, free of all subtenants and any other parties claiming by, through or under Tenant.

     (C.) Tenant Liable for Damages.  In addition to rent or payments in lieu of
          -------------------------
rent provided in this Paragraph, Tenant shall be liable to Landlord for all costs, losses, claims and liabilities (including reasonable attorneys' fees) which Landlord may incur as a result of Tenant's failure to surrender possession of the Demised Premises to Landlord upon the expiration or earlier termination of the term of this Lease, or any extension thereof without Landlord's prior consent, including costs to dispossess Tenant.


36.  RIGHTS RESERVED BY LANDLORD
     ---------------------------

     Landlord reserves the right at any time and from time to time, as often as Landlord deems desirable, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant or otherwise affecting Tenant's obligations under this Lease, to make changes, alterations, additions, improvements, repairs, relocations or replacements in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, stairways and other common facilities thereof, and to change the name by which the Building is commonly known and/or the Building's address. Landlord reserves the right from time to time to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building, above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Demised Premises, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Demised Premises which are located in the Demised Premises or located elsewhere outside the Demised Premises. Landlord further reserves the right at any time to alter, expand or reduce the parking facilities, to change the means of ingress thereto and egress therefrom, and to impose charges for parking in such facilities. Nothing contained herein shall be deemed to relieve Tenant of any duty, obligation or liability with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority; and nothing contained herein shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building, or any part thereof, other than as expressly provided in this Lease. Landlord shall exercise reasonable efforts to minimize any interference with Tenant's use and enjoyment of the Demised Premises and reasonable means of access to the Demised Premises in exercising Landlord's rights under this Paragraph.


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June 23, 1998 Final

37.  JURY TRIAL WAIVER
     -----------------

     Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Demised Premises, and/or any claim of injury or damage.


38.  NOTICES
     -------

     All notices required or desired to be given hereunder by either party to the other shall be given in writing by hand or by registered or certified mail, return receipt requested. Notices to the respective parties shall be addressed as follows:

          If to Landlord:
                         c/o  LaSalle Partners Management Services, Inc.
                         Suite 2400
                         2000 Pennsylvania Ave., N.W.
                         Washington, DC   20006

                         with a copy to:

                         The George Washington University
                         Office of Vice President & Treasurer
                         2121 Eye Street, N.W.
                         Suite 701
                         Washington, DC   20052

          If to Tenant:  prior to occupancy:

                         The Corporate Advisory Board Company
                         The Watergate
                         600 New Hampshire Avenue, N.W.
                         Washington, D.C.  20037
                         Attention: Mr. Michael A. D'Amato

                         subsequent to occupancy:

                         c/o the Demised Premises
                         Attention: Mr. Michael A. D'Amato

Either party may by notice given in conformance with this Paragraph designate a new address and/or recipient to which notices shall be directed, provided that Landlord shall have no obligation to send any notice, request, demand, consent, approval, or other communication required or permitted under this Lease to more than two (2) addressees, including the Demised Premises.


39.  LIEN FOR RENT
     -------------

     In consideration of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien on all property of Tenant in or on the Demised Premises, and such property shall


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June 23, 1998 Final
be and remain subject to the lien of Landlord for the payment of all rent agreed to be paid by Tenant herein. Said lien shall be in addition to any lien provided to Landlord by law. The foregoing lien of Landlord as well as any lien provided to Landlord by law shall be subordinate to the lien of any vendor or lender providing financing for the purchase by Tenant of the following types of property: office equipment and leasehold improvements, or any other lender to Tenant and Landlord agrees to execute a waiver of such lien on Landlord's standard form at the request of Tenant or such lenders.

40.  LIMITATION ON LANDLORD'S LIABILITY
     ----------------------------------

     Landlord may freely and fully assign its interest in this Lease. It is expressly agreed that the obligations of the party signing this Lease as Landlord shall only bind the party or parties from time to time owning the Building during their respective periods of ownership thereof; the party signing this Lease as Landlord and its successors in interest shall cease to have any liability hereunder after they respectively cease to own the Building, and such liability shall pass to and bind only the owner from time to time of said Building as Landlord hereunder. Further, the liability of Landlord hereunder shall be solely limited to the interest of Landlord in the Building and no other assets of Landlord, any partner of Landlord, or any other person or entity shall be available to satisfy, or be subject to, any claims by Tenant or one claiming through Tenant. No partner of Landlord nor any other person or entity shall be held to have personal liability for satisfaction of any claim or judgment against Landlord or any partner of Landlord.


41.  COVENANTS OF LANDLORD
     ---------------------

     Landlord covenants that it has the right to make this Lease for the term specified. Further Landlord covenants that, if Tenant shall pay all rent and shall perform all of the covenants, agreements and conditions specified in this Lease to be performed by Tenant, Tenant shall, for the term of the Lease, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord, its agents or employees. Entry in the Demised Premises for inspections, repairs, alterations, improvements and installations by Landlord, its agents, employees or contractors pursuant to the Paragraph of this Lease entitled "LANDLORD'S ACCESS" and the
                                                  -----------------
exercise by Landlord of Landlord's rights reserved in the Paragraph of this Lease entitled "RIGHTS RESERVED BY LANDLORD" shall not constitute a breach by
                ---------------------------
Landlord of this covenant, nor entitle Tenant to any abatement or reduction of rent. In addition, planned activities of Landlord, whether in the form of renovation, redecoration or rehabilitation of any area of the Building, including the lobby, and any of the surrounding public spaces by Landlord or in the form of organized activities, public or private, shall not be deemed violation by Landlord of Landlord's covenant of quiet enjoyment contained in this Paragraph benefitting Tenant.


42.  MISCELLANEOUS
     -------------

     (A.) Governing Law.  This Lease shall be governed by and construed in
          -------------
accordance with the laws of the District of Columbia.

     (B.) Severability.  If any covenant or agreement of this Lease or the
          ------------
application thereof to any person or circumstance shall be held to be invalid or unenforceable, then and in each such event the remainder of this Lease or the application of such covenant or agreement to any other person or any other circumstance shall not be thereby affected, and each covenant and agreement hereof shall remain valid and enforceable to the fullest extent permitted by law.


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June 23, 1998 Final

     (C.) Captions.  The captions and headings throughout this Lease are for
          --------
convenience and reference only, and the words contained in such captions shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of this Lease.

     (D.) Pronouns.  Feminine or neuter pronouns shall be substituted for those
          --------
of masculine form, and the plural shall be substituted for the singular, in any place or places herein in which the context may require such substitution or substitutions. Landlord herein for convenience has been referred to in neuter form.

     (E.) Broker.  Tenant represents that it has dealt with no broker or agent
          ------
in connection with this Lease other than Cushman & Wakefield of Washington,
D.C., Inc., ("Tenant's Broker").   Landlord has by separate agreement recognized
LaSalle Partners Management Services, Inc. as its agent for this Lease ("Landlord's Broker") and has agreed to compensate it for services rendered therefor. Landlord and Tenant each represent and warrant to one another that except as set forth herein neither of them has employed any broker, agent or finder in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

     (F.) Due Execution.  Each of the individuals signing this Lease on behalf
          -------------
of Tenant does hereby represent and warrant to Landlord that he, she or it has the full right, power, capacity and authority to execute and deliver this Lease as a binding and valid obligation of Tenant hereunder.

     (G.) No Liability.  Landlord shall not be liable to Tenant, its employees,
          ------------
agents, invitees, licensees, customers, clients, family members or guests for any damages, compensation or claim arising from the necessity of repairing any areas of the Demised Premises or the Building, the interruption of the use or occupancy of the Demised Premises, accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of elevators or heating cooling, electrical or plumbing equipment or apparatus; or the termination of the Lease by reason of the destruction of the Demised Premises; or from any fire, robbery, theft, mysterious disappearance and/or any other casualty or from any leakage in all or any part of the Demised Premises or the Building, or from water, rain or snow that may leak into or flow from any part of the Demised Premises or the Building, or from drains, pipes, or plumbing work in the Building, or from any other cause whatsoever. Any goods, property or personal effect, stored or placed by Tenant in or about the Demised Premises or Building, shall be there at the risk of Tenant; it being agreed that Landlord shall not in any manner be held responsible therefor. The employees of Landlord are prohibited from receiving any packages or other articles delivered to the Building for Tenant, and if such employee receives any such package or articles, such employee shall be the agent of Tenant for such purposes and not of Landlord.

     (H.) Rules of Construction.  The parties acknowledge that each party and
          ---------------------
its counsel have reviewed and revised this Lease, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any amendments thereto.

     (I.)  Joint and Several Liability.  If two or more individuals,
           ---------------------------
corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each of them shall be joint and several. In like manner, if Tenant is a partnership or other business association the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each individual who was, is or becomes a member


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June 23, 1998 Final
of such partnership or association at any time from the date of execution of this Lease to and including the expiration or earlier termination of the term of this Lease, shall be joint and several.

     (J.) Corporate Tenant.  If Tenant is or will be a corporation, the persons
          ----------------
executing this Lease on behalf of Tenant hereby consent, represent and warrant that Tenant is a duly incorporated or a duly qualified (if a foreign corporation) corporation and authorized to do business in the District of Columbia; and that the person or persons executing this Lease on behalf of Tenant is an officer or are officers of Tenant, and that he or they as such officers are duly authorized to sign and execute this Lease. Upon request of Landlord to Tenant, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with the provisions of this Paragraph. Further, Tenant agrees to promptly execute all necessary and reasonable applications or documents confirming such registration as requested by Landlord or its representatives, required by the jurisdiction in which the Building is located to permit the issuance of necessary permits and certificates for Tenant's use and occupancy of the Demised Premises. Any delay or failure by Tenant in submitting such application or document so executed shall not serve to delay the Lease Commencement Date or Mandatory Expansion Space Lease Commencement Date, as applicable, or delay or waive Tenant's obligations to pay rent hereunder.


     (K.) Financial Statements.  If required in connection with a sale or
          --------------------
refinancing of the Building (alone or with other property of Landlord) Tenant upon written request by Landlord (but not more frequently than three (3) times during the term of this Lease) , will provide Landlord with a copy of its most recent financial statements, consisting of a Balance Sheet, Earnings Statement, Statement of Changes in Financial Position, Statement of Changes in Owner's Equity, and related footnotes (other than footnotes relating to the repurchase of employee stock options), prepared in accordance with generally accepted accounting principles. Such financial statements must be either certified by a certified public accountant or sworn to as to their accuracy by Tenant's chief financial officer. The financial statements provided must be as of a date not more than 12 months prior to the date of request. Landlord shall retain such statements in confidence, but may provide copies to lenders and potential lenders or purchasers or potential purchasers as required so long as the same agree to maintain such financial statements in confidence.

     (L.) No Conversion without Consent.  Anything herein to the contrary
          -----------------------------
notwithstanding, if Tenant is a limited or general partnership (or is comprised of two (2) or more persons, individually or as co-partners), the change or conversion of Tenant to (i) a limited liability company, (ii) a limited liability partnership, (iii) a corporation, or (iv) any other entity which possesses the characteristics of limited liability shall be prohibited unless the prior written consent of Landlord is obtained, which consent may be withheld in Landlord's sole discretion.

     (M.) No Partnership.  Landlord and Tenant shall not be deemed by virtue of
          --------------
this Lease to be partners or joint venturers, and their relationship hereby established is deemed to be only that of lessor and lessee, respectively.

     (N.) Rule Against Perpetuities.  If and to the extent that this Lease
          -------------------------
would, in the absence of the limitation imposed by this Paragraph, be invalid or unenforceable as being in violation of the rule against perpetuity or any other rule of law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Lease, this Lease and any and all options, rights and privileges granted to Tenant thereunder, or on connection therewith shall terminate if not previously terminated, on the date which is twenty-one (21) years after the death of the last heir or issue, who are lives in being as of the date of this Lease, of the following named persons: Mr. Michael D'Amato.


The Corporate Advisory Board Company Lease
June 23, 1998 Final

     (O.) Lender Approval.  INTENTIONALLY DELETED.
          ---------------

     (P.) Time of the Essence.  Time is of the essence regarding performance of
          -------------------
all of Tenant's and Landlord's covenants and obligations under this Lease.

     (Q.) Business Day/Working Day.  The terms "business day" and "working day"
          ------------------------
are terms describing each calendar day Monday through Friday except any holiday identified specifically or generically in the Paragraph of this Lease entitled, "SERVICES" falling on one of such calendar days.
 --------

     (R.) Amendment or Modification of This Lease.  This Lease may not be
          ---------------------------------------
modified or changed in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto.

     (S.) Entire Agreement.  This Lease together with all noted Exhibits
          ----------------
referred to herein, attached hereto and made a part hereof, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise between the parties not contained and embodied in this Lease and the exhibits hereto, shall be of any force or effect.

     (T.)    No Recording.  This Lease shall not be recorded.  This Lease shall
             -------------
not be recorded in any office legally established for the purpose of giving public notice of real estate records and any attempt to record this Lease or any memorandum thereof may be treated by Landlord as an immediate default under this Lease not subject to any cure periods. In the event Tenant does record this Lease or any memorandum thereof, Tenant by such act irrevocably constitutes and appoints Landlord as its special attorney-in-fact to execute any and all documents required to remove the Lease or any memorandum thereof from the public records.

43. TENANT'S RIGHT TO RENEW


          I. A. Tenant is hereby granted an option to renew or extend the term for one (1) additional period commencing on the Lease Expiration Date and expiring five consecutive Lease Years thereafter (the "Renewal Period"). Subject to the provisions of Subparagraph II below, such renewal option shall be exercisable by Tenant by giving written notice of the exercise of such renewal option to Landlord at least eighteen (18) months prior to the expiration of the initial term. In the event that Tenant exercises the option to renew this Lease in accordance with the provisions hereof, then the term shall be extended
accordingly.   Except as otherwise expressly provided herein, the Renewal Period shall be upon the same terms, covenants and conditions as set forth herein with respect to the initial term, including without limitation, the provisions of Paragraph 5 OPERATING EXPENSE INCREASES AND REAL ESTATE TAX ADJUSTMENTS (except
            ------------------------------------------------------------
the Operating Expense Base shall be the amount of Operating Expenses incurred, and the Real Estate Tax Base shall be the amount of Real Estate Taxes incurred, during the Fiscal Year in which the Renewal Period commences) except that there shall be no abatement of any Basic Monthly Rent, there shall be no further rights to renew, and there shall be no right to lease any Swing Space. In the event that Tenant renews or extends the term of this Lease, Tenant shall provide Landlord with successive letters of credit as a security deposit in accordance with the provisions of Paragraph 6 SECURITY DEPOSIT, provided, however that each
                                   ----------------
such letter of credit shall not be less than one month's Basic Monthly Rent for the Demised Premises as then configured and provided further that this obligation to provide each such letter of credit shall not be affected by any other provisions of this Lease relating to a reduction in the letter of credit serving as a Security Deposit under this Lease. All references in this Lease to the Term shall be construed to mean the initial term and the Renewal


The Corporate Advisory Board Company Lease
June 23, 1998 Final

Period, unless the context clearly indicates that another meaning is intended. For purposes of this Lease, no distinction is made between the terms "extend" and "renew," or any variations thereof.

          B. The Basic Annual Rent for the Demised Premises payable pursuant to Paragraph 3 RENT/BASIC ANNUAL RENT during each Lease Year of each Renewal Period
            ----------------------
shall be equal to the Fair Market Value Rate (as defined below in subparagraph D.) for such Lease Year as of the commencement of such Renewal Period multiplied by the rentable area of the Demised Premises.

          C. Within thirty (30) days after Tenant's exercise of the renewal option, but no earlier than twelve (12) months prior to the expiration of the then current term, Landlord shall send to Tenant a written notice specifying the Fair Market Value Rates for each Lease Year during the Renewal Period as determined by Landlord in accordance with Paragraph 43 D. Within thirty (30) days after receipt of such notice from Landlord, Tenant shall send Landlord a written notice of Tenant's acceptance or challenge of Landlord's determination of the Fair Market Value Rates, provided, however, that in the event that Tenant fails to respond within such thirty (30) day period, Tenant shall be deemed to have accepted Landlord's determination of the Fair Market Value Rates. In the event that Tenant challenges Landlord's determination of the Fair Market Value Rates and Landlord and Tenant are not able to agree on such rates within thirty
(30) days (the "Negotiation Period") after Tenant notifies Landlord of Tenant's challenge of Landlord's determination of such Fair Market Value Rates, then Landlord and Tenant shall each, within fifteen (15) days after the expiration of the Negotiation Period, select a representative, each of whom shall be a licensed real estate broker with at least ten (10) years' experience in the Washington, D.C. office market who shall determine the Fair Market Value Rates in accordance with Subparagraph I.D. The representatives of Landlord and Tenant, respectively, shall be instructed to complete the appraisal procedure and to submit their written determinations to Landlord and Tenant within fifteen
(15) days after their meeting. In the event that the determination of the Fair Market Value Rates submitted by Landlord's representative is equal to or less than one hundred ten percent (110%) of the determination of the Fair Market Value Rates submitted by Tenant's representative, the Fair Market Value Rates shall be the average of such determinations. If the determination of the Fair Market Value Rates submitted by Landlord's representative is greater than one hundred ten percent (110%) of the determination of the Fair Market Value Rates submitted by Tenant's representative, the Landlord's and Tenant's respective representatives shall, within ten (10) days, appoint a third individual with similar qualifications to make such determination of the Fair Market Value Rates. In the event that the Landlord's representative and the Tenant's representative cannot agree as to the selection of the third person to perform the determination of Fair Market Value Rates within ten (10) days after Landlord and Tenant are notified of the determination of their respective representatives, either party may request that the President of the Greater Washington Commercial Association of Realtors (or any successor organization) appoint the third individual to determine the Fair Market Value Rates. This third individual shall be instructed to complete the appraisal procedure and to submit a written determination of the Fair Market Value Rates to Landlord and Tenant within fifteen (15) days after such individual's appointment. The determination which is neither the highest nor the lowest of the three determinations shall be binding upon Landlord and Tenant as the Fair Market Value Rates, provided, however, that in the event that the determination of the third individual is exactly the same as the determination of Landlord's representative or exactly the same as the determination of Tenant's representative, then in such case, the determination of the third individual appointed to determine the Fair Market Value Rates shall be binding upon Landlord and Tenant as the Fair Market Value Rates. Landlord and Tenant shall each bear the costs of their respective representatives. The expenses of the third individual appointed to determine Fair Market Value Rates shall be borne one-half (1/2) by Landlord and one-half (1/2) by Tenant.


The Corporate Advisory Board Company Lease
June 23, 1998 Final

          D. For purposes of this Lease, the term "Fair Market Value Rate" means the fair market rental rate per square foot of rentable area of the Demised Premises that would be agreed upon between a landlord and a tenant executing a lease in a comparable building of comparable quality in a comparable location, assuming the following; (1) the landlord and tenant are typically motivated; (2) the landlord and tenant are well informed and well advised and each is acting in what it considers its own best interest; (3) the rental rate takes into account all concessions, special financing amounts and/or terms, unusual services, fees, costs and credits in connection with the leasing transaction; (4) the Demised Premises are to be let with vacant possession and subject to the provisions of this Lease, and (5) market rents then being charged for comparable space in other similar office buildings in comparable locations in Washington, D.C.

     II. The Renewal Option referred to in Subparagraph I above may not be exercised by Tenant if, at the time specified for exercising such option, this Lease shall not be in full force and effect, Tenant shall have sublet in excess of 10,000 square feet of rentable area of the Demised Premises, or in the event that Tenant, at the time Tenant exercises such option, shall be in default in the performance of any obligations hereunder. If Tenant shall fail to exercise such option during the time or in the manner provided in this Paragraph 43 for the exercise thereof, or if at the time specified for the exercise of such option, Tenant shall not be entitled to exercise such option because of the provisions of this Subparagraph II, then, and in either such event, such option shall be absolutely void and of no force and effect.

44.  EXPANSION OPTIONS
     -----------------

          (a) Tenant shall have the option to lease the following:

          1) approximately 21,661 square feet of net rentable area on the third floor of the Building as shown on Exhibit A (the "Expansion Space A") on March
                                   ---------
23, 1999. Tenant shall have the option to lease all, but not less than all, of such Expansion Space A on the terms and conditions hereinafter set forth;

          2) approximately 4,958 square feet of net rentable area on the second floor as shown on Exhibit A (the "Expansion Space B") on July 1, 1999. Tenant
                  ---------
shall have the option to lease all, but not less than all, of such Expansion Space B on the terms and conditions hereinafter set forth; and

          3) approximately 9,936 square feet of net rentable area on the seventh floor of the Building as shown on Exhibit A (the "Expansion Space C"), on
                                  ---------
January 1, 2004 or earlier, as provided hereinbelow. Tenant shall have the option to lease all, but not less than all, of such Expansion Space C on the terms and conditions hereinafter set forth. If such Expansion Space C becomes available for lease prior to January 1, 2004, then Tenant's right to lease all, but not less than all of such Expansion Space C shall take effect upon written notice from Landlord that such Expansion Space C has become available to lease.

Landlord shall have no liability to Tenant in the event any or all of Expansion Space A, Expansion Space B, or Expansion Space C are not available for lease on the dates set forth hereinabove. If any existing tenant of Expansion Space A or Expansion Space B or Expansion Space C or occupant of the foregoing expansion spaces holds over in violation of its lease such that the respective expansion space is not available for lease on the dates set forth hereinabove, Landlord shall promptly initiate and pursue appropriate legal action to evict such tenant or occupant from the affected expansion space.


The Corporate Advisory Board Company Lease
June 23, 1998 Final

     (i) As to Expansion Space A, Tenant has exercised its option for Expansion Space A by giving written notice thereof to Landlord not later than June 22, 1998, time being of the essence. Tenant shall lease the Expansion Space A on the same terms and conditions as the Demised Premises, including, without limitation, the obligation to pay Additional Rent for Expansion Space A, except that there shall be no rent abatement and the Basic Annual Rent shall be Twenty-nine Dollars ($29.00) per rentable square foot for the first and second Lease Years of the term of this Lease, subject to annual increases during the term of the Lease, in accordance with the schedule set forth hereinbelow. Tenant's Real Estate Tax Share after Expansion Space A has been added to the Demised Premises will increase by an additional 5.9775% and Tenant's Operating Expense Share after Expansion Space A has been added to the Demised Premises
shall be increased by an additional 7.4052%.   Tenant and Landlord shall enter
into an amendment to this Lease at the time Tenant exercises its option for Expansion Space A to reflect the terms and conditions for the lease of such Expansion Space A, as set forth herein.

     Tenant's Basic Rent for Expansion Space A shall be as follows:




LEASE
YEAR                 BASIC ANNUAL     BASIC        BASIC
RENT PER                ANNUAL       MONTHLY
SQUARE FOOT              RENT         RENT

          1 and 2          $29.00  $628,169      $52,347.42

          3                $29.58  $640,732.38   $53,394.37

          4                $30.17  $653,512.37   $54,459.36

          5                $30.77  $666,508.97   $55,542.41

          6                $31.39  $679,938.79   $56,661.57

          7                $33.39  $723,260.79   $60,271.73

          8                $34.06  $737,773.68   $61,481.14

          9                $34.74  $752,503.14   $62,708.60

         10                $35.43  $767,449.23   $63,954.10

         11                $36.14  $782,828.54   $65,235.71




     (ii) As to Expansion Space B, Tenant shall exercise its option for Expansion Space B by giving written notice thereof to Landlord not later than October 1, 1998. Tenant shall lease the Expansion Space B on the same terms and conditions as the Demised Premises, including, without limitation, the obligation to pay Additional Rent for Expansion Space B, except that there shall be


The Corporate Advisory Board Company Lease
June 23, 1998 Final
no rent abatement and Basic Annual Rent shall be an amount equal to the product of the number of square feet of rentable area attributable to Expansion Space B, multiplied by the then applicable per-square-foot Basic Annual Rent attributable to Expansion Space A (whether or not Tenant elects to lease Expansion Space A) in effect for each Lease Year of the remainder of the term of this Lease, beginning with the Lease Year in which Expansion Space B is added to the Demised Premises, and further, to pay that Annual Basic Rent in equal monthly installments to Landlord with the Basic Monthly Rent paid for the Demised Premises. Tenant's Real Estate Tax Share after Expansion Space B has been added to the Demised Premises will increase by an additional 1.3682% and Tenant's Operating Expense Share after Expansion Space B has been added to the Demised Premises shall be increased by an additional 1.6950%. Tenant shall deliver to Landlord an additional security deposit in the amount of one full month's Basic Monthly Rent for Expansion Space B at the time Tenant exercises its option for Expansion Space B notwithstanding any other provision of this Lease relating to any reduction in the letter of credit serving as a Security Deposit hereunder. Tenant and Landlord shall enter into an amendment to this Lease at the time Tenant exercises its option for Expansion Space B to reflect the terms and conditions for the lease of such Expansion Space B, as set forth herein. In the event that Tenant does not exercise its option for Expansion Space B within the applicable time period required by this Paragraph, Landlord shall be free to lease all or any part of Expansion Space B to any other person or entity on such terms and conditions that Landlord determines in Landlord's sole discretion, and Tenant's rights under this Paragraph 44 with respect to the Expansion Space B shall terminate.

     (iii) As to Expansion Space C, Tenant shall exercise its option for Expansion Space C by giving written notice thereof to Landlord not later than January 1, 2003, provided however, that in the event Expansion Space C becomes available for lease earlier than January 1, 2004, Tenant shall give Landlord written notice of Tenant's election to lease Expansion Space C within the thirty
(30) day period hereinafter described. Tenant shall lease Expansion Space C on the same terms and conditions as the Demised Premises, including, without limitation, the obligation to pay Additional Rent for Expansion Space C, except that there shall be no rent abatement and the Basic Annual Rent shall be an amount equal to the product of the number of square feet of rentable area attributable to Expansion Space C, multiplied by the then applicable per-square-foot Basic Annual Rent attributable to the Initial Demised Premises in effect for each Lease Year of the remainder of the term of this Lease beginning in the Lease Year in which Expansion Space C is added to the Demised Premises, and further, to pay that Annual Basic Rent in equal monthly installments to Landlord with the Basic Monthly Rent paid for the Demised Premises. Tenant's Real Estate Tax Share after Expansion Space C has been added to the Demised Premises will increase by an additional 2.7419% and Tenant's Operating Expense Share after Expansion Space C has been added to the Demised Premises shall be increased by an additional 3.3968 %. Tenant shall deliver to Landlord an additional security deposit in the amount of one full month's Basic Monthly Rent for Expansion Space C at the time Tenant exercises its option for Expansion Space C notwithstanding any other provision of this Lease relating to any reduction in the letter of credit serving as a Security Deposit hereunder. Tenant and Landlord shall enter into an amendment to this Lease at the time Tenant exercises its option for Expansion Space C to reflect the terms and conditions for the lease of such
Expansion Space C, as set forth herein.   In the event that Tenant does not
exercise its option for Expansion Space C within the applicable time period required by this Paragraph, Landlord shall be free to lease all or any part of Expansion Space C to any other person or entity on such terms and conditions that Landlord determines in Landlord's sole discretion, and Tenant's rights under this Paragraph 44 with respect to the Expansion Space C shall terminate. In the event Expansion Space C becomes available to lease prior to the anticipated availability date of January 1, 2004, then Landlord shall give Tenant written notice of the earlier availability of Expansion Space C (the "Notice of Early Availability") and Tenant shall thereupon have thirty (30) days from the date of Landlord's Notice of Early Availability to exercise its option to lease such Expansion Space C. The terms and conditions of the lease of such


The Corporate Advisory Board Company Lease
June 23, 1998 Final

Expansion Space C under the Notice of Early Availability shall be the same as
those set forth above for Expansion Space C.    In the event that Tenant does
not exercise its option for Expansion Space C under the Notice of Early Availability within the applicable time period required by this Paragraph for the exercise of such option after the Notice of Early Availability, Landlord shall be free to lease all or any part of Expansion Space C to any other person or entity on such terms and conditions that Landlord determines in Landlord's sole discretion, and Tenant's rights under this Paragraph 44 with respect to the Expansion Space C shall terminate.

     (b) Effective as of the date of delivery of possession of the Expansion Space A, Expansion Space B and/or Expansion Space C, (i) each such space shall be added to and constitute a part of the Demised Premises for all purposes under this Lease, (ii) the rentable area of the Demised Premises shall be increased by the rentable area of the respective expansion space, and (iii) the Basic Annual Rent shall be appropriately increased for the remainder of the then current Lease Year and for each Lease Year thereafter by an amount equal to the net rentable area of the respective Expansion Space multiplied by the Basic Annual Rent per square foot then payable for the respective expansion space, as set forth above in the tables shown in Subparagraph 44(a)(i) with respect to Expansion Space A and Expansion Space B and as referenced in Subparagraph
44(a)(iii) for Expansion Space C,  for each such Lease Year.   Expansion Space
A, Expansion Space B and Expansion Space C shall be delivered in their respective then "as is" condition. Tenant's obligation to pay rent with respect to each of Expansion Space A, Expansion Space B and Expansion Space C shall commence upon delivery of the respective expansion space by Landlord to Tenant. Tenant shall not make any alterations, installations, additions or improvements in or to any of Expansion Space A, Expansion Space B or Expansion Space C
unless Tenant complies with Paragraph 11 ALTERATIONS of this Lease .
                                         -----------

     (c) Tenant may not exercise its option with respect to Expansion Space A, Expansion Space B or Expansion Space C if, at the time specified for exercising such respective option, this Lease shall not be in full force and effect or in the event that at the time Tenant exercises any one of the respective expansion options, Tenant shall have sublet in excess of 10,000 square feet of rentable area of the Demised Premises or Tenant shall be in default in the performance of any obligations hereunder. If Tenant shall fail to exercise any of such options during the time or in the manner provided in this Paragraph 44 for the exercise thereof, or if at the time specified for the exercise of such options, Tenant shall not be entitled to exercise such options, then, and in either such event, such options shall be absolutely void and of no force and effect.


The Corporate Advisory Board Company Lease
June 23, 1998 Final

     IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed in its corporate name by its duly authorized officers and its corporate seal to be hereto affixed and duly attested to by its Secretary, and Tenant has hereunto set his hand and seal (or Tenant has caused these presents to be signed in its corporate name by its duly authorized officer and attorney-in-fact, and its corporate seal to be hereto affixed and duly attested by its Secretary), all done as of the date first above written.



                                LANDLORD:
                                --------

ATTEST:                         THE GEORGE WASHINGTON UNIVERSITY



                                By:
---------------------------        -------------------------------------
                                   Name:
                                   Title:


     (Corporate Seal)


                                TENANT:
                                ------

ATTEST:                         THE CORPORATE ADVISORY BOARD COMPANY


                                By:
---------------------------        -------------------------------------
                                Name:
                                     -----------------------------------
                                Its:
                                    ------------------------------------

     (Corporate Seal)



The Corporate Advisory Board Company Lease
June 23, 1998 Final

DISTRICT OF COLUMBIA     )    ss:

     I, __________________________________________, a Notary Public in and for
the aforesaid jurisdiction, do hereby certify that ________________________, as attorney-in-fact for ________________________________, party to the foregoing Agreement, who is personally well known to me as (or satisfactorily proven to be) the person named as the attorney-in-fact in the foregoing Agreement, personally appeared before me, and as such attorney-in-fact acknowledged said Agreement to be the act and deed of ______________________________, a party therein.

     Given under my hand and seal this ____ day of ____________, 1998.


                              -----------------------------
                              Notary Public

[Notarial Seal]

My Commission Expires:_________________

DISTRICT OF COLUMBIA     )    ss:

     I, __________________________________________, a Notary Public in and for
the aforesaid jurisdiction, do hereby certify that ________________________, as attorney-in-fact for ______________________________________, party to the foregoing Agreement, who is personally well known to me as (or satisfactorily proven to be) the person named as the attorney-in-fact in the foregoing Agreement, personally appeared before me, and as such attorney-in-fact acknowledged said Agreement to be the act and deed of ______________________________, a party therein.

     Given under my hand and seal this ____ day of ____________, 1998.


                              -----------------------------
                              Notary Public

[Notarial Seal]
My Commission Expires:_________________



The Corporate Advisory Board Company Lease
June 23, 1998 Final

                                   EXHIBIT A
                                   ---------

                                      TO
                            AGREEMENT OF LEASE FOR
                     THE CORPORATE ADVISORY BOARD COMPANY
                        2000 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, DC   20006



                    FLOOR PLANS OF THE DEMISED PREMISES AND
                    ---------------------------------------
                               EXPANSION SPACES
                               ----------------

                                   EXHIBIT B
                                   ---------

                                      TO
                            AGREEMENT OF LEASE FOR
                     THE CORPORATE ADVISORY BOARD COMPANY
                        2000 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, DC   20006

                      DECLARATION AS TO DATE OF DELIVERY
                        AND ACCEPTANCE OF POSSESSION OF
                               DEMISED PREMISES

     Attached to and made a part of the Agreement of Lease (office), dated the ___ day of __________, 199__, entered into by and between The George Washington University, as LANDLORD and The Corporate Advisory Board Company, as TENANT.


     LANDLORD and TENANT do hereby declare and evidence that possession of the Demised Premises was accepted by TENANT in its "as is" condition on the ___ day of __________, 199__. The Lease is now in full force and effect. For the purpose of this Lease, the Lease Commencement Date is established as the ___ day of __________, 199__. As of the date of delivery and acceptance of possession of the Demised Premises as herein set forth, there are no claims that TENANT has against LANDLORD and there is no right of set off against rents claimed by TENANT against LANDLORD.


     TENANT, as a corporation, a limited liability company, or a partnership, states that its registered agent in the District of Columbia is _________________________, having an address at _______________________________, and that it is duly qualified to transact business and is in good standing in the District of Columbia pursuant to District of Columbia law as of the date of this Declaration.

                                LANDLORD:

                                THE GEORGE WASHINGTON UNIVERSITY
Attest:



                                By:
---------------------------        -------------------------------------


                                TENANT:


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

                                   EXHIBIT C
                                   ---------


                             RULES AND REGULATIONS
                             ---------------------
                             (As of ______, 199__)

     A. The sidewalks, entries, passages, elevators, public corridors and staircases and other parts of the Building which are not occupied by Tenant shall not be obstructed or used for any purpose other than ingress and egress.

     B. Tenant shall not install or permit the installation of any awnings, shades, or other window coverings and the like, other than those approved by Landlord in writing.

     C. No additional locks shall be placed upon any doors of the Demised Premises; and the doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress.

     D. Tenant shall not construct, maintain, use or operate within the Demised Premises or elsewhere in, on or about the Building, any equipment or machinery which produces music, sound, or noise which is audible beyond the Demised Premises.

     E. Electric and telephone distribution boxes must remain accessible at all times.

     F. Tenant shall not perform or cause to be done any work, nor install or operate anything in the Demised Premises, which causes vibration, noise, odors, smoke or vapors to emanate therefrom, or which might injure the Building or annoy or disturb other tenants or occupants. If Landlord consents to Tenant performing any work, the same shall be done only in the evenings between 7:00 p.m. and 7:00 a.m. and not during usual business hours unless expressly approved in advance in writing by Landlord.

     G. No bicycles, motorcycles, motor scooters or other vehicles of any kind shall be brought into, stored, operated or parked anywhere within the Building or Demised Premises, or parked in front of or adjacent to or leaned against the Building without the consent of Landlord.

     H. Canvassing, soliciting and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same. No animals, reptiles, fish or birds shall be kept in or about the Demised Premises or the Building, or brought into the entries, elevators or stairways thereof other than tropical fish and seeing eye dogs. All deliveries to, or shipments from, or service to, the Demised Premises shall be conducted in such fashion and at such times as will not unreasonably interfere with or obstruct the orderly flow of pedestrian traffic into and out of the Building.

     I. No cooking or baking (other than typical office cooking, e.g. cooking in a microwave oven) shall be permitted in any portion of the Demised Premises.

     J. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of the District of Columbia, federal municipal and local governments, departments, commissions, agencies and boards to the extent that they or this Lease impose on tenant duties and responsibilities regarding the collection, sorting, separation and recycling of trash.

                                   EXHIBIT D
                                   ---------

                        SPECIFICATIONS FOR OFFICE SPACE
                        2000 PENNSYLVANIA AVENUE, N.W.
                                WASHINGTON, DC

                       BUILDING STANDARD SPECIFICATIONS
                               FOR OFFICE SPACE
                               ----------------

     The following items are considered building standard for insurance purposes and for purposes of any restoration obligations of LANDLORD in the event a casualty or condemnation and of TENANT at the end of the term of the Agreement of Lease.

     1.   Partitioning:  Adequate interior partitioning to replace TENANT's
          ------------
          existing design. This partitioning is to be constructed of 22" steel studs, and 2" gypsum wallboard, floor to ceiling.

     2.   Painting:  Standard latex paint in standard building colors.
          --------

     3.   Ceiling.  Acoustical tile ceiling.
          -------

     4.   Doors:  One exterior door and frame per suite, to be constructed of
          -----
          solid wood. One complete interior door and frame with hardware will be provided on a ratio of one door per 150 square feet of rentable area. Interior doors will be wood with a painted finish, with painted metal frames.

     5.   Window Covering:  Building standard blinds substantially similar to
          ---------------
          those theretofore in use.

     6.   Floor Covering:  Building standard floor coverings substantially
          --------------
          similar to those theretofore in use.

     7.   Lighting:  Fully recessed fluorescent light fixtures with glare
          --------
          reducing diffusers, in amounts to provide adequate lighting at desk level.

     8.   Telephone and Electrical Outlets:  One 120 V duplex wall electrical
          --------------------------------
          outlet per 150 square feet of rentable space, and one telephone wall outlet per 200 square feet of rentable space.

     9.   Electrical System Capacity:  Building standard electrical system
          --------------------------
          having a capacity of five (5) watts per square foot.

     10.  Heating and Cooling System:  LANDLORD will provide base-building
          --------------------------
          standard heating and cooling equipment for normal office use.

                                   EXHIBIT E
                                   ---------

                                      TO
                        AGREEMENT OF LEASE (OFFICE) FOR
                     THE CORPORATE ADVISORY BOARD COMPANY
                        2000 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, DC   20006


                      FORM OF TENANT ESTOPPEL CERTIFICATE
                      -----------------------------------

     This Certification made this ___ day of _________________________, 19__, by
______________________________.


     WITNESSETH:

     WHEREAS, by Agreement of Lease (Office), dated _________________________ (hereinafter referred to as the "Lease") between The George Washington University, as landlord, (hereinafter referred to as "LANDLORD"), and The Corporate Advisory Board Company, as tenant, (hereinafter referred to as "TENANT"), LANDLORD leased to TENANT certain space in an office building known by street address as 2000 Pennsylvania Avenue, N.W., Washington, D.C., for a term and upon the terms and conditions set forth in said Lease; and

     WHEREAS, ____________________________________________________________

_________________________________________________________________ (hereinafter called "__________") is about [to sell the Building and Land] [to disburse a mortgage loan to LANDLORD to be secured by a first Deed of Trust covering the Building and Land]; and

     WHEREAS, ____________________________________________________________, as a
condition to [the sale] [making said loan], requires confirmation of lease terms and provisions by TENANT.

     NOW, THEREFORE, TENANT intending to be legally bound hereby, states as follows:

     1. That the above mentioned Lease has not been changed, modified, amended or assigned by TENANT, and that the Lease is in full force and effect, and to TENANT's knowledge neither LANDLORD nor TENANT is in default thereof.

     2. That TENANT has accepted and taken possession of the Demised Premises (as defined in the Lease) leased to it pursuant to said Lease; has commenced payment of rent at the rate and upon the terms called for in said Lease, and certifies that the term of the Lease commenced on the ___ day of __________, 19__, and subject to __________ option(s) to renew, the original term of the Lease will terminate on the ___ day of __________, 19__.

     3. That to TENANT's knowledge all improvements have been fully completed by LANDLORD in accordance with plans and specifications approved by TENANT, and TENANT is in full and complete possession and occupancy thereof, and TENANT is paying rent under said Lease on a current basis.

     4. That TENANT has made no advancements for or on behalf of LANDLORD for which it has the right to deduct from or offset against future rentals as of the date of this Certification.

     5. That the TENANT has not paid rent for more than the current month during which this Certification is made.

     6. That there are no offsets or claims to rent, nor defenses or other offsets against or to enforcement of the Lease by LANDLORD.

     7. That TENANT deposited with LANDLORD a Security Deposit in the form of a letter of credit in the amount of $_______________ with LANDLORD as of the
Lease Commencement Date and that as of the date hereof the Security Deposit
amount is                      ..
          ----------------------


     IN WITNESS WHEREOF, the undersigned has executed this Certification the day and year first above written.


ATTEST/WITNESS:                     TENANT:



-----------------------------       ----------------------------

                                   EXHIBIT F
                                   ---------


                                      TO
                        AGREEMENT OF LEASE (OFFICE) FOR
                     THE CORPORATE ADVISORY BOARD COMPANY
                        2000 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, DC   20006


         MINIMUM STANDARDS FOR CLEANING, JANITORIAL AND CHAR SERVICES
         ------------------------------------------------------------


          CLEANING SPECIFICATIONS FOR 2000 PENNSYLVANIA AVENUE, N.W.
          ----------------------------------------------------------

OFFICE TOWER
------------

     RESTROOMS
     ---------

          Daily
          -----

          .  Clean all mirrors

          .  Clean hand basins and bright work with a non-abrasive cleaner

          .  Clean toilet seats (both sides)

          . Clean urinals and toilet bowls using a liquid bowl cleaner and a toilet bowl brush, paying special attention to flush holes, under the rim and passage traps

          .  Clean all bright work on urinals and toilet bowls

          .  Sweep and damp mop floor

          .  Replenish towels, tissues, handsoap and feminine supplies

          .  Walls and partitions are to be free of hand prints and dust

          Weekly
          ------

          .  Damp wipe walls, partitions and louvers

          . Pour one cup of liquid bowl cleaner solution into drains to eliminate sewage odor


          Monthly
          -------

          .  Machine scrub floors with germicidal solution

     OFFICES AND HALLWAYS
     --------------------

          Daily
          -----

          .  Empty and wipe clean wastepaper baskets and ashtrays

          .  Replace wastepaper basket plastic liners

          . Dust all horizontal surfaces up to 84" in height (unobstructed furniture, office equipment, appliances, window sills, etc.) with a treated cloth or static wool duster

          . Vacuum unobstructed areas of all rugs and carpets in office areas, as well as public areas

          . Inspect unobstructed areas of all carpeted areas for spots and/or stains. Spots/stains should be removed immediately

          . Dust mop all non-carpeted floor areas with a treated yarn dust mop, with special attention given to unobstructed areas under desks and furniture to prevent accumulation of dust and dirt

          .  Clean and polish all water coolers

          .  Remove all hand prints and spots from doors and light switches

          . Dust a sufficient number of Venetian blinds so that all blinds are dusted every 90 days.

     Weekly
     ------

          .  Clean Wastebaskets

          . Vacuum hard to reach and unobstructed places (under desks, chairs, corners, edges)

     Monthly
     -------

          .  Clean all areas around air conditioning and return air grills

    Quarterly
    ---------

          .  Dust and/or clean ledges, moldings and picture frames

     As Necessary
     ------------

          . Tile floors refinished and buffed. Care shall be exercised in applying finish so as to keep it off furniture and walls. Floor machines shall be used in a careful manner to avoid damage to the walls, and furniture.

          . Cigarette urns and ash receivers shall be cleaned and sanitized as necessary, and where required, the sand level shall be maintained.

          . When floors require wet mopping, they shall be left in a streak free condition. Extreme care shall be exercised in all mopping as to avoid splashing walls and furniture.


     LANDLORD SHALL NOT BE RESPONSIBLE FOR AND SHALL NOT CLEAN ANY KITCHENS LOCATED IN THE DEMISED PREMISES.

                                  EXHIBIT "G"

                                   GUARANTY

        THIS GUARANTY (the "Guaranty"), is made as of the day of ____ of _____________, 1998 by the undersigned party (the "Guarantor"), having a notice address at The Watergate, 600 New Hampshire Avenue, N.W., Washington, D.C. 20037
Attention: Michael A. D'Amato to and for the benefit of The George Washington University (the "Landlord"), having a notice address of c/o LaSalle Partners Management Services, Inc., Suite 2400, 2000 Pennsylvania Avenue, N.W., Washington, D.C 20006 and Office of Vice President & Treasurer, 2121 Eye Street, N.W., Suite 701, Washington, D.C 20052.

        WHEREAS, the Landlord has leased to THE CORPORATE ADVISORY BOARD COMPANY,a Delaware corporation, (the "Tenant"), under a lease dated June __, 1998 (herein called the "Lease"), certain space located in 2000 K Street, N.W. (the "Property"),; and

        WHEREAS, Guarantor and Tenant are both currently sharing space at The Watergate, 600 New Hampshire Avenue, N.W. ("The Watergate") and are affiliated corporations; and

        WHEREAS, Guarantor and Tenant have exceeded the capacity of the space at The Watergate and therefore, Guarantor has asked Tenant to relocate; and

        WHEREAS, Tenant has agreed to relocate and has executed the Lease for space in 2000 Pennsylvania Avenue, N.W. and the Landlord under such Lease is willing to let space to Tenant only on the condition that Guarantor agree to execute and deliver this guaranty.

        WHEREAS, Guarantor will receive a benefit from the ability of Tenant to relocate to the premises demised by the Lease in the form of additional space at the site where Guarantor presently leases space, and Guarantor is therefore willing to execute and deliver this Guaranty.

        NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the Guarantor agrees with the Landlord as follows:

        1. The Guarantor unconditionally and irrevocably guarantees that all sums stated in the Lease to be payable by the Tenant or sums equal thereto will be promptly paid in full when due in accordance with the Lease, and that the Tenant will perform and observe each and every covenant, agreement, term, and condition in the Lease required to be performed or observed by the Tenant. Guarantor further unconditionally and irrevocably guarantees payment to Landlord on demand any amounts which are paid to Landlord by the Tenant pursuant to the Lease and which are subsequently set aside as preferential transfers under Section 547 of the Bankruptcy Code. This Guaranty is irrevocable, unconditional and absolute, and if for any reason any such sums shall not be paid promptly when due, the Guarantor will, promptly after notice thereof and prior to the expiration of any period of grace provided for in said instruments for the making of payment of any such sums, pay the same to the person entitled thereto pursuant to the Lease regardless of (a) any defenses or rights of set-off or counterclaims which the Tenant may have or assert against the Landlord; provided, however, that any such payment by the Guarantor shall not constitute a waiver of any defense or claim which the Tenant may have against the Landlord, (b) whether the Landlord shall have taken any steps to enforce any rights against the Tenant or any other person to collect such sum or any part thereof, (c) the termination of the Lease or the enforcement of any other remedy thereunder as a result of the default of the Tenant thereunder, or (d) any other condition or contingency. The Guarantor also agrees to pay to such person such further amount as shall be sufficient to cover the cost and expense of collecting such sums or any part thereof or of otherwise enforcing this Guaranty, including, in any case, reasonable compensation to its attorneys for all services rendered in connection therewith. Upon the Tenant's failure to perform or observe any covenant, agreement, term or condition in the Lease to be performed or observed by the Tenant, the Guarantor will, promptly after notice thereof and prior to the expiration of any period of grace provided for in any said instrument for the performance or observance of the same, perform and observe the same or cause the same promptly to be performed and observed.
2. (a) The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or further consent of the Guarantor:

        (i) the waiver by the Landlord of the performance or observance by the Tenant, the Guarantor or any other party or parties of any of the agreements, covenants, terms or conditions contained in the Lease or this Guaranty; or

        (ii)the extension, in whole or in part, of the time for payment by the Tenant or the Guarantor of any sums owing or payable under the Lease or this Guaranty, or of any other sums or obligations under or arising out of or on account of the Lease or this Guaranty, or the renewal of the Lease or this Guaranty; or

        (iii) any assignment of the Lease or subletting of the Property or any part thereof; or

        (iv) the modification or amendment (whether material or otherwise) of any of the obligations of the Tenant or the Guarantor under the Lease or this Guaranty; or

        (v) the doing or the omission of any of the acts referred to in the Lease or this Guaranty (including, without limitation, the giving of any consent referred to therein); or

        (vi) any failure, omission or delay on the part of the Landlord to enforce, assert or exercise any right, power or remedy conferred on or available to the Landlord in or by the Lease or the Guaranty, or any action on the part of the Landlord granting indulgence or extension in any form whatsoever; or

        (vii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting the Tenant or the Guarantor or any of their assets; or

        (viii) the release of the Tenant or the Guarantor from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease or this Guaranty by operation of law.

        (b) Guarantor further covenants and agrees that neither its obligation to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Tenant or its estate in bankruptcy or any remedy for the enforcement thereof resulting from the operation of any present or future provision of the Bankruptcy Reform Act of 1978 or other statute, or from the decision of any court, nor shall such obligation or remedy for enforcement be impaired, modified, changed, released or limited in any manner by such event of bankruptcy.

        (c) The Guarantor hereby expressly waives, to the extent not prohibited by law, for itself and all those claiming under the Guarantor (i) any right the Guarantor may now or hereafter have to require the Landlord to proceed first against the Tenant upon any obligation or liability of the Tenant that is guaranteed by the Guarantor hereunder, (ii) any right the Guarantor may now or hereafter have to any hearing prior to the attachment of any real or personal property of the Guarantor to satisfy the obligations of the Guarantor hereunder, and (iii) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt.

   3. In the event of the rejection or disaffirmance of the Lease by the Tenant or the Tenant's trustee in bankruptcy pursuant to bankruptcy law or any other law affecting creditors' rights, the Guarantor will, and does hereby (without the necessity of any further


                                       3
agreement or act), assume all obligations and liabilities of the Tenant under the Lease to the same extent as if (a) Guarantor were originally named the Tenant under the Lease, and (b) there had been no such rejection or disaffirmance, and the Guarantor will confirm such assumption in writing at the request of the Landlord upon or after such rejection or disaffirmance; the Guarantor shall, upon such assumption (to the extent permitted by law), have all rights of the Tenant under the Lease.

        4. Notice of acceptance of this Guaranty and notice of any obligations or liabilities contracted or incurred by the Tenant are hereby waived by the Guarantor.

        5. The Guaranty may not be modified or amended except by a written agreement duly executed by the Guarantor with the consent in writing of the Landlord.

        6. The Guarantor hereby covenants and represents that (a) neither the execution, delivery or performance of this Guaranty or the Lease, nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof conflicts or will conflict with or result or will result in a breach of or constitutes or will constitute a default under (i) the organizational documents or other charter documents or by-laws, if any, of the Tenant, (ii) any law or any order, writ, injunction or decree of any court or governmental authority or (iii) any agreement or instrument to which the Guarantor or the Tenant is a party or by which Guarantor or the Tenant is bound; (b) the Guarantor is not engaged in any litigation which will or may adversely affect its ability to carry out any of the terms and provisions of this Guaranty.

        7. This is an unconditional guaranty of payment, not merely of collection. The Guarantor's liability hereunder shall be primary and not secondary, and shall be joint and several with that of the Tenant. The Landlord may proceed against the Guarantor under this Guaranty without initiating or exhausting its remedy or remedies against the Tenant, and may proceed against the Tenant and/or the Guarantor separately or concurrently. If more than one party constitutes Guarantor, then all obligations and covenants set forth herein shall be the joint and several obligations and covenants of the undersigned parties collectively constituting Guarantor.

        8. The Guarantor hereby warrants and represents that as of the date hereof, there has been no material change in its financial condition from that reflected in any financial statements previously submitted to Landlord, and since the date of such statement, if any, the business, property and assets of the Guarantor have not been adversely affected in any way.

        9. If any term or provision of this Guaranty shall be determined to be illegal or unforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

        10. Any notice which the Landlord may elect to send to the Guarantor shall be binding upon the Guarantor if mailed to it at the address set forth above or its last address known to the Landlord, by United States Certified or Registered Mail, Return Receipt Requested.

        11. This Guaranty shall be construed in accordance with the laws of the District of Columbia. Guarantor agrees that any litigation arising out of, or related to, this Guaranty or the Lease shall be brought in the courts of the District of Columbia or in the United States District Court for the District of Columbia, and the Guarantor hereby consents to the venue of such courts. Guarantor consents to service of process and any pleading relating to any action between Landlord and Guarantor at the Demised Premises, as defined in the Lease, provided however, that nothing herein shall be construed as requiring such service at the Demised Premises.

        12. This Guaranty shall be binding upon, Guarantor, its heirs, personal representatives, successors and assigns and shall inure to the benefit of, Landlord, its successors and assigns.

        13. This Guaranty shall expire on March 31, 2002 provided the following conditions have been met:

                a.  The Tenant is not then in default under the Lease.

                b. Guarantor has provided to Landlord audited financial statements for The Corporate Advisory Board Company prepared by Arthur Anderson or other national accounting firm acceptable to Landlord in its reasonable discretion for two (2) consecutive Fiscal Years ending December 31 which show for each such Fiscal Year that the lesser of operating income or income before provision of income taxes (after option repurchase and non-recurring compensation and interest income as shown on such financial statements) exceeds ten million dollars ($10,000,000).

                c. The second of the two (2) consecutive Fiscal Years referred to above ends on December 31, 2001.

                d. Landlord has confirmed, within ten (10) business days of the submission of the financial statements referenced in b. above that for each Fiscal year shown on such financial statements that the lesser of operating income or income before provision of income taxes (after option repurchase and non-recurring compensation and interest income as shown on such financial statements) exceeds ten million dollars ($10,000,000) and that the Tenant is not in default under the Lease.

                f. The financial statements are delivered to Landlord no later than March 15, 2002.

In the event that the financial statements required under subparagraph b. are submitted for years subsequent to Fiscal Year 2001, then the Guaranty will expire on the first day of the month following the month in which Landlord confirms the information in such financial statements as required in subparagraph d. above. In the event that the financial statements for Fiscal Years 2000 and 2001 are submitted to Landlord later than March 15, 2002, then the Guaranty will not expire until the first day of the month following the month in which Landlord confirms the information in the financial statements required by subparagraph d. above.

The date of the expiration of this Guaranty is referred to herein and in the Lease as the "Burnoff Date".

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.

                                     GUARANTOR:

Attest/Witness:                      THE ADVISORY BOARD COMPANY


                                     By:                                 (SEAL)
-----------------------------           ---------------------------------------
Assistant Secretary                       President

DISTRICT OF COLUMBIA            )   ss:

     I, ____________________________________, a Notary Public in and for the
aforesaid jurisdiction, do hereby certify that _______________________________ _________________________________, as attorney-in-fact for ___________________
_________________________________, party to the foregoing Agreement, who is personally well known to me as (or satisfactorily proven to be) the person named as the attorney-in-fact in the foregoing Agreement, personally appeared before me, and as such attorney-in-fact acknowledged said Agreement to be the act and deed of ___________________________________________, a party therein.

     Given under my hand and seal this ____ day of ___________________, 1998.



                                     ________________________________________
                                     Notary Public


[Notarial Seal]


My Commission Expires: _______________________________

                                   EXHIBIT H

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

McDermott, Will & Emery
600 13th Street, N.W.
Suite 1200
Washington, DC  20005
Attn:  Sean P. McGuinness, Esq.


--------------------------------------------------------------------------------
                     (Space Above For Recorder's Use Only)

                              AMENDMENT NO. 1 TO
                        FIRST DEED OF TRUST, ASSIGNMENT
                       OF RENTS, SECURITY AGREEMENT AND
                                FIXTURE FILING


        This AMENDMENT NO. 1 TO FIRST DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment No. 1"), dated as of January 12, 1998, by and among THE GEORGE WASHINGTON UNIVERSITY, a corporation created by Act of Congress ("Trustor"), having an office at 2121 I Street, N.W., Rice Hall, 7th floor, Washington, DC 20052, TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, a California corporation ("Beneficiary"), having an office at c/o Transamerica Realty Services, Inc., 1150 South Olive Street, Suite 2200, Los Angeles, California 90015, and Elizabeth M. Conahan ("Trustee"), having an office at 7500 Old Georgetown Road, Suite 800, Bethesda, Maryland 20814-6133, as trustee for the benefit of Beneficiary.


                             W I T N E S S E T H :

        WHEREAS, pursuant to a certain FIRST DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "Deed of Trust") made as of June 26, 1997, by Trustor to Trustee, for the benefit of Beneficiary, for the purpose of securing (a) the payment of an indebtedness in the amount of FORTY MILLION AND 00/100 DOLLARS ($40,000,000.00), to be paid in accordance with the terms and with interest as set forth in a certain Secured Promissory Note dated June 26, 1997 made by Trustor to the order of Beneficiary, and all modifications, extensions and/or renewals thereof (such Secured Promissory Note and all additional notes referred to in (c) below are hereinafter individually and collectively referred to as the "Note"), (b) the payment and performance of all indebtedness and

                                         CERTIFIED TRUE COPY
                                         Tri-State Commercial Closings, Inc.

                                         By: /s/ Barb H. Kemp
                                            --------------------------------
obligations of Trustor arising under the Deed of Trust, and (c) payment of any money advanced by Beneficiary to Trustor, or its successors, with interest thereon, evidenced by additional notes (indicating that they are so secured) or by endorsement of the original Note, executed by Trustor or its successor, Trustor granted, mortgaged, chattel mortgaged, bargained, sold, alienated, enfeoffed, released, conveyed and confirmed unto Trustee, in trust, with power of sale, all its estate, right, title and interest in, to and under certain Mortgaged Property (as defined in the Deed of Trust), including without limitation the real property identified on Exhibit "A" hereto; and

        WHEREAS, Trustor and Beneficiary each wish to amend the Deed of Trust as provided herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

        1. Section 1.16(a) of the Deed of Trust is amended and restated in its entirety to provide as follows:

                (a) With respect to the leases of the Mortgaged Property Trustor shall (i) observe and perform faithfully every obligation which Trustor is required to perform under the leases; (ii) use commercially reasonable efforts to enforce or secure the performance of, at its sole cost and expense, every obligation to be performed by the tenants under the leases, (iii) promptly give notice to Beneficiary of any notice of default received by Trustor from any lessee under the leases, together with a copy of such notice; (iv) not collect any Rents under any of the leases in advance of the time when the same shall be due, or anticipate any payments under any of the leases, except for bona fide security deposits not in excess of an amount equal to two (2) months' rent;
        (v) not purport or attempt to further assign any of the leases or the Rents (except as expressly permitted by the last sentence of the first paragraph of Section 1.8 hereof); (vi) except with Beneficiary's prior
                     -----------
        written consent, not waive, condone or in any manner discharge any tenants from their obligations under the leases other than in the ordinary course of business in accordance with good business practice for properties of the type and quality as the Mortgaged Property in the District of Columbia; (vii) deliver copies of all leases to Beneficiary within thirty (30) days of execution; (viii) appear in and defend against, at Trustor's sole cost and expense, any action or proceeding arising under, and in any manner connected with the leases, the Rents or the obligations, duties or liabilities of the lessor, tenants or guarantors thereunder; and (ix) not execute any lease for all or any portion of the Mortgaged Property without the prior written consent of Lender, unless the lease contains subordination, nondisturbance and attornment provisions substantially in the form attached hereto as Exhibit "B" (the "SNDA
                                                     -----------
        Provisions") (provided, any such lease with an affiliate of Borrower shall include only such subordination and attornment provisions as specifically directed by Lender as provided in Section 1.16(b) hereof).
                                                       ---------------
        Provided that the lease between Trustor and any tenant contains provisions substantially in the form of the SNDA Provisions, such provisions shall be self-operative and shall be binding upon the Beneficiary without the necessity of executing any additional document or agreement. However, if confirmation of the subordination, nondisturbance or attornment pursuant to the SNDA Provisions is required by a tenant of Trustor, Beneficiary shall execute and deliver, upon the request of Trustor, an agreement with such tenant setting forth provisions substantially in the form of the SNDA Provisions.

    2. Section 1.16(b) of the Deed of Trust is amended and restated in its entirety to provide as follows:

                (b) Trustor will not enter into any lease of the Mortgaged Property with any affiliate of Trustor unless (i) such lease contains only such of those subordination and attornment provisions set forth in Exhibit "C" hereto, if any, as specifically directed by Lender and at
        -----------
        Lender's sole option and (ii) such lease provides that following the occurrence of an Event of Default hereunder Beneficiary may terminate such lease upon thirty (30) days' notice to the affiliate tenant thereunder.

    3.  A new Section 2.13 is added to the Deed of Trust providing as follows:

        SECTION 2.13 Access to Rear Entrance. Trustor acknowledges that
                     -----------------------
    access to and from the rear entrance of the Building is located on adjoining lands of Trustor, and Trustor agrees to maintain over such adjoining lands a pedestrian walkway from either 21st Street, N.W., or H Street, N.W. to the existing rear entrance of the building commonly known as 2000 Pennsylvania Avenue, N.W. (the "Building") along the south side of the Mortgaged Property. Such walkway shall be reasonably similar to the existing such walkway. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may, at its option, give notice to Trustor demanding that Trustor cause to be recorded in the Land Records of the District of Columbia a covenant permanently granting access over Trustor's adjoining lands for such walkway. If Trustor fails for whatever reason (including Trustor's inability at such time to control such adjoining lands) to cause such covenant to be so recorded within fifteen (15) days after receipt of such notice, then, notwithstanding anything in Section 3.20 to the contrary,
                                                   ------------
    Trustor shall be personally liable to Beneficiary for any loss incurred by Beneficiary as a result of the diminution in value of the Mortgaged Property resulting from the failure of the Mortgaged Property to have access to or from the rear entrance of the Building.

        4. Section 3.2(b) of the Deed of Trust is amended and restated in its entirety to provide as follows:

                (b) Any notice given pursuant to Section 1.6(f), Section 1.14(b)
                                                 -------------------------------
        or Section 1.14(d) hereof which requests Beneficiary's consent to the
           ---------------
        matters referred to in such Sections shall contain the following legend (and shall be ineffective if it fails to contain such legend):

                THIS NOTICE IS GIVEN PURSUANT TO SECTION ____ OF THAT CERTAIN FIRST DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT DATED AS OF JUNE 26, 1997 GIVEN BY THE GEORGE WASHINGTON UNIVERSITY TO TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY. THE CONSENT REQUESTED HEREBY WILL BE DEEMED TO HAVE GRANTED BY TRANSAMERICA IF TRANSAMERICA FAILS TO RESPOND IN WRITING TO THIS REQUEST WITHIN SEVEN (7) BUSINESS DAYS OF TRANSAMERICA'S RECEIPT HEREOF, AS MORE FULLY PROVIDED IN THE DEED OF TRUST.

        5. Section 3.20 of the Deed of Trust is amended and restated in its entirety to provide as follows:

                SECTION 3.20. Limited Recourse. Beneficiary agrees that the
                ------------  ----------------
        assets and property available to it to collect the principal and interest due under the Note shall be limited to the Mortgaged Property and other collateral now or hereafter encumbered to secure the repayment of the Note, and the rents, profits, issues and proceeds thereof. No other asset of Trustor shall be seized or attached to satisfy any monetary judgment rendered on the Note. Nevertheless, the foregoing shall not release or impair the obligations evidenced by the Note or any other Loan Document or any collateral now or hereafter given to secure such obligations, nor shall it prevent Beneficiary from exercising any right or remedy available to it under the Note or any other Loan Document or applicable law except as expressly set out in the first sentence above. Furthermore, Trustor shall be fully liable to Beneficiary for (i) all damages suffered by Beneficiary on account of fraud or material misrepresentation, (ii) all liabilities of Trustor under that certain Environmental Indemnity Agreement of even date herewith given by Trustor to Beneficiary, (iii) the distribution or misapplication of any rental income or other income arising with respect to the Mortgaged Property collected by Trustor after the occurrence of a Default or Event of Default (as those terms are defined herein) to the full extent of the rental income or other income collected by Trustor with respect to the Mortgaged Property thereafter,
        (iv) the replacement cost of any personal property or fixtures which are encumbered by the Deed of Trust or any other Loan Document which are removed or disposed of by Trustor and not replaced as required hereunder or by such other Loan Document, and then to the extent of the replacement cost of such personal property or fixtures, (v) the misapplication of any proceeds to the full extent of said misapplied proceeds under any insurance policies or awards resulting from condemnation or the exercise of the power of eminent domain or by reason of damage or destruction to any portion of the Mortgaged Property, (vi) any loss to Beneficiary occasioned by (A) Trustor's failure to insure the Mortgaged Property or pay real estate taxes as required hereby or by any other Loan Document, (B) Trustor's act or omission impairing the validity or priority of Beneficiary's lien on the Mortgaged Property (as distinguished from the value of the security for the Note), or (C) a willful failure of Trustor to protect and preserve the security for the Note as provided herein and in the other Loan Documents, (vii) any loss, cost or expense, including attorneys' fees, incurred by Beneficiary as a result of Trustor's bankruptcy, (viii) the misapplication of any security deposits attributable to the Mortgaged Property in violation of any law, governmental regulation or contractual obligation applicable to Trustor, (ix) the collection in advance or use of any rents, issues or profits in violation of any covenant contained herein or in any other Loan Document to the full extent of such collections, (x) any loss or damage to Beneficiary occasioned by any other violation of law suffered or committed by Trustor or its agents and (xi) any amount for which Trustor is liable as provided in Section 2.13 hereof. Nothing in the
                                         ------------
        foregoing sentence shall in any manner release, affect or impair the existence of the indebtedness evidenced by the Note or the obligations of Trustor under this Deed of Trust or the other Loan Documents, or the enforceability hereof or thereof. This paragraph shall survive foreclosure of the Deed of Trust or repayment of the Note.

        IN WITNESS WHEREOF, Trustor and Beneficiary have caused this Amendment No. 1 to the Deed of Trust to be executed by their duly authorized officers as of the date first above written.

                                     TRUSTOR:

                                     THE GEORGE WASHINGTON UNIVERSITY
                                     a corporation created by Act of
                                     Congress


                                     By:     /s/ Louis H. Katz
                                         -------------------------------------
                                     Name:   Louis H. Katz
                                           -----------------------------------
                                     Title:  Vice President and Treasurer
                                            ----------------------------------

                                     BENEFICIARY:

                                     TRANSAMERICA OCCIDENTAL LIFE
                                     INSURANCE COMPANY


                                     By:     /s/ Matthew A. Palmer
                                         -------------------------------------
                                     Name:   Matthew A. Palmer
                                           -----------------------------------
                                     Title:  Investment Officer
                                            ----------------------------------

                                     TRUSTEE:


                                     /s/ Elizabeth M. Conahan
                                     -----------------------------------------
                                     Elizabeth M. Conahan

                                  EXHIBIT "A"

BORROWER AND INDEMNITOR: THE GEORGE WASHINGTON UNIVERSITY

PROPERTY ADDRESS:  2000 Pennsylvania Avenue, N.W.
                   Washington, DC 20006

LEGAL DESCRIPTION OF PROPERTY:

        Lot 58 in Square 101 in the combination of lots and part of alley closed made by The George Washington University, as per plat recorded in Liber 173 at folio 83 of the Records of the Office of the Surveyor for the District of Columbia.

                                  EXHIBIT "B"

                          NONAFFILIATE SUBORDINATION,
                   NONDISTURBANCE AND ATTORNMENT PROVISIONS

        (A.) Subordination and Nondisturbance. This Lease and all rights of
             --------------------------------
Tenant hereunder are subject and subordinate to all first mortgages and first deeds of trust, and to any other mortgages and deeds of trust junior in lien to such first mortgage or first deed of trust if such subordination to such junior lien is approved by the party or parties secured under such first mortgage or first deed of trust, and to all ground or underlying leases, which may now or hereafter affect the Building and the Land of which the Demised Premises form a part, and all renewals, modifications, consolidations, recastings, replacements and extensions thereof; provided, however, that subject to the provisions of Subparagraphs (B.) and (C.) below this Lease shall remain in full force and effect following and foreclosure under any of the aforesaid mortgages, deeds of trust or ground leases; provided further, however, that Tenant shall not be in default beyond any applicable cure period herein. It is the intention of the parties that this Subparagraph (A.) shall be self-operative and that no further instrument of subordination, nondisturbance or attornment shall be necessary to effectuate such subordination, nondisturbance or attornment. However, if confirmation of such subordination, nondisturbance or attornment is required by any mortgagee or ground lessor, Tenant shall execute and deliver promptly upon any request of Landlord or its mortgagee(s) or ground lessor any certificate that may be requested confirming such subordination. Tenant may not unreasonably delay or condition its delivery. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant if Tenant fails to execute and deliver same within seven
(7) days after any request. Also the failure of Tenant to execute and deliver such certificate or certificates shall be a default under this Lease and basis for Landlord to exercise its rights and remedies under the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES."

        (B.)  Attornment.  The party secured by any such mortgage or deed of
              ----------
trust or the purchaser at foreclosure thereof or by deed in lieu thereof (collectively "Subsequent Purchaser") shall recognize this Lease, provided, however, that Tenant shall not be in default beyond any applicable cure period herein, and Tenant shall attorn to and recognize the Subsequent Purchaser as its landlord under this Lease, and will execute, acknowledge and deliver promptly upon request of Landlord or such mortgagee or any other Subsequent Purchaser (at or prior to the foreclosure) any instrument which in the opinion of such party requesting same is necessary or appropriate to evidence such attornment by Tenant and/or the subordination of such mortgage or deed of trust to this Lease. Also the failure of Tenant to execute and deliver such certificate or certificates shall be a default under this Lease and basis for Landlord to exercise its rights and remedies under the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES." The Tenant hereby waives the provisions of any statute or rule of law, now or hereafter existing, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and Tenant's obligations hereunder in the event of any such foreclosure or conveyance in lieu of foreclosure. Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate shall by operation of law or otherwise result in cancellation or termination of this Lease, and in such event this Lease shall continue as a direct lease between Tenant and such ground lessor or its successor.

        (C). Effect of Attornment. Notwithstanding anything to the contrary in
             --------------------
this Lease, any Subsequent Purchaser and any ground lessor (i) shall not be bound by any prepayment by Tenant to any prior lessor (including Landlord) of rent for more than one calendar month in advance (so that rent shall be payable after the foreclosure, the purchase, or the termination of ground lease as applicable in accordance with the terms of this Lease as if such prepayment of rent for more than one calendar month in advance had not been made); (ii) shall not be bound by any amendment or modification to this Lease or by any waiver or forbearance on the part of any prior lessor (including Landlord) which violates the terms of Landlord's first mortgage or deed of trust; (iii) shall not be liable for any act or omission of any prior lessor (including Landlord); and
(iv) shall not be subject to any offsets or defenses which Tenant might have against any prior lessor (including Landlord). Additionally Landlord's mortgagee shall be discharged of any responsibility hereunder to Tenant which may have arisen (by reason of the mortgagee becoming a mortgagee in possession, a lessor or otherwise) after such mortgagee disposes of its interest in the Building of which the Demised Premises is a part.

        (D). Entitlement to Notice. Any mortgagee or ground lessor shall be
             ---------------------
entitled to receive, and Tenant shall deliver to it concurrently with Landlord, any notices given by Tenant under this Lease. The mortgagee (or purchaser therefrom), or ground lessor shall be given a reasonable period of time following receipt of such written notice and the failure of Landlord to cure the noticed default to cure any default(s) of Landlord which may be claimed by Tenant.

                                  EXHIBIT "C"

                            AFFILIATE SUBORDINATION
                           AND ATTORNMENT PROVISIONS
                           -------------------------

        (A.)  Subordination of Lease/General.  This Lease and all rights of
              ------------------------------
Tenant hereunder are subject and subordinate to all first mortgages and first deeds of trust, and to any other mortgages and deeds of trust junior in lien to such first mortgage or first deed of trust if such subordination to such junior lien is approved by the party or parties secured under such first mortgage or first deed of trust, and to all ground or underlying leases, which may now or hereafter affect the Building and the Land of which the Demised Premises form a part, and all renewals, modifications, consolidations, recasting, replacements and extensions thereof. It is the intention of the parties that this Subparagraph (A.) shall be self-operative and that no further instrument of subordination shall be necessary to effectuate such subordination of this Lease. However, if confirmation of such subordination is required by any mortgagee or ground lessor, Tenant shall execute and deliver promptly upon any request of Landlord or its mortgagee(s) or ground lessor any certificate that may be requested confirming such subordination. Tenant may not reasonably delay or condition its delivery. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant if Tenant fails to execute and deliver same within seven
(7) days after any request. Also the failure of Tenant to execute and deliver such certificate or certificates shall be a default under this Lease and basis for Landlord to exercise its rights and remedies under the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES."

        (B.)  Attornment.  The party secured by any such mortgage or deed of
              ----------
trust or the purchaser at foreclosure thereof or by deed in lieu thereof (collectively "Subsequent Purchaser") shall have the right to recognize this Lease and, in the event of any sale under such mortgage or deed of trust, such Subsequent Purchaser may at its option require that this Lease remain in force thereafter. In such event, Tenant agrees that when any foreclosure of any such mortgage or deed of trust or conveyance in lieu of foreclosure occurs, Tenant will attorn to and recognize the Subsequent Purchaser therefrom as its landlord under this Lease, and will execute, acknowledge and deliver promptly upon request of Landlord or such Subsequent Purchaser at or prior to foreclosure or sale, any instrument which in the opinion of such party aforesaid requesting same is necessary to evidence or confirm such attornment by Tenant and/or the subordination of this Lease to such mortgage or deed of trust of this Lease. Tenant may not unreasonably delay or condition its delivery of such instrument. Tenant hereby waives the provisions of any statute or rule of law, now or thereafter existing, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and Tenant's obligations hereunder in the event of any such foreclosure or conveyance in lieu of foreclosure. Also the failure of Tenant to execute and deliver such certificate or certificates shall be a default under this Lease and basis for Landlord to exercise its rights and remedies under the provisions of the Paragraph of this Lease entitled "DEFAULTS AND REMEDIES."

        (C.)  Effect of Attornment.  Notwithstanding anything to the contrary in
              --------------------
this Lease, any Subsequent Purchaser and any ground lessor or its successor under any such ground lease who requests such attornment, (i) shall not be bound by any prepayment by Tenant to any prior lessor (including Landlord) of rent for more than one calendar month in advance (so that rent shall be payable after the foreclosure, the purchase, or the termination of ground lease as applicable in accordance with the terms of this Lease as if such prepayment of rent for more than one calendar month in advance had not been made); (ii) shall not be bound by any amendment or modification to this Lease or by any waiver or forbearance on the part of any prior lessor (including Landlord) made or given without the written consent of Landlord's first mortgagee or ground lessor;
(iii) shall not be liable for any act or omission of any prior lessor (including Landlord); and (iv) shall not be subject to any offsets or defenses which Tenant might have against any prior lessor (including Landlord). Additionally Landlord's mortgagee shall be discharged of any responsibility hereunder to Tenant which may have arisen (by reason of the mortgagee becoming a mortgagee in possession, a lessor or otherwise) after such mortgagee disposes of its interest in the Building of which the Demised Premises is a part.

        (D.)  Entitlement to Notices.  Any mortgagee or ground lessor shall be
              ----------------------
entitled to receive, and Tenant shall deliver to it concurrently with Landlord, any notices given by Tenant under this Lease. The mortgagee (or purchaser therefrom), or ground lessor shall be given a reasonable period of time following receipt of such written notice and the failure of Landlord to cure the noticed default to cure any default(s) of Landlord which may be claimed by Tenant.

DISTRICT OF                    )
                               ) ss.
COLUMBIA                       )



        The foregoing instrument was acknowledged before me this 12th day of
                                                                 ----
January, 1998, by   Louis H. Katz  , Vice President & Treasurer of The George
                  -----------------  --------------------------
Washington University, a corporation by Act of Congress, on behalf of said corporation.


        WITNESS my hand and official seal.







                                                   /s/ Lisa Porcher
                                       ---------------------------------------
                                                     Notary Public


        My commission expires:  October 31, 2002
                               ------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                                                                            No.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           |  -------- OPTIONAL SECTION ---------
  State of          CALIFORNIA                       )                                     |       CAPACITY CLAIMED BY SIGNER
           ----------------------------------------- )                                     |  Though statute does not require the
                                                     )                                     |  Notary to fill in the data below,
  County of         Los Angeles                      )                                     |  doing so may prove invaluable to
            ---------------------------------------- )                                     |  persons relying on the document.
                                                                                           |
  On   Jan 16, 1998   before me,     Karen L. Klein, Notary Public                      ,  |  [ ] INDIVIDUAL
     ----------------            -------------------------------------------------------   |  [ ] CORPORATE OFFICER(S)
           DATE                  NAME, TITLE OF OFFICER - E.G., "JANE DOE, NOTARY PUBLIC   |      Investment Officer
                                                                                           |      -------------------------------
  personally appeared          Matthew A. Palmer                                        ,  |                 TITLE(S)
                      ------------------------------------------------------------------   |  [ ] PARTNER(S)   [ ] LIMITED
                                           NAME(S) OF SIGNER(S)                            |                   [ ] GENERAL
                                                                                           |  [ ] ATTORNEY-IN-FACT
  [X] personally known to me - OR - [ ] proved to me on the basis of satisfactory          |  [ ] TRUSTEE(S)
                                           evidence to be person whose name is subscribed  |  [ ] GUARDIAN/CONSERVATOR
                                           to the within instrument and acknowledged       |  [ ] OTHER:
                                           to me that he executed the same in his          |             ------------------------
               NOTARY SEAL OF              authorized capacity and that by his signature   |      -------------------------------
               KAREN L. KLEIN              on the instrument the person, or the entity     |      -------------------------------
                APPEARS HERE               upon behalf of which the person acted, exe-     |
                                           cuted the instrument.                           |  SIGNER IS REPRESENTING:
                                                                                           |  NAME OF PERSON(S) OR ENTITY(IES)
                                                                                           |
                                           WITNESS my hand and official seal.              |        Transamerica Occidental
                                                                                           |  -----------------------------------
                                                         /s/ Karen L. Klein                |        Life Insurance Company
                                           ----------------------------------------------  |  -----------------------------------
                                                        SIGNATURE OF NOTARY                |

  ----------------------------------------------------- OPTIONAL SECTION --------------------------------------------------------
  THIS CERTIFICATE MUST BE ATTACHED TO    TITLE OR TYPE OF DOCUMENT
  THE DOCUMENT DESCRIBED AT RIGHT:                                  -------------------------------------------------------------
                                          NUMBER OF PAGES                          DATE OF DOCUMENT
  -------------------------------------                   ------------------------                  -----------------------------
  Though the data requested here is not   SIGNER(S) OTHER THAN NAMED ABOVE
  required by law, it could prevent                                        ------------------------------------------------------
  fraudulent reattachment of this form.
-----------------------------------------------------------------------------------------------------------------------------------
                             (COPYRIGHT) 1993 NATIONAL NOTARY ASSOCIATION - 8236 Remmet Ave., P.O. Box 7184 - Canoga Park, CA 91309

STATE OF MARYLAND                      )
                                       ) ss.
COUNTY OF MONTGOMERY                   )



        On this 14th day of January, 1998, before me, the undersigned officer,
               ------
personally appeared Elizabeth M. Conahan, known to me (or satisfactorily proven) to be the person whose name subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.


        WITNESS my hand and official seal.




                                                 /s/ Cullum D. Anthony (?)
                                          --------------------------------------
                                                       Notary Public


        My commission expires:   1/1/2000
                               ------------